As filed with the Securities and Exchange Commission on April 24, 2014

                               File No. 333-148225
                                    811-21250
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-effective Amendment 7

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 35

           Allstate Life of New York Variable Life Separate Account A
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                 100 Motor Parkway
                                    Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
              (Address of Depositor's principal executive offices)

                                 CT Corporation
                            208 South LaSalle Street
                                   Suite 814
                               Chicago, IL 60604
                                 (312) 345-4320

           (Name, Address and Telephone Number of Agent for Service)

Copy to:                     KENDRA ROBERTS, ESQUIRE
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                                   SUITE J5B
                              NORTHBROOK, IL 60062

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485
/x/on May 1, 2014, pursuant to paragraph (b) of Rule 485
/ /60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

            TOTALACCUMULATOR/SM/ VARIABLE ADJUSTABLE LIFE PROSPECTUS


    Individual Flexible Premium Variable Adjustable Life Insurance Policies


                                   Issued by:
                  Allstate Life Insurance Company of New York


                              In connection with:
           Allstate Life of New York Variable Life Separate Account A


                                Street Address:
                              2940 S. 84th Street
                             Lincoln, NE 68506-4142


                                Mailing Address:
                                P.O. Box 660191
                             Dallas, TX 75266-0191


                        Telephone Number: 1-800-268-5619
                           Fax Number: 1-866-628-1006


This Prospectus describes information you should know before you purchase the TotalAccumulator/SM/ Flexible Premium Variable Adjustable Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 1, 2014.

                                 1  PROSPECTUS

TABLE OF CONTENTS
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                                                               PAGE
SUMMARY
     Description of the Policy and Policy Benefits               4
     Risks of the Policy                                         6
     The Portfolios And Associated Risks                         8
FEE TABLES
     Transaction Fees                                            9
     Periodic Charges Other Than Portfolio Operating
     Expenses                                                   10
     Optional Benefit Charges                                   11
     Portfolio Annual Expenses (as a percentage of Portfolio
     average daily net assets)                                  12
PURCHASE OF POLICY AND PREMIUMS
     Application for a Policy                                   12
     Premium Payments                                           12
     Premium Limits                                             13
     Safety Net Premium                                         13
     Modified Endowment Contracts                               13
     Allocation of Premiums                                     14
POLICY VALUE
     General                                                    14
     Accumulation Units                                         14
     Accumulation Unit Value                                    14
     Written Requests and Forms in Good Order                   15
     Postponement of Payments                                   15
TRANSFERS
     General                                                    15
     Transfers Authorized by Telephone                          15
     Dollar Cost Averaging                                      16
     Portfolio Rebalancing                                      16
     Market Timing & Excessive Trading                          17
     Trading Limitations                                        17
     Agreements to Share Information with Funds                 18
     Short Term Trading Fees                                    18
INVESTMENT AND FIXED ACCOUNT OPTIONS
     The Sub-Accounts and the Portfolios                        18
     Voting Rights                                              22
     Additions, Deletions and Substitutions of Securities       22
     The Fixed Account                                          23
     SelectBalance/SM/ Asset Allocation Program                 23
DEATH BENEFITS AND OPTIONAL INSURANCE
BENEFITS
     Death Benefits                                             24
     Death Benefit Options                                      24
     Change to Death Benefit Option                             25
     Change to Face Amount                                      25


                                                               PAGE
     Optional Insurance Benefits                                25
POLICY LOANS
     General                                                    28
     Loan Interest                                              28
     Loan Repayment                                             28
     Pre-Existing Loan                                          29
     Effect on Policy Value                                     29
SURRENDERS AND WITHDRAWALS
     Surrenders                                                 29
     Partial Withdrawal                                         30
SETTLEMENT OPTIONS                                              30
MATURITY                                                        31
LAPSE AND REINSTATEMENT
     Lapse and Grace Period                                     31
     Reinstatement                                              31
CANCELLATION RIGHTS
     Free-Look Period                                           32
CHARGES AND DEDUCTIONS
     Premium Expense Charge                                     32
     Monthly Deduction                                          32
     Policy Fee                                                 32
     Administrative Expense Charge                              32
     Mortality and Expense Risk Charge                          32
     Cost of Insurance Charge                                   33
     Rider Charges                                              33
     Separate Account Income Taxes                              33
     Portfolio Charges                                          33
     Surrender Charge                                           34
     Transfer Fee                                               35
GENERAL POLICY PROVISIONS
     Beneficiaries                                              35
     Assignment                                                 35
     Dividends                                                  35
ABOUT US
     Allstate Life Insurance Company of New York                35
     The Separate Account                                       35
FEDERAL TAXES
     Introduction                                               36
     Taxation of the Company and the Separate Account           36
     Taxation of Policy Benefits                                36
     Employer Owned Life Insurance (a.k.a. "COLI")              37
     Modified Endowment Contracts                               37
     Income Tax Withholding                                     38
     Diversification Requirements                               38

                                2   PROSPECTUS

                                       PAGE
     Ownership Treatment                38
DISTRIBUTION                            38
LEGAL PROCEEDINGS                       39
LEGAL MATTERS                           40
FINANCIAL STATEMENTS                    40
ILLUSTRATION OF POLICY VALUES, DEATH
BENEFITS, AND NET SURRENDER VALUES      41
GLOSSARY OF SPECIAL TERMS               44
WHERE YOU CAN FIND MORE INFORMATION     45

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 44 of this prospectus.


                                 3   PROSPECTUS

SUMMARY
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DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value may vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature or the Coverage Guarantee Rider (discussed below), you must pay the cumulative Safety Net Premiums or the Coverage Guarantee Rider premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 12 and "Federal Taxes" beginning on page 36.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 37.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

Unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the issue date. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 13.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 31.

4. WHAT IS THE COVERAGE GUARANTEE RIDER FEATURE?

If this rider is elected, unless otherwise required by your state, we agree to keep the Policy (including any riders) in force for a specified period longer than the Safety Net Premium Period under the terms of this rider. This rider must be elected at Policy Issue, and the insured must be between age 18 and 70 at policy issue to be eligible.

Two possible coverage levels are available under the Coverage Guarantee Rider:
Extended Coverage and Lifetime Coverage. The Extended Coverage specified period extends to the later of the policy anniversary following the Insured's 70th birthday, or 20 years. The Lifetime Coverage specified period extends until the Insured's 121st birthday.

Each coverage level has a cumulative premium requirement that must be met. Lifetime Coverage has a higher cumulative premium requirement than Extended Coverage. If the Lifetime Coverage cumulative premium requirement is not met, you can still choose to meet the Extended Coverage premium requirement.

When the Coverage Guarantee Rider is no longer in effect, your Policy remains in force as long as the Safety Net Premium is in effect. If the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 31.

5. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on


                                 4   PROSPECTUS
page 32. For additional discussion of your Policy Value, please see "Policy Value" on page 14.

6. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 6 and "Transfers - Trading Limitations" on page 17.

As a Policy Owner you may also elect to participate in the SelectBalance/SM/ Asset Allocation Program ("SelectBalance") for no additional charge. Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style.

We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program. Asset allocation does not guarantee a profit or protect against loss in a declining market. Please see "SelectBalance/SM/ Asset Allocation Program" on page 23 for more information.

7. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
32. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 14.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 14. Furthermore, if there are outstanding requirements, your Premiums are not allocated until you satisfy those requirements.We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting. In cases where premium allocations are delayed due to outstanding requirements, the premium is held in an account without interest until the policy can be issued.

During the free-look period all premiums will be allocated to a fixed account. If you cancel your policy during this period, the greater of a) all premiums or
b) Policy Value less any Policy Debt will be returned to you.

8. MAY I TRANSFER POLICY VALUE AMONG THE SUB- ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers. See "Transfers" on page 15.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 16.

9. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 28 and "Death Benefits and Optional Insurance Benefits" on page 24.


                                 5   PROSPECTUS

10. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased if, for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

11. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 25. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 36.

12. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first ten Policy Years and the first ten years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 34.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 29.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 6 and "Federal Taxes - Taxation of Policy Benefits" on page 36.

13. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Other restrictions may apply if your Policy is issued in connection with a Qualified Plan. For more detail, see "Policy Loans" on page 28. For a discussion regarding the possible tax consequences of loans, see "Federal Taxes" on page 36.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 31 days after you receive it. During this period premium will be allocated to a fixed account. If you cancel your policy during this period, the greater of a) all premiums or b) Policy Value less any Policy Debt will be returned to you. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation Rights - Free-Look Period," on page 32.


RISKS OF THE POLICY
1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature or the Coverage Guarantee Rider. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page 8 and "Investment and Fixed Account Options" on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature or the Coverage Guarantee Rider is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 31. If you have any outstanding Policy Loans when your Policy


                                 6   PROSPECTUS
lapses, you may have taxable income as a result. See "Federal Taxes" on page
36.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 36.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

As noted above, the minimum withdrawal amount permitted is $250, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three.

While the surrender charge does not apply to partial withdrawals, we impose a $25 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 30. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 36.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 17 and "Transfers - Trading Limitations" on page 17.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions - Surrender Charge" on page 34. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In the event the Surrender Charge exceeds the Policy Value, the amount we deduct upon surrender is limited to the Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 36.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 37.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of


                                 7   PROSPECTUS
amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 36.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.


THE PORTFOLIOS AND ASSOCIATED RISKS
1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                 8   PROSPECTUS

FEE TABLES
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THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER FUNDS BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES


                      CHARGE                                 WHEN CHARGE IS DEDUCTED
------------------------------------------------- ---------------------------------------------
Premium Expense Charge (1)                        When you pay a Premium.
Surrender Charge (per $1000 of Face Amount)       When you surrender your Policy during the
   (2)                                            first 10 Policy Years.
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE
  NON-SMOKER, $120,000 FACE AMOUNT
Partial Withdrawal Service Fee (3)                When you make a withdrawal.
Transfer Fee (4)                                  Second and each subsequent transfer in each
                                                  calendar month.
Loan Interest Rate (5)(6)                         When you have a Policy Loan



                      CHARGE                                     AMOUNT DEDUCTED
------------------------------------------------- --------------------------------------------
Premium Expense Charge (1)                        5.25% of the Premium amount.
Surrender Charge (per $1000 of Face Amount)
   (2)
                                                  Maximum: $49.00 per $1000
                                                  Minimum: $3.60 per $1000
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE   $20.98 per $1000
  NON-SMOKER, $120,000 FACE AMOUNT
Partial Withdrawal Service Fee (3)                The lesser of 2% of amount withdrawn or
                                                  $ 25.00
Transfer Fee (4)                                  $10.00 maximum; $0 current
Loan Interest Rate (5)(6)                         Interest Rate on Preferred Loans 3%
                                                  Interest Rate on Standard Loans 4%

(1)   New York does not assess state premium taxes.

(2) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex, status as a smoker and appropriate surrender charge percentage for the Policy Year in which the surrender occurs. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. Surrenders are not assessed a partial withdrawal fee. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(3)   A Surrender Charge is not assessed on a partial withdrawal.

(4) Currently, we are waiving this fee. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees of up to 2% of the amount transferred if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity. Currently, none of the Portfolios are imposing redemption fees. For more information see Short Term Transfer Fees on page 18.

(5) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 3%. For more information, see "Policy Loans" on page 28.

(6) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


                                 9  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                 CHARGE                     WHEN CHARGE IS DEDUCTED
---------------------------------------- -----------------------------
Cost of Insurance Charge (per            Monthly
 $1000 Net Amount at Risk) (1)
MAXIMUM AND MINIMUM COI
 CHARGE AMONG ALL POSSIBLE INSUREDS:
COI CHARGE FOR A 45-YEAR OLD MALE
 NON-SMOKER, $120,000 FACE
 AMOUNT, AT ISSUE
Administrative Expense Charge            Monthly during the first 10
 (tiered charge based upon per           Policy Years
 $1000 Initial Face Amount)(2)
Policy Fee                               Monthly
Mortality and Expense Risk Charge        Monthly
 (as a percentage of total monthly
 Subaccount Value) (3)



                 CHARGE                                        AMOUNT DEDUCTED
---------------------------------------- ------------------------------------------------------------
Cost of Insurance Charge (per
 $1000 Net Amount at Risk) (1)
MAXIMUM AND MINIMUM COI                  GUARANTEED:                  CURRENT:
 CHARGE AMONG ALL POSSIBLE INSUREDS:     Maximum: $83.33 per $1000.   Maximum: $60.45 per $1000
                                         Minimum: $0.02 per $1000.    Minimum: $0.02 per $1000.
COI CHARGE FOR A 45-YEAR OLD MALE        GUARANTEED:                  CURRENT:
 NON-SMOKER, $120,000 FACE               $0.20 per $1000.             $0.20 per $1000.
 AMOUNT, AT ISSUE
Administrative Expense Charge            Guaranteed Monthly rate:     Current Monthly rate:
 (tiered charge based upon per           Same as current              $0.09 per $1000 on the first
 $1000 Initial Face Amount)(2)                                        $100,000
Policy Fee                               Guaranteed: $15.00
Mortality and Expense Risk Charge        Guaranteed Monthly Rate:
 (as a percentage of total monthly       Policy Years 1-10: 0.06%
 Subaccount Value) (3)

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Net Amount at Risk and the cost of insurance charges, see "Charges and Deductions" on page 32. Net Amount at Risk is defined as (a) - (b), where (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day.

  The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is the same as current. The current monthly rate for Face Amounts in excess of $100,000 is $0.03 for $1,000.

(3) The guaranteed monthly mortality and expense risk charge is 0.058% for the first 10 Policy Years and 0.025% thereafter.

  We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.


                                 10  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES


Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction or as noted. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 25 below:


                 OPTIONAL BENEFIT                  WHEN CHARGE IS DEDUCTED           AMOUNT DEDUCTED
------------------------------------------------- ------------------------- ---------------------------------
Children's Level Term Rider (per $5,000 unit of            Monthly             $2.50 per unit per month
 coverage)
Accidental Death Benefit Rider (per $1,000 of              Monthly
 benefit amount) (1)
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                       Maximum COI: $0.13 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.08 per $1,000
  COI CHARGE FOR A 45-YEAR OLD MALE                                              COI: $0.10 per $1,000
  NON-SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Continuation of Payment Rider (per $100 of                 Monthly
 benefit amount) (2)
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                        Maximum COI: $1.54 per $100
  ALL POSSIBLE INSUREDS:                                                      Minimum COI: $0.26 per $100
  COI CHARGE FOR A 45-YEAR OLD MALE                                               COI: $0.53 per $100
  NON-SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Additional Insured Term Rider (per $1000 of                Monthly
 benefit amount) (3)
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                      Maximum COI: $30.40 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.01 per $1,000
  COI CHARGE FOR A 45-YEAR OLD MALE                                              COI: $0.12 per $1,000
  NON-SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Primary Insured Term Rider (4)                             Monthly
  MAXIMUM AND MINIMUM COI CHARGE AMONG                                      Maximum COI: $30.04 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.02 per $1,000
  COI CHARGE FOR A 45-YEAR OLD MALE                                              COI: $0.06 per $1,000
  NON-SMOKER, $120,000 FACE AMOUNT, AT ISSUE:
Coverage Guarantee Rider (5)                               Monthly                 $0.01 per $1,000
Guaranteed Insurability Rider (6)                          Monthly
  MINIMUM AND MAXIMUM COI CHARGE AMONG                                       Maximum COI: $0.12 per $1,000
  ALL POSSIBLE INSUREDS:                                                     Minimum COI: $0.05 per $1,000
  COI CHARGE FOR 30-YEAR OLD:                                                    COI: $0.11 per $1,000
Accelerated Death Benefit Rider, Terminal            When Benefit Elected   $150
 Illness
Overloan Protection Rider                            When Benefit Elected        4.5% of Policy Value

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex, rider Face Amount, and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.



                                 11  PROSPECTUS

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5)   The Coverage Guarantee Rider can be elected only at Policy Issue.

(6) The Guaranteed Insurability Rider can be elected only at Policy issue for insureds 38 years old and younger. The applicable charge depends on the Insured's age at issue. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.



PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. ADVISERS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES APPEARS IN THE PROSPECTUS FOR EACH PORTFOLIO.


                                                                                            MINIMUM         MAXIMUM
Total Annual Operating Expenses (1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees,
and other expenses)                                                                        0.20%          1.71%

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2013.

PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $1,000,000, we provide you with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Activity Days, Policy Months, and Policy Years.

PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 36. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic


                                12   PROSPECTUS

Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount or the Coverage Guarantee Rider amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" and "Coverage Guarantee Rider" discussions just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.

PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 37 below for more information.

SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 70 or less at the Issue Date, the specified period is the first ten Policy Years. If the Insured is age 71 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the Issue Date.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see "Lapse and Reinstatement" on page 31. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount is the minimum Premium required in order to issue the Policy. In subsequent years, the Safety Net Premium is the same as that of the first year provided there are no changes made to your Policy. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount. Face amount increases or decreases, partial withdrawals, and death benefit option changes may also affect the monthly Safety Net Premiums.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. The Safety Net Premium feature can be reinstated at any time before the Safety Net expiry date if total premium payments received, less partial withdrawals and policy debt are greater than the sum of the required monthly safety net premiums. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 31.

The following are examples of how the Safety Net Premium may change as a result of changes in your Policy:


                                                         MONTHLY
                                                        SAFETY NET
                   BASE POLICY                           PREMIUM
Face Amount $250,000, 45 Male Non-Smoker, Death
Benefit Option 1, no riders                            $ 176.88
              CHANGES TO BASE POLICY
Increase Face Amount to $300,000 in year 5             $ 220.96
Decrease Face Amount to $200,000 in year 5             $ 141.50
Partial Withdrawal of $3,000 in year 5                 $ 174.75
Change to Death Benefit Option 2 in year 5             $ 173.23
Add Rider in year 5: Additional Insured Rider of
$100,000 on 35 Female Non-Smoker                       $ 194.54

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."


                                13   PROSPECTUS

Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.

ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may allocate Policy Value among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may change or waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, your Premiums are not allocated until all requirements are satisfied. In these cases, the premium is held in an account without interest until the outstanding requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. We will delay allocating your Premiums to the Sub-Accounts or to the Fixed Account until after the "free-look" period. In the interim, we allocate all of your Premiums to the Fixed Account only. For more information, please see "Cancellation Rights" on page 32.

POLICY VALUE
--------------------------------------------------------------------------------

GENERAL. Your Policy Value is the sum of the values of your interests in the sub-accounts of the separate account plus the value of the fixed account and the loan account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date. Otherwise, we make that determination on the next succeeding day that is a Valuation Date. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.

ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are


                                14   PROSPECTUS
     determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.


We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a Policy Loan will be paid within seven days.

TRANSFERS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 35, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE is open for business. See "Policy Value" on page 14. If we receive your request on a day when the NYSE is not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE is open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.


You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting


                                15   PROSPECTUS
from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing so long as your Policy Value is spread among no more than twenty-one options, other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly, semi-annually or annually, at your option. There are no fees associated with the Dollar Cost Averaging program. Transfers made under a Dollar Cost Averaging program will not be assesed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after you elect the Dollar Cost Averaging program. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 15 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to have rebalances made monthly, quarterly, semi-annually or annually. There are no fees associated with Portfolio Rebalancing. Transfers made under a Portfolio Rebalancing program will not be assesed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. No more than twenty-one (21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.


                                16   PROSPECTUS

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.

MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

o we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

o we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

o the total dollar amount being transferred, both in the aggregate and in the transfer request;

o the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

o whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (E.G., International, High Yield, and Small Cap Sub-Accounts);

o whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

o    the investment objectives and/or size of the Sub-Account's underlying
     Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby


                                17   PROSPECTUS
refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (E.G., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

AGREEMENTS TO SHARE INFORMATION WITH FUNDS.
Under the Investment Company Act of 1940, Allstate Life Insurance Company of New York ("Allstate New York") has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York's trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.

SHORT TERM TRADING FEES. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current

Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a
                                                 --------------------
Prospectus for a Portfolio, contact us and we will send you a copy.
-------------------------------------------------------------------

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE


                                 18  PROSPECTUS

PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.


 Sub-Accounts                                        Investment Objective                                  Investment Adviser
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. Government Securities Fund - Series   Total return comprised of current income and capital
  I                                                 appreciation
 Invesco V.I. Growth and Income Fund - Series I     To seek long-term growth of capital and income
                                                                                                          INVESCO ADVISERS, INC.
 Invesco V.I. American Value Fund - Series I        To provide above-average total return over a market
                                                    cycle of three to five years by investing in common
                                                    stocks and other equity securities.
 THE ALGER PORTFOLIOS
 Alger Balanced Portfolio - Class I-2               Current income and long-term capital appreciation
 Alger Capital Appreciation Portfolio - Class I-2   Long-term capital appreciation
                                                                                                          FRED ALGER MANAGEMENT,
                                                                                                          INC.
 Alger Large Cap Growth Portfolio - Class I-2       Long-term capital appreciation
 Alger Mid Cap Growth Portfolio - Class I-2         Long-term capital appreciation
 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
   , INC.
 AllianceBernstein VPS Growth and Income            Long-term growth of capital
  Portfolio - Class A
 AllianceBernstein VPS International Growth         Long-term growth of capital
  Portfolio - Class A
 AllianceBernstein VPS International Value          Long-term growth of capital
                                                                                                          ALLIANCEBERNSTEIN L.P.
  Portfolio - Class A
 AllianceBernstein VPS Small Cap Growth             Long-term growth of capital
  Portfolio - Class A
 AllianceBernstein VPS Small/Mid Cap Value          Long-term growth of capital
  Portfolio - Class A

                                19  PROSPECTUS

 Sub-Accounts                                                     Investment Objective
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial            Long-term capital appreciation.
  Class
 Fidelity VIP Emerging Markets Portfolio -                       Seeks capital appreciation
  Initial Class
 Fidelity VIP Equity-Income Portfolio - Initial                  The Fund seeks reasonable Income. The fund will also
  Class                                                          consider the potential for capital appreciation. The
                                                                 fund's goal is to achieve a yield which exceeds the
                                                                 composite yield on the securities comprising the
                                                                 Standard & Poor's 500SM Index (S&P 500(Reg. TM)).
 Fidelity VIP Growth & Income Portfolio - Initial                High total return through a combination of current
  Class                                                          income and capital appreciation
 Fidelity VIP Growth Portfolio - Initial Class                   To achieve capital appreciation.
 Fidelity VIP High Income Portfolio - Initial                    High level of current income, while also considering
  Class                                                          growth of capital.
 Fidelity VIP Index 500 Portfolio - Service Class                The Fund seeks investment results that correspond to
                                                                 the total return of common stocks publicly traded in the
                                                                 United States, as represented by the Standard & Poor's
                                                                 500SM Index (S&P 500(Reg. TM)).
 Fidelity VIP Investment Grade Bond Portfolio -                  As high a level of current income as is consistent with
  Initial Class                                                  the preservation of capital.
 Fidelity VIP Mid Cap Portfolio - Initial Class                  Long-term growth of capital
 Fidelity VIP Money Market Portfolio - Initial                   As high a level of current income as is consistent with
  Class                                                          preservation of capital and liquidity.
 Fidelity VIP Real Estate Portfolio - Initial Class              The Fund seeks above-average income and long-term
                                                                 capital growth, consistent with reasonable investment
                                                                 risk.
 Fidelity VIP Value Strategies Portfolio - Initial               Seeks capital appreciation
  Class
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin High Income BAD CHARACTERVIP Fund - Class 1 (1)        High level of current income with capital appreciation as
                                                                 a secondary goal.
 Franklin Income BAD CHARACTERVIP Fund - Class 1 (2)             To maximize income while maintaining prospects for
                                                                 capital appreciation.
 Franklin Small Cap Value BAD CHARACTERVIP Fund - Class 1 (3)    Long-term total return.
 Franklin Small-Mid Cap Growth BAD CHARACTERVIP Fund -           Long-term capital growth.
  Class 1 (4)
 Franklin Strategic Income BAD CHARACTERVIP Fund - Class 1 (5)   A high level of current income with capital appreciation
                                                                 over the long term as a secondary goal
 Franklin U.S. Government Securities VIP Fund -                  Income.
  Class 1 (6)
 Franklin Mutual Global Discovery VIP Fund -                     Capital appreciation.
  Class 1 (7)
 Franklin Mutual Shares BAD CHARACTERVIP Fund - Class 1 (8)      Capital appreciation with income as a secondary goal.
 Templeton Global Bond BAD CHARACTERVIP Fund - Class 1 (9)       High current income, consistent with preservation of
                                                                 capital, with capital appreciation as a secondary
                                                                 consideration.



 Sub-Accounts                                                     Investment Adviser
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial
  Class
 Fidelity VIP Emerging Markets Portfolio -
  Initial Class
 Fidelity VIP Equity-Income Portfolio - Initial
  Class
 Fidelity VIP Growth & Income Portfolio - Initial
  Class
 Fidelity VIP Growth Portfolio - Initial Class
 Fidelity VIP High Income Portfolio - Initial
  Class
                                                                 FIDELITY MANAGEMENT &
                                                                 RESEARCH COMPANY
 Fidelity VIP Index 500 Portfolio - Service Class
 Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
 Fidelity VIP Mid Cap Portfolio - Initial Class
 Fidelity VIP Money Market Portfolio - Initial
  Class
 Fidelity VIP Real Estate Portfolio - Initial Class
 Fidelity VIP Value Strategies Portfolio - Initial
  Class
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin High Income BAD CHARACTERVIP Fund - Class 1 (1)
 Franklin Income BAD CHARACTERVIP Fund - Class 1 (2)
 Franklin Small Cap Value BAD CHARACTERVIP Fund - Class 1 (3)
                                                                 FRANKLIN ADVISERS, INC.
 Franklin Small-Mid Cap Growth BAD CHARACTERVIP Fund -
  Class 1 (4)
 Franklin Strategic Income BAD CHARACTERVIP Fund - Class 1 (5)
 Franklin U.S. Government Securities VIP Fund -
  Class 1 (6)
 Franklin Mutual Global Discovery VIP Fund -                     FRANKLIN ADVISORY SERVICES,
  Class 1 (7)                                                    LLC
 Franklin Mutual Shares BAD CHARACTERVIP Fund - Class 1 (8)
                                                                 FRANKLIN MUTUAL ADVISERS,
 Templeton Global Bond BAD CHARACTERVIP Fund - Class 1 (9)
                                                                 LLC

                                20  PROSPECTUS

 Sub-Accounts                                          Investment Objective
 ALPS VARIABLE INVESTMENT TRUST (10)
 Ibbotson Aggressive Growth ETF Asset                 Capital appreciation
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation               Capital appreciation and some current income
  Portfolio Class I
 Ibbotson Conservative ETF Asset Allocation           Current income and preservation of capital
  Portfolio Class I
 Ibbotson Growth ETF Asset Allocation Portfolio       Capital appreciation
  Class I
 Ibbotson Income and Growth ETF Asset                 Current income and capital appreciation
  Allocation Portfolio Class I
 JANUS ASPEN SERIES
 Janus Aspen Series Balanced Portfolio -              Long-term capital growth, consistent with preservation
  Institutional Shares                                of capital and balanced by current income.
 Janus Aspen Series Flexible Bond Portfolio -         To obtain maximum total return, consistent with
  Institutional Shares                                preservation of capital.
 Janus Aspen Series Forty Portfolio - Institutional   Long-term growth of capital
  Shares
 Janus Aspen Series Global Technology Portfolio       Long-term growth of capital
  - Institutional Shares
 Janus Aspen Series Overseas Portfolio -              Long-term growth of capital
  Institutional Shares
 Janus Aspen Series Enterprise Portfolio -            Long-term growth of capital
  Institutional Shares
 Janus Aspen Perkins Mid Cap Value Portfolio -        Capital appreciation
  Institutional Shares
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Income Fund/VA                   The fund seeks total return
 Oppenheimer Core Bond Fund/VA                        The fund seeks total return
 Oppenheimer Global Fund/VA                           The fund seeks capital appreciation
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA   Capital appreciation.
 Oppenheimer Global Strategic Income Fund/VA          The fund seeks total return
 Oppenheimer Equity Income Fund/VA                    The fund seeks total return
 Oppenheimer International Growth Fund/VA             The fund seeks capital appreciation
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I         Long-term capital appreciation by investing primarily in
                                                      growth-oriented equity securities of large capitalization
                                                      companies.
 Morgan Stanley UIF Emerging Markets Equity           Long-term capital appreciation by investing primarily in
  Portfolio, Class I                                  growth-oriented equity securities of issuers in emerging
                                                      market countries.



 Sub-Accounts                                          Investment Adviser
 ALPS VARIABLE INVESTMENT TRUST (10)
 Ibbotson Aggressive Growth ETF Asset
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation
  Portfolio Class I
                                                      ALPS ADVISORS, INC. (ADVISER)
 Ibbotson Conservative ETF Asset Allocation
                                                      / IBBOTSON ASSOCIATES, INC.
  Portfolio Class I
                                                      (SUB-ADVISER)
 Ibbotson Growth ETF Asset Allocation Portfolio
  Class I
 Ibbotson Income and Growth ETF Asset
  Allocation Portfolio Class I
 JANUS ASPEN SERIES
 Janus Aspen Series Balanced Portfolio -
  Institutional Shares
 Janus Aspen Series Flexible Bond Portfolio -
  Institutional Shares
 Janus Aspen Series Forty Portfolio - Institutional
  Shares
 Janus Aspen Series Global Technology Portfolio       JANUS CAPITAL MANAGEMENT
  - Institutional Shares                              LLC
 Janus Aspen Series Overseas Portfolio -
  Institutional Shares
 Janus Aspen Series Enterprise Portfolio -
  Institutional Shares
 Janus Aspen Perkins Mid Cap Value Portfolio -
  Institutional Shares
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Capital Income Fund/VA
 Oppenheimer Core Bond Fund/VA
 Oppenheimer Global Fund/VA
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA   OPPENHEIMERFUNDS, INC.
 Oppenheimer Global Strategic Income Fund/VA
 Oppenheimer Equity Income Fund/VA
 Oppenheimer International Growth Fund/VA
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I
                                                      MORGAN STANLEY INVESTMENT
                                                      MANAGEMENT INC. (11)
 Morgan Stanley UIF Emerging Markets Equity
  Portfolio, Class I

(1) Effective May 1, 2014, the Franklin High Income Securities Fund - Class 1 changed its name to Franklin High Income BAD CHARACTERVIP Fund - Class 1.

(2) Effective May 1, 2014, the Franklin Income Securities Fund - Class 1 changed its name to Franklin Income BAD CHARACTERVIP Fund - Class 1.

(3) Effective May 1, 2014, the Franklin Small Cap Value Securities Fund - Class 1 changed its name to Franklin Small Cap Value BAD CHARACTERVIP Fund - Class 1.

(4) Effective May 1, 2014, the Franklin Small-Mid Cap Growth Securities Fund - Class 1 changed its name to Franklin Small-Mid Cap Growth BAD CHARACTERVIP Fund - Class 1.

(5) Effective May 1, 2014, the Franklin Strategic Income Securities Fund - Class 1 changed its name to Franklin Strategic Income BAD CHARACTERVIP Fund - Class 1.

                                 21  PROSPECTUS

(6) Effective May 1, 2014, the Franklin U.S. Government Fund - Class 1 changed its name to Franklin U.S. Government Securities VIP Fund - Class 1.

(7) Effective May 1, 2014, the Mutual Global Discovery Securities Fund - Class 1 changed its name to Franklin Mutual Global Discovery VIP Fund - Class 1.

(8) Effective May 1, 2014, the Mutual Shares Securities Fund - Class 1 changed its name to Franklin Mutual Shares BAD CHARACTERVIP Fund - Class 1.

(9) Effective May 1, 2014, the Templeton Global Bond Securities Fund - Class 1 changed its name to Templeton Global Bond BAD CHARACTERVIP Fund - Class 1.

(10) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative

(11) In certain instances, Morgan Stanley Investment Management Inc. formerly did business using the name Van Kampen.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Some of the Portfolios have been established by investment advisers, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in


                                22   PROSPECTUS
the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or underlying fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

o    to operate the Separate Account in any form permitted by law;

o to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

o to transfer assets from one Sub-Account to another, or to our general account;

o    to add, combine, or remove Sub-Accounts in the Separate Account;

o to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Charges and Deductions"; and

o to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 3%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 3%.

SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected at issue or any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program at issue, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

Once your policy is in force you may elect to participate in the SelectBalance program if it was not elected at time of issue. You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired once your policy is in force. You can discontinue participation in the SelectBalance program at any time by submitting a


                                23   PROSPECTUS

Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Allstate New York, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.

DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
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DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Riders which may impact the death benefit include the Accidental Death Benefit Rider, the Additional Insured Term Rider, the Primary Insured Term Rider, the Overloan Protection Rider, and the Accelerated Death Benefit Riders. Please see "Optional Insurance Benefits" beginning on page 25. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.

DEATH BENEFIT OPTIONS. You may choose one of two Death Benefit Options:

     Option 1: the Death Benefit is the greater of: (a) the Face Amount of the
     ---------
     Policy on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

     Option 2: the Death Benefit is the greater of: (a) the Face Amount plus
     ---------
     the Policy Value on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 100 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, for a given Premium and Face Amount, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so
------------------------------------------
as to seek to ensure that


                                24   PROSPECTUS
the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:


            EXAMPLES                        A                  B
--------------------------------      -------------      -------------
Face Amount                           $100,000           $100,000
Death Benefit Option                         1                  1
Insured's Attained Age                      45                 45
Policy Value on Date of Death         $ 48,000           $ 34,000
Applicable Corridor Percentage             215%               215%
Death Benefit                         $103,200           $100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).

CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Activity Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a Death Benefit Option change.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $100,000.

CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium and Coverage Guarantee Rider premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 34 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 36.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount or Coverage Guarantee Rider premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider, the Guaranteed Insurability Rider, the Coverage Guarantee Rider and the Overloan Protection Rider, which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider.

Certain restrictions apply if you add the Coverage Guarantee Rider to your policy.

     (i) You cannot add both the Coverage Guarantee Rider and the Guaranteed Insurability Rider to your Policy.


                                25   PROSPECTUS

     (ii) If you add the Coverage Guarantee Rider to your Policy, the total sum of the coverages available for the Additional Insured Term Rider and the Primary Insured Term Rider will be limited to less than or equal to three times the base coverage. For example, if the base policy has $100,000 of coverage, and the Coverage Guarantee Rider is added to the policy, then the total sum of the coverages available for the Additional Insured Term Rider and Primary Insured Term Rider will be limited to $300,000.

     (iii) Adding or increasing the coverage under the Additional Insured Term Rider after policy issue will terminate the Coverage Guarantee Rider.

     (iv) Changing the death benefit option on your Policy will terminate the Coverage Guarantee Rider.

All riders can be concurrently elected, other than the restrictions stated above related to the Coverage Guarantee Rider. Riders requiring an additional cost will reduce your Policy Value due to the cost of the Rider.

o    Children's Level Term Rider.

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 25th birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child's 25th birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

o    Accidental Death Benefit Rider

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70th birthday; or (3) you ask to end the rider.


o    Continuation of Payment Rider.

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

o    Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75th birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

o    Primary Insured Term Rider

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

o    Accelerated Death Benefit Rider, Terminal Illness.

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

     (i) 80% of the Death Benefit as of the date the first request is paid; or

     (ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     (i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;


                                26   PROSPECTUS

     (ii) if allowed in your state, an administrative expense charge of up to $150 for each accelerated benefit request;

     (iii) pro-rata amount of any outstanding Policy Loan; and

     (iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

o    Overloan Protection Rider

If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. The Overloan Protection Rider converts your Policy to a paid-up policy, which cannot lapse. As a paid- up policy, no additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)   the Policy has been in force for at least 15 policy years;

2)   the Insured has attained age 75;

3)   the Death Benefit option for the Policy must be Option 1;

4)   the Policy Debt is greater than the Face Amount;

5)   the Policy Debt is at least 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

o    Coverage Guarantee Rider

The Coverage Guarantee Rider can enable you to keep your policy in force for a specified period of time which is longer than the Safety Net Period, regardless of the performance of your Policy Value. This rider is available if the Insured is between 18 and 80 at the Issue Date, and the rider must be elected at policy issue.

The Coverage Guarantee Rider provides two possible coverage periods: Extended Coverage and Lifetime Coverage. Extended Coverage has a coverage period which extends to the later of the policy anniversary following the insured's 70th birthday, or 20 years. Lifetime Coverage has a specified period which extends to the anniversary following the insured's 121st birthday.

Both the Extended and Lifetime Coverages are in effect as long as cumulative premium requirements are met for each level of coverage. On each monthly activity date after the Issue Date, a cumulative premium test is performed for both Extended Coverage and Lifetime coverage. Total premiums paid since the Issue Date, less any partial withdrawals and policy debt, are compared to the monthly Extended and Lifetime coverage premiums, times the number of months since the Issue Date. The Lifetime Coverage monthly premiums will be greater than the Extended Coverage monthly premiums in most cases. As a result, Extended Coverage may be in effect while Lifetime coverage is not in effect because the cumulative premium requirement is lower.

If the Lifetime Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Lifetime Coverage Premium times the number of months since the Issue Date. If the Lifetime Coverage monthly premium test is not met for 18 consecutive months, Lifetime Coverage will permanently expire and cannot be reinstated. The Coverage Guarantee rider can still be in effect for Extended Coverage if Lifetime Coverage expires, during the Extended Coverage period.

If the Extended Coverage premium test is not met, it can be reinstated within an 18 month time period. In order to reinstate, total premiums paid since the Issue Date, less partial withdrawals and policy debt; must exceed the monthly Extended Coverage Premium times the number of months since the Issue Date. If the Extended Coverage monthly premium test is not met for 18 consecutive months, Extended Coverage will permanently expire and cannot be reinstated. The Coverage Guarantee rider will expire when both the Lifetime and Extended Coverages expire. Upon expiry of the Coverage Guarantee Rider, the Safety Net Premium feature may still be in effect.

The inclusion of other riders may increase the monthly Extended Coverage and Lifetime Coverage premiums. Certain riders will not be available on a policy with the Coverage Guarantee Rider, and others will eliminate the Lifetime Coverage level. The following is a summary of restrictions:

1) The Guaranteed Insurability Option Rider is not available with the Coverage Guarantee Rider;

2) Lifetime Coverage is not available if the Policy contains the Additional Insured Term rider or the Primary Insured Term rider. Extended Coverage is available, however, subject to the conditions in #3;

3) The sum of the face amounts on the Primary Insured Term rider and all Additional Insured Term riders


                                27   PROSPECTUS
     cannot exceed three times the face amount of the base policy if the Coverage Guarantee Rider is attached to a policy;

4) An Additional Insured Term rider cannot be added or increased after the Issue Date on a policy with the Coverage Guarantee Rider.

The Coverage Guarantee rider will expire on the earliest of the following events:

1)   At the end of the latest coverage period available under the rider;

2) Failure to meet the cumulative premium requirements for both Lifetime Coverage and Extended Coverage;

3)   The date the Policy terminates;

4)   Upon your written request;

5) Violation of any investment rules or restrictions in place at the Issue Date (currently, there are no investment restrictions);

6)   An elective face amount increase on the policy

7)   A death benefit option change

8)   Adding the Additional Insured Term rider after the policy issue date.

o    Guaranteed Insurability Rider

This rider provides the option to increase the face amount of the policy on the policy anniversaries following the attainment of ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption. Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the face amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available. This rider is available to insureds 38 years old and younger.

POLICY LOANS
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GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Outstanding Policy Loans and loan interest reduce the amount you may request. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net or Coverage Guarantee Rider cumulative premium requirements, will reduce your Policy Value and will reduce the Death Proceeds. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. Loan amounts are transferred from the Separate Account and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. If this is the case, the transfers from the Separate Account will be increased proportionately based on the premium allocation percentages without the Fixed Account. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.

LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 3.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 4.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.

LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as


                                28   PROSPECTUS

Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, and both the Safety Net premium guarantee and Coverage Guarantee rider are not in effect, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.

PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of a Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:


Transferred Policy Value        $190,000
Transferred Policy Loan         $ 40,000
Surrender Value                 $150,000
20% of Policy Value             $ 38,000
Preferred Loan                  $ 38,000
Standard Loan                   $  2,000

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. If eligible, you may be able to elect the Overloan Protection Rider, which converts the Policy to a paid-up policy, which would prevent the Policy from lapsing. (See "Overloan Protection Rider" on page 27.) Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

SURRENDERS AND WITHDRAWALS
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SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.

The following is an example of the calculation of the Net Surrender Value for a Policy surrendered the first Policy Year:


                                29   PROSPECTUS

EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------
Face Account =               $100,000
Annual Premium =             $  4,700
Policy Value =               $  4,300
Surrender Charge =           $  2,098
Net Surrender Value =        $  2,202

PARTIAL WITHDRAWAL. General. While the Policy is in force, you may receive a
                    --------
portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be sufficient to cover the last monthly deduction times three. We deduct a partial withdrawal service fee of $25 from the remaining Policy Value for a partial withdrawal.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. We may, however, postpone payment in the circumstances described in the "Policy Value - Postponement of Payments" section. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount. If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

The following are examples of calculations as discussed above:



   EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------
            DEATH BENEFIT OPTION 1
----------------------------------------------
Prior to Partial Withdrawal
Policy Value                       $  8,600
Net Cash Surrender Value           $  6,649
Face Amount                        $100,000
Death Benefit                      $100,000
Partial Withdrawal                 $  1,000
After Partial Withdrawal
Policy Value                       $  7,575
Net Cash Surrender Value           $  5,624
Face Amount                        $ 99,000
Death Benefit                      $ 99,000



   EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------
            DEATH BENEFIT OPTION 2
----------------------------------------------
Prior to Partial Withdrawal
Policy Value                       $  8,600
Net Cash Surrender Value           $  6,649
Face Amount                        $100,000
Death Benefit                      $108,600
Partial Withdrawal                 $  1,000
After Partial Withdrawal
Policy Value                       $  7,575
Net Cash Surrender Value           $  5,624
Face Amount                        $100,000
Death Benefit                      $107,575



     EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
--------------------------------------------------
              DEATH BENEFIT OPTION 1
--------------------------------------------------
Initial Face Amount                    $100,000
Increase in Year 2 Face Amount         $200,000
Total Policy Year 3 Face Amount        $300,000
Prior to Partial Withdrawal
Policy Value                           $ 12,700
Net Cash Surrender Value               $  7,148
Death Benefit                          $300,000
Partial Withdrawal                     $  1,000
After Partial Withdrawal
Policy Value                           $ 11,675
Net Cash Surrender Value               $  6,123
Initial Face Amount                    $100,000
Increase Face Amount                   $199,000
Total Face Amount                      $299,000
Death Benefit                          $299,000

Effect on Rider Benefits. A partial withdrawal will decrease cumulative
-------------------------
premiums paid into your Policy and as a result may impact the Coverage Guarantee Rider. Riders do not impact the ability to take partial withdrawals.

Tax Consequences. The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.

SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.


                                30   PROSPECTUS

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 2%. We may pay interest in excess of the guaranteed rate.

We currently offer the two Settlement Options described below:

     Option A - Fixed Payments. We pay a selected monthly income until the
     --------------------------
     proceeds, and any interest credits, are exhausted.

     Option B - Life Income Guaranteed Period Certain. We pay the proceeds in a
     -------------------------------------------------
     monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 100th birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the Safety Net Premium or Coverage Guarantee Rider is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period. Additional premium may be paid during the Grace Period to assure the Safety Net Premium guarantee and Coverage Guarantee Rider (if in force).

At least 61 days before the end of the Grace Period, we send you a notice.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 24. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.

The Safety Net will apply upon reinstatement if the Safety Net premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the Safety Net premium times the number of months that coverage was in force, plus three additional Safety Net premiums. The Coverage Guarantee Rider cannot be reinstated if the Policy lapses.


                                31   PROSPECTUS

You cannot reinstate the Policy once it has been surrendered.

CANCELLATION RIGHTS
--------------------------------------------------------------------------------

FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within thirty-one (31) days after you receive it, or after whatever longer period may be permitted by state law. If you return your Policy, the Policy terminates and, in most states, we pay you an amount equal to your Policy Value on the date we receive the Policy from you, plus any charges previously deducted. Your Policy Value usually reflects the investment experience of the Sub-Accounts and the Fixed Account as you have allocated your Net Premium. In some states, however, we are required to send you the amount of your Premiums. In those states, if you cancel your policy during this period, the greater of a) all Premiums or b) Policy Value less any Policy Debt will be returned to you. In those states, we also reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 31 days after the Issue Date, or 20 days in Minnesota or 45 days in Pennsylvania and Maryland. We will allocate Premiums received during that time to the Fixed Account in states that require a refund of premium.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

New York does not currently have a premium tax.

MONTHLY DEDUCTION. On the Issue Date and on each Monthly Activity Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)   the Policy Fee;

2)   the administrative expense charge;

3)   the mortality and expense risk charge;

4)   the cost of insurance charge for your Policy; and

5)   the cost of additional benefits provided by riders, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.

POLICY FEE. The monthly policy fee will never be more than $15.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 121.

ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years, and varies based on the Face Amount. The current monthly Administrative Expense Charge is tiered such that $0.09 per $1,000 is charged on the first $100,000 of Face Amount, and $0.03 per $1,000 is charged on the Face Amount above $100,000. The guaranteed amount is the same as the current amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. If you decrease the Face Amount, the Administrative Expense Charge remains the same. The Administrative Expense Charge is waived after the Insured's age 121.

MORTALITY AND EXPENSE RISK CHARGE. The guaranteed monthly mortality and expense risk charge is calculated at an annual rate of 0.70% of the net Policy Value allocated to the Sub-Accounts for the first ten years and 0.30% thereafter. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Activity Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's age 121.


                                32   PROSPECTUS

COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The Net Amount at Risk is (a) - (b), where: (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, sex, payment class and face amount, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 5 of your Policy. Please see the following example.


               EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
---------------------------------------------------------------------
Face Amount                                             $100,000
Death Benefit Option                                           1
Policy Value on the Current Monthly Activity Day        $ 30,000
Insured's Attained Age                                        45
Corridor Percentage                                          215%
Death Benefit                                           $100,000

On the Monthly Activity Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 x 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% x $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 2001 Commissioners Standard Ordinary ("2001 CSO") Smoker and Non-Smoker Mortality Table, based on the Insured's sex, smoker status, and age.

Beginning on the Policy Anniversary following the Insured's 121st birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.

RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 11 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 25.

SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.

PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.


                                33   PROSPECTUS

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts.

SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:



Male Non-Smoker          $ 20.98
Male Smoker              $ 25.30
Female Non-Smoker        $ 17.39
Female Smoker            $ 19.68
Unisex Non-Smoker        $ 20.26
Unisex Smoker            $ 24.18

Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $2,098.00.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rate is $49.00 per thousand.

If you surrender your Policy after ten Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, age when your Policy was issued, status as a smoker or non-smoker, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:



                      MALE,           MALE,         FEMALE,         FEMALE,         UNISEX,         UNISEX,
                    NONSMOKER        SMOKER        NONSMOKER         SMOKER        NONSMOKER        SMOKER
 POLICY YEAR          AGE 45         AGE 45          AGE 45          AGE 45          AGE 45         AGE 45
-------------      -----------      --------      -----------      ---------      -----------      --------
      1                100%            100%           100%            100%            100%            100%
      2                 93%             93%            93%             93%             93%             93%
      3                 87%             87%            87%             87%             87%             87%
      4                 82%             82%            82%             82%             82%             82%
      5                 77%             77%            77%             77%             77%             77%
      6                 71%             73%            73%             73%             71%             73%
      7                 59%             60%            68%             64%             59%             60%
      8                 46%             46%            54%             50%             46%             46%
      9                 32%             31%            38%             35%             32%             31%
      10                18%             15%            20%             19%             18%             15%
     11+                 0%              0%             0%              0%              0%              0%

Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$1,237.82 ($2,098.00 x 59%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount. If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a ten Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.


                                34   PROSPECTUS

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

Partial Withdrawal Service Fee. We do not assess a surrender charge for a
-------------------------------
partial withdrawal. We do, however, subtract a partial withdrawal service fee of $25 for a partial withdrawal from the remaining policy value to cover our expenses relating to the partial withdrawal.

TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions regarding the amount each beneficiary is to receive, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

DIVIDENDS. We do not pay any dividend under the Policies.

ABOUT US
--------------------------------------------------------------------------------

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940 S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also "General Information and History" in the SAI.

THE SEPARATE ACCOUNT. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the


                                35   PROSPECTUS

Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

FEDERAL TAXES
--------------------------------------------------------------------------------

INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.

TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT.
Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.

TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 37.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for


                                36   PROSPECTUS
federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

o    change beneficiaries,

o    assign the Policy,

o    revoke an assignment,

o    pledge the Policy, or

o    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI").
The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

o    the insured was an employee within 12 months of death;

o    proceeds are paid to the insured's beneficiary;

o proceeds are used to buy back any equity interest owned by the insured at the time of death; or

o the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

o    more than 5% owners;

o    directors; and

o    anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

o    more than 10% owners;

o    one of the five highest paid officers; or

o    among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.

MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under
Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as


                                37   PROSPECTUS
though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

o distributions made on or after the date on which the taxpayer attains age 59 1/2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

o any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.

DISTRIBUTION
--------------------------------------------------------------------------------

Allstate Distributors, L.L.C. ("ADLLC"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as distributor of the Policies. ADLLC, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934,


                                38   PROSPECTUS
as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any additional Premiums thereafter. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that ADLLC paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http:// www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate New York does not pay ADLLC a commission for distribution of the Policies. ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.


                                39   PROSPECTUS

LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon by Angela K. Fontana, Vice President, General Counsel and Secretary of Allstate New York.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Sub-Accounts which comprise the Separate Account, as of December 31, 2013, and for each of the periods in the two year period then ended, the financial statements of Allstate New York as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.


                                40   PROSPECTUS

ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES
--------------------------------------------------------------------------------

The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on page 42 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $2,167.00. The Safety Net Premium (see Safety Net Premium, page 13) for the illustrated Policy is $1,136.40. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.

The illustration on page 42 assumes current charges and cost of insurance rates, while the illustration on page 43 assumes maximum guaranteed charges and cost of insurance rates (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Sub-Accounts. The values shown take into account the arithmetic average of total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.76%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current charge for the first ten Policy Years is an annual rate of 0.70% of the average net assets of the Sub-Accounts, and a charge of 0.30% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 5.25%, the monthly policy fee of $15.00, and the monthly administrative expense fee of $9.00. The monthly policy fee is guaranteed not to exceed $15.00 per month. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Current Costs" correspond to approximate net annual rates of -0.76%, 5.24%, and 11.24%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -0.76%, 5.24%, and 11.24%, respectively.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Taxes," page 36.)

The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.


                                41   PROSPECTUS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS


                 Male Issue Age 45
  Face Amount $120,000    Standard Nonsmoker Class
  $2,167 Annual Premium    Death Benefit Option: 1



               CURRENT COST OF INSURANCE RATES
                        DEATH BENEFIT
ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN
                              OF
                      0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.76% NET      5.24% NET      11.24% NET
        1             120,000       120,000          120,000
        2             120,000       120,000          120,000
        3             120,000       120,000          120,000
        4             120,000       120,000          120,000
        5             120,000       120,000          120,000
        6             120,000       120,000          120,000
        7             120,000       120,000          120,000
        8             120,000       120,000          120,000
        9             120,000       120,000          120,000
       10             120,000       120,000          120,000
       15             120,000       120,000          120,000
  20 (Age 65)         120,000       120,000          124,447
  30 (Age 75)         120,000       120,000          337,591
  40 (Age 85)               **      175,875          949,098
  55 (Age 100)              **      374,296        4,192,021



                         POLICY VALUE                                                   SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS AND                                  ASSUMING HYPOTHETICAL GROSS AND
               NET ANNUAL INVESTMENT RETURN OF                                  NET ANNUAL INVESTMENT RETURN OF
                      0% GROSS       6% GROSS       12% GROSS                         0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.76% NET      5.24% NET      11.24% NET       POLICY YEAR      -.76% NET      5.24% NET      11.24% NET
        1               1,441          1,549           1,653       1                        0              0               0
        2               2,842          3,144           3,455       2                      500            803           1,114
        3               4,204          4,793           5,429       3                    2,014          2,603           3,238
        4               5,534          6,505           7,597       4                    3,470          4,440           5,553
        5               6,828          8,277           9,978       5                    4,889          6,338           8,039
        6               8,089         10,118          12,598       6                    6,302          8,330          10,811
        7               9,323         12,034          15,489       7                    7,837         10,548          14,004
        8              10,525         14,026          18,676       8                    9,367         12,867          17,518
        9              11,706         16,106          22,201       9                   10,900         15,300          21,395
       10              12,854         18,270          26,091      10                   12,401         17,816          25,638
       15              18,828         31,535          54,234      15                   18,828         31,353          54,234
  20 (Age 65)          23,419         47,725         102,006      20 (Age 65)          23,419         47,725         102,006
  30 (Age 75)          23,273         91,620         315,505      30 (Age 75)          23,273         91,620         315,505
  40 (Age 85)               **       167,500         903,903      40 (Age 85)               **       167,500         903,903
  55 (Age 100)              **       370,590       4,150,515      55 (Age 100)              **       370,590       4,150,515

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.


                                 42  PROSPECTUS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                           HYPOTHETICAL ILLUSTRATIONS


                 Male Issue Age 45
  Face Amount $120,000    Standard Nonsmoker Class
  $2,167 Annual Premium    Death Benefit Option: 1



             GUARANTEED COST OF INSURANCE RATES
                        DEATH BENEFIT
ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN
                              OF
                      0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.76% NET      5.24% NET      11.24% NET
        1             120,000       120,000          120,000
        2             120,000       120,000          120,000
        3             120,000       120,000          120,000
        4             120,000       120,000          120,000
        5             120,000       120,000          120,000
        6             120,000       120,000          120,000
        7             120,000       120,000          120,000
        8             120,000       120,000          120,000
        9             120,000       120,000          120,000
       10             120,000       120,000          120,000
       15             120,000       120,000          120,000
  20 (Age 65)         120,000       120,000          120,000
  30 (Age 75)         120,000       120,000          320,404
  40 (Age 85)               **      139,042          892,446
  55 (Age 100)              **      297,054        3,841,610



                         POLICY VALUE                                                   SURRENDER VALUE
               ASSUMING HYPOTHETICAL GROSS AND                                  ASSUMING HYPOTHETICAL GROSS AND
               NET ANNUAL INVESTMENT RETURN OF                                  NET ANNUAL INVESTMENT RETURN OF
                      0% GROSS       6% GROSS       12% GROSS                         0% GROSS       6% GROSS      12% GROSS
   POLICY YEAR       -.76% NET      5.24% NET      11.24% NET       POLICY YEAR      -.77% NET      5.23% NET      11.23% NET
        1               1,441          1,549           1,653       1                        0              0               0
        2               2,841          3,144           3,455       2                      500            802           1,113
        3               4,203          4,792           5,428       3                    2,013          2,602           3,237
        4               5,533          6,503           7,595       4                    3,468          4,438           5,531
        5               6,825          8,274           9,975       5                    4,887          6,336           8,036
        6               8,076         10,103          12,583       6                    6,288          8,315          10,795
        7               9,277         11,985          15,438       7                    7,791         10,500          13,953
        8              10,423         13,917          18,563       8                    9,265         12,759          17,405
        9              11,509         15,897          21,981       9                   10,703         15,092          21,176
       10              12,524         17,916          25,718      10                   12,070         17,463          25,264
       15              17,350         29,863          52,409      15                   17,350         29,863          52,409
  20 (Age 65)          19,719         43,379          97,407      20 (Age 65)          19,719         43,379          97,407
  30 (Age 75)          10,575         76,469         299,443      30 (Age 75)          10,575         76,469         299,443
  40 (Age 85)               **       132,421         849,948      40 (Age 85)               **       132,421         849,948
  55 (Age 100)              **       294,113       3,803,575      55 (Age 100)              **       294,113       3,803,575

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate New York or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.


                                 43  PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

ATTAINED AGE - The Insured's age at the last Policy Anniversary.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

COMPANY - Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is covered by your Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY ACTIVITY DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - An index applied to measure the net investment performance of a sub-account from one valuation date to the next. It is used to determine the policy value of a sub-account in any valuation period.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The amount you would receive upon surrender of this policy, equal to the surrender value less any policy debt.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by


                                44   PROSPECTUS
you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.

WHERE YOU CAN FIND MORE INFORMATION
--------------------------------------------------------------------------------

You can call us at 1-800-268-5619 to ask us questions, to request information about the Policy, and to obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.

We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission ("SEC"). The current SAI is dated May 1, 2014. The SAI contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the SAI upon request, by writing us or calling at the number given above. You should read the SAI because you are bound by the terms contained in it.

We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC's public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http://www.sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-2000.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
    THROUGH ITS ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                          1940 ACT FILE NO. 811-21250
                          1933 ACT FILE NO. 333-148225

                                45   PROSPECTUS

FIN1250NY-6

                       STATEMENT OF ADDITIONAL INFORMATION
                        TOTALACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICIES



           DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2014

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


   This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.



                   Allstate Life Insurance Company of New York
                                P.O. Box 660191
                            Dallas, Texas 75266-0191


              The Date of this Statement of Additional Information
                 and of the related Prospectus is May 1, 2014

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life Insurance Company of New York...........
     State Regulation of Allstate New York................................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS  ...............................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER
VALUES......................................................

                         GENERAL INFORMATION AND HISTORY

           Description Of Allstate Life Insurance Company of New York.

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York".

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.


                     State Regulation of Allstate New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

           Allstate Life of New York Variable Life Separate Account A.

Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York. We are the custodian of the assets of the Allstate Life of New York Variable Life Separate Account A. Our principal place of business address is listed above.

                                     EXPERTS


The financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and the financial statements of the sub-accounts of Allstate Life of New York Variable Life Separate Account A included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement (which report relating to the financial statements and financial statement schedules of Allstate Life Insurance Company of New York expresses an unqualified opinion on the financial statements and financial statement schedules and includes an explanatory paragraph relating to a change in accounting for costs associated with acquiring or renewing insurance contracts as required by accounting guidance adopted retrospectively). Such financial statements and financial statement schedules have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.


                                   DISTRIBUTOR

     Effective September 1, 2011, our former distributor ALFS, Inc. merged into Allstate Distributors, LLC. Both ALFS, Inc. and Allstate Distributors, LLC are wholly owned subsidiaries of Allstate Life Insurance Company.

     Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

         Allstate New York does not pay ADLLC a commission for distribution of the Policies. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                           2011     2012      2013
========================================= ======= ========  ========
========================================= ======= ========  ========
Commission paid to ADLLC that were paid      0        0        0
to other broker-dealers and registered
representatives

Commission kept by ADLLC                     0        0        0

Other fees paid to ADLLC for                 0        0        0
distribution services

                           DISTRIBUTION OF THE POLICY

     Allstate New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% of all Premiums plus 27% of any additional Premiums in the second year, plus 5% of any additional Premiums in Years 3-5, plus 2% of any additional Premiums thereafter. In addition, we may pay a trail commission of up to 0.60% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

     Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2013, and the related statements of operations and changes in net assets for each of the periods in the two year period ended December 31, 2013, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate Life Insurance Company of New York included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company of New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York
Hauppauge, New York

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2013 and 2012, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2013. Our audits also included Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 7, 2014

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ IN THOUSANDS)                                                                                    YEAR ENDED DECEMBER 31,
                                                                                             --------------------------------------
                                                                                                2013         2012           2011
                                                                                             ----------    ----------    ----------
REVENUES
   Premiums (net of reinsurance ceded of $15,510, $32,920 and $30,271)                       $   55,789    $   38,037    $   43,806
   Contract charges (net of reinsurance ceded of $11,591, $26,401 and $28,097)                   73,138        55,688        54,845
   Net investment income                                                                        325,117       346,195       356,269
   Realized capital gains and losses:
      Total other-than-temporary impairment losses                                              (12,410)       (2,195)      (21,804)
      Portion of loss recognized in other comprehensive income                                    3,464        (3,259)        2,226
                                                                                             ----------    ----------    ----------
            Net other-than-temporary impairment losses recognized in earnings                    (8,946)       (5,454)      (19,578)
      Sales and other realized capital gains and losses                                          23,857        23,197        62,485
                                                                                             ----------    ----------    ----------
            Total realized capital gains and losses                                              14,911        17,743        42,907
                                                                                             ----------    ----------    ----------

                                                                                                468,955       457,663       497,827
                                                                                             ----------    ----------    ----------

COSTS AND EXPENSES
   Contract benefits (net of reinsurance ceded of $10,728, $16,258 and $24,285)                 203,717       180,914       184,166
   Interest credited to contractholder funds (net of reinsurance ceded of $5,468,
     $6,032 and $6,855)                                                                         129,911       144,340       154,447
   Amortization of deferred policy acquisition costs                                             29,783        13,145        11,102
   Operating costs and expenses                                                                  42,788        41,564        41,880
                                                                                             ----------    ----------    ----------
                                                                                                406,199       379,963       391,595
                                                                                             ----------    ----------    ----------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                                 62,756        77,700       106,232

Income tax expense                                                                               22,461        27,546        37,362
                                                                                             ----------    ----------    ----------

NET INCOME                                                                                       40,295        50,154        68,870
                                                                                             ----------    ----------    ----------

OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX
   Change in unrealized net capital gains and losses                                            (91,316)       48,626        53,507
   Change in unrealized foreign currency translation adjustments                                    853          (417)         (170)
                                                                                             ----------    ----------    ----------
        OTHER COMPREHENSIVE (LOSS) INCOME, AFTER-TAX                                            (90,463)       48,209        53,337
                                                                                             ----------    ----------    ----------

COMPREHENSIVE (LOSS) INCOME                                                                  $  (50,168)   $   98,363    $  122,207
                                                                                             ==========    ==========    ==========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                         DECEMBER 31,
                                                                                        ----------------------------
                                                                                           2013            2012
                                                                                        ------------    ------------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $5,225,701 and $5,411,880)    $  5,602,738    $  6,139,925
   Mortgage loans                                                                            514,489         570,365
   Equity securities, at fair value (cost $163,649 and $133,733)                             202,622         164,971
   Limited partnership interests                                                             116,480          99,820
   Short-term, at fair value (amortized cost $98,553 and $61,947)                             98,553          61,948
   Policy loans                                                                               40,511          41,150
   Other                                                                                       1,076           3,139
                                                                                        ------------    ------------
        Total investments                                                                  6,576,469       7,081,318

Cash                                                                                           2,270          16,882
Deferred policy acquisition costs                                                            129,836         130,201
Reinsurance recoverable                                                                      259,733         279,220
Accrued investment income                                                                     60,515          62,745
Reinsurance receivable from parent                                                               285              --
Other assets                                                                                  54,523          60,791
Separate Accounts                                                                            435,446         436,380
                                                                                        ------------    ------------
        TOTAL ASSETS                                                                    $  7,519,077    $  8,067,537
                                                                                        ============    ============

LIABILITIES
Contractholder funds                                                                    $  3,670,557    $  3,958,440
Reserve for life-contingent contract benefits                                              2,151,316       2,310,881
Current income taxes payable                                                                     390           5,714
Deferred income taxes                                                                        173,341         206,055
Other liabilities and accrued expenses                                                        99,234         107,158
Payable to affiliates, net                                                                     6,013           5,083
Reinsurance payable to parent                                                                     --           4,878
Separate Accounts                                                                            435,446         436,380
                                                                                        ------------    ------------
        TOTAL LIABILITIES                                                                  6,536,297       7,034,589
                                                                                        ------------    ------------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding            2,500           2,500
Additional capital paid-in                                                                   140,529         140,529
Retained income                                                                              687,494         647,199
Accumulated other comprehensive income:
   Unrealized net capital gains and losses:
     Unrealized net capital gains and losses on fixed income securities with OTTI                168             136
     Other unrealized net capital gains and losses                                           270,238         493,481
     Unrealized adjustment to DAC, DSI and insurance reserves                               (118,415)       (250,310)
                                                                                        ------------    ------------
        Total unrealized net capital gains and losses                                        151,991         243,307
     Unrealized foreign currency translation adjustments                                         266            (587)
                                                                                        ------------    ------------
        Total accumulated other comprehensive income                                         152,257         242,720
                                                                                        ------------    ------------

        TOTAL SHAREHOLDER'S EQUITY                                                           982,780       1,032,948
                                                                                        ------------    ------------

        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                      $  7,519,077    $  8,067,537
                                                                                        ============    ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

($ IN THOUSANDS)                                                                  YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------------
                                                                            2013          2012           2011
                                                                         ----------    -----------    ----------
COMMON STOCK                                                             $    2,500    $     2,500    $    2,500
                                                                         ----------    -----------    ----------

ADDITIONAL CAPITAL PAID-IN                                                  140,529        140,529       140,529
                                                                         ----------    -----------    ----------

RETAINED INCOME
Balance, beginning of year                                                  647,199        597,045       527,824
Net income                                                                   40,295         50,154        68,870
Forgiveness of payable due to an affiliate                                       --             --           351
                                                                         ----------    -----------    ----------
Balance, end of year                                                        687,494        647,199       597,045
                                                                         ----------    -----------    ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                  242,720        194,511       141,174
Change in unrealized net capital gains and losses                           (91,316)        48,626        53,507
Change in unrealized foreign currency translation adjustments                   853           (417)         (170)
                                                                         ----------    -----------    ----------
Balance, end of year                                                        152,257        242,720       194,511
                                                                         ----------    -----------    ----------

TOTAL SHAREHOLDER'S EQUITY                                               $  982,780    $ 1,032,948    $  934,585
                                                                         ==========    ===========    ==========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

($ IN THOUSANDS)                                                                                     YEAR ENDED DECEMBER 31,
                                                                                             --------------------------------------
                                                                                                2013          2012          2011
                                                                                             ----------    ----------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                   $   40,295    $   50,154    $   68,870
Adjustments to reconcile net income to net cash provided by operating activities:
     Amortization and other non-cash items                                                      (42,741)      (38,127)      (36,228)
     Realized capital gains and losses                                                          (14,911)      (17,743)      (42,907)
     Interest credited to contractholder funds                                                  129,911       144,340       154,447
     Changes in:
         Policy benefits and other insurance reserves                                           (26,252)      (29,081)      (22,697)
         Deferred policy acquisition costs                                                       10,230        (6,278)       (6,740)
         Income taxes                                                                            10,673        33,391        43,297
         Other operating assets and liabilities                                                 (16,790)       (2,664)        1,199
                                                                                             ----------    ----------    ----------
             Net cash provided by operating activities                                           90,415       133,992       159,241
                                                                                             ----------    ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
     Fixed income securities                                                                    279,029       641,599       676,468
     Equity securities                                                                           86,400            --        25,121
     Limited partnership interests                                                               23,009         6,131         5,684
Investment collections
     Fixed income securities                                                                    374,968       451,878       349,578
     Mortgage loans                                                                              90,226        83,394        28,155
Investment purchases
     Fixed income securities                                                                   (427,674)     (775,407)     (668,237)
     Equity securities                                                                          (88,307)      (49,931)           --
     Limited partnership interests                                                              (38,794)      (33,970)      (63,732)
     Mortgage loans                                                                             (35,475)      (87,011)      (98,131)
Change in short-term investments, net                                                           (33,563)       85,850       (16,744)
Change in policy loans and other investments, net                                                 3,133           342        15,000
                                                                                             ----------    ----------    ----------
             Net cash provided by investing activities                                          232,952       322,875       253,162
                                                                                             ----------    ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits                                                                     98,601       115,184       121,937
Contractholder fund withdrawals                                                                (436,580)     (558,751)     (537,292)
                                                                                             ----------    ----------    ----------
             Net cash used in financing activities                                             (337,979)     (443,567)     (415,355)
                                                                                             ----------    ----------    ----------

NET (DECREASE) INCREASE IN CASH                                                                 (14,612)       13,300        (2,952)
CASH AT BEGINNING OF YEAR                                                                        16,882         3,582         6,534
                                                                                             ----------    ----------    ----------
CASH AT END OF YEAR                                                                          $    2,270    $   16,882    $    3,582
                                                                                             ==========    ==========    ==========

                       See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     To conform to the current year presentation, certain amounts in the prior year notes to financial statements have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells interest-sensitive, traditional and variable life insurance and voluntary accident and health insurance products to customers in the State of New York. Effective January 1, 2014, the Company no longer offers fixed annuities such as deferred and immediate annuities. The following table summarizes premiums and contract charges by product.

          ($ IN THOUSANDS)                                                  2013         2012         2011
                                                                         ----------   ----------   ----------
          PREMIUMS
            Traditional life insurance                                   $   38,618   $   19,828   $   20,728
            Immediate annuities with life contingencies                       4,349        6,653       12,434
            Accident and health insurance                                    12,822       11,556       10,644
                                                                         ----------   ----------   ----------
               TOTAL PREMIUMS                                                55,789       38,037       43,806

          CONTRACT CHARGES
            Interest-sensitive life insurance                                72,740       54,357       52,228
            Fixed annuities                                                     398        1,331        2,617
                                                                         ----------   ----------   ----------
               TOTAL CONTRACT CHARGES                                        73,138       55,688       54,845
                                                                         ----------   ----------   ----------
                  TOTAL PREMIUMS AND CONTRACT CHARGES                    $  128,927   $   93,725   $   98,651
                                                                         ==========   ==========   ==========

     The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents.

     The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. The Company's primary market risk exposures are to changes in interest rates, credit spreads and equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance and annuities. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance or annuities. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company's products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), asset-backed securities ("ABS") and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs ("DAC"), certain deferred sales inducement costs ("DSI") and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs, including prepayments, is reflected as a component of investment collections within the Statements of Cash Flows.

     Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

     Equity securities primarily include common stocks and exchange traded funds. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

     Investments in limited partnership interests, including interests in private equity/debt funds, where the Company's interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting ("EMA").

     Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of notes due from related party and derivatives. Notes due from related party are carried at outstanding principal balances. Derivatives are carried at fair value.

     Investment income primarily consists of interest, dividends, income from certain derivative transactions, income from cost method limited partnership interests, and, in 2013 and 2012, income from EMA limited partnership interests. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for RMBS, CMBS and ABS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For RMBS, CMBS and ABS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships. Income from EMA limited partnership interests is recognized based on the Company's share of the partnerships' net income, including unrealized gains and losses, and is recognized on a delay due to the availability of the related financial statements. Income recognition on private equity/debt funds is generally on a three month delay.

     Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness, and, in 2011, income from EMA limited partnership interests. Realized capital gains and losses on investment sales, including principal payments, are determined on a specific identification basis.

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include interest rate caps and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain fixed income securities, equity-indexed life contracts and reinsured variable annuity contracts.

     All derivatives are accounted for on a fair value basis and reported as other investments, other assets or contractholder funds. The income statement effects of derivatives, including fair value gains and losses and accrued periodic settlements, are reported in realized capital gains and losses. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

SECURITIES LOANED

     The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments. These transactions are short-term in nature, usually 30 days or less.

     The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company's variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer's account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

     For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies.

     For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

     AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are persistency, mortality, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company's expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

     The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder's equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

     Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

     The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, differences in tax bases of invested assets, DAC and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

SEPARATE ACCOUNTS

     Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

     Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. All of the Company's variable annuity business was reinsured beginning in 2006.

OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

     Commitments to invest, commitments to extend mortgage loans and financial guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position (see Note 7 and Note
11).

ADOPTED ACCOUNTING STANDARDS

DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

     In December 2011 and January 2013, the Financial Accounting Standards Board ("FASB") issued guidance requiring expanded disclosures, including both gross and net information, for derivatives, repurchase and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in the reporting entity's financial statements or those that are subject to an enforceable master netting arrangement or similar agreement. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company's results of operations or financial position.

REPORTING OF AMOUNTS RECLASSIFIED OUT OF ACCUMULATED OTHER COMPREHENSIVE INCOME

     In February 2013, the FASB issued guidance requiring expanded disclosures about the amounts reclassified out of accumulated other comprehensive income by component. The guidance requires the presentation of significant amounts reclassified out of accumulated other comprehensive income by income statement line item but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, cross-reference to other disclosures that provide additional detail about those amounts is required. The Company adopted the new guidance in 2013. The new guidance affects disclosures only and therefore had no impact on the Company's results of operations or financial position.

3. SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash modifications of certain mortgage loans and fixed income securities totaled $5.0 million, $12.0 million and $20.7 million in 2013, 2012 and 2011, respectively.

     Liabilities for collateral received in conjunction with the Company's securities lending program were $62.6 million, $59.8 million and $61.1 million as of December 31, 2013, 2012 and 2011, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                                                  2013          2012          2011
                                                                         ----------    ----------    ----------
          NET CHANGE IN PROCEEDS MANAGED
          Net change in short-term investments                           $   (2,838)   $    1,325    $   66,886
                                                                         ----------    ----------    ----------
               Operating cash flow (used) provided                       $   (2,838)   $    1,325    $   66,886
                                                                         ==========    ==========    ==========

          NET CHANGE IN LIABILITIES
          Liabilities for collateral, beginning of year                  $  (59,772)   $  (61,097)   $ (127,983)
          Liabilities for collateral, end of year                           (62,610)      (59,772)      (61,097)
                                                                         ----------    ----------    ----------
               Operating cash flow provided (used)                       $    2,838    $   (1,325)   $  (66,886)
                                                                         ==========    ==========    ==========

     In 2011, the Company sold mortgage loans with carrying values of $5.9 million, respectively, to an affiliate in exchange for notes receivable with a principal sum equal to the mortgage loans (see Note 4).

     In 2011, a payable associated with the pension benefit obligations due to AIC totaling $351 thousand was forgiven. The forgiveness of the payable reflects a non-cash financing activity.

4. RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $54.2 million, $51.4 million and $46.5 million in 2013, 2012 and 2011, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $0.9 million, $5.9 million and $8.0 million of structured settlement annuities, a type of immediate annuity, in 2013, 2012 and 2011, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $89 thousand and $1.3 million relate to structured settlement annuities with life contingencies and are included in premium revenue for 2012 and 2011, respectively. The Company had no amounts related to structured settlement annuities with life contingencies that were included in premium revenue for 2013. Effective March 22, 2013, the Company no longer offers structured settlement annuities.

     In most cases, these annuities were issued under a "qualified assignment" whereby Allstate Assignment Corporation ("AAC") and prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

     AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. For contracts written on or after July 1, 2001, AIC no longer issues surety bonds to guarantee the payment of structured settlement benefits. Alternatively,

ALIC guarantees the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by ALIC or the surety bonds of AIC were $2.08 billion and $2.10 billion as of December 31, 2013 and 2012, respectively.

BROKER-DEALER AGREEMENTS

     The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $246 thousand, $316 thousand and $277 thousand in 2013, 2012 and 2011, respectively.

     The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $14 thousand, $27 thousand and $1.1 million in 2013, 2012 and 2011, respectively.

REINSURANCE

     The Company has reinsurance agreements with ALIC whereby a portion of the Company's premiums and policy benefits are ceded to ALIC (see Note 9).

     The Company has a reinsurance treaty through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.5 million in each of 2013, 2012 and 2011. As of December 31, 2013 and 2012, the carrying value of the structured settlement reinsurance treaty was $27.8 million and $34.7 million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

INTERCOMPANY LOAN AGREEMENT

     The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2013 or 2012.

NOTES RECEIVABLE-INVESTMENT SALES

     In 2009, the Company entered into an asset purchase agreement with Road Bay Investments, LLC ("RBI"), a subsidiary of ALIC, which allows RBI to purchase from the Company mortgage loans or participations in mortgage loans with an aggregate fair value of up to $50 million. As consideration for the purchase of the assets, RBI issues notes to the Company. As security for the performance of RBI's obligations under the agreement and notes, RBI granted a pledge of and security interest in RBI's right, title and interest in the mortgage loans and their proceeds. The Company had no balance due on notes from RBI as of December 31, 2013. The balance of notes due from RBI was $2.8 million as of December 31, 2012. The notes due from RBI are classified as other investments in the Statements of Financial Position.

     In March 2011, the Company sold to RBI mortgage loans with a fair value of $2.8 million on the date of sale and RBI issued the Company a 5.80% note due March 9, 2018 for the same amount. In July 2013, RBI repaid the entire principal of this note. In April 2011, the Company sold to RBI mortgage loans with a fair value of $3.0 million on the date of sale and RBI issued the Company a 5.75% note due April 19, 2018 for the same amount. In June 2011, RBI repaid the entire principal of this note.

     In March 2010, the Company sold to RBI mortgage loans with a fair value of $13.7 million on the date of sale and RBI issued the Company a 7.00% note due March 26, 2017 for the same amount. In 2012, 2011 and 2010, RBI repaid $2.8 million and $1.1 million and $9.8 million, respectively, of this note. In November 2010, the Company sold to RBI mortgage loans with a fair value of $2.7 million on the date of sale and RBI issued the Company a 7.50% note due November 18, 2017 for the same amount. In June 2011, RBI repaid the entire principal of this note. In December 2010, the Company sold to RBI mortgage loans with a fair value of $3.5 million on the date of sale and RBI issued the Company a 6.50% note due December 14, 2017 for the same amount. In June 2011, RBI repaid the entire principal of this note.

     In September 2009, the Company sold to RBI mortgage loans with a fair value of $8.3 million on the date of sale and RBI issued the Company a 7.00% note due September 25, 2016 for the same amount. In February 2011, RBI repaid the entire principal of this note.

     In 2013, 2012 and 2011, the Company recorded net investment income on the notes due from RBI of $65 thousand, $220 thousand and $679 thousand, respectively.

PENSION BENEFIT PLANS

     Effective November 30, 2011, the Corporation became the sponsor of the defined benefit pension plans that cover most full-time employees, certain part-time employees and employee-agents. Prior to November 30, 2011, AIC was the sponsor of these plans. In connection with the change in sponsorship, amounts payable by the Company to the previous plan sponsor, AIC, totaling $351 thousand were forgiven which was recorded as an increase to retained income.

5. INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

($ IN THOUSANDS)                                                             GROSS UNREALIZED
                                                            AMORTIZED    -------------------------       FAIR
                                                              COST          GAINS        LOSSES          VALUE
                                                           -----------   -----------   -----------    -----------
      DECEMBER 31, 2013
      U.S. government and agencies                         $   237,510   $    57,321   $        --    $   294,831
      Municipal                                                677,780        58,068        (9,864)       725,984
      Corporate                                              3,572,713       236,627       (43,751)     3,765,589
      Foreign government                                       320,327        62,266          (977)       381,616
      RMBS                                                     154,242         5,817          (140)       159,919
      CMBS                                                     166,927         9,091           (38)       175,980
      ABS                                                       87,176         2,260          (929)        88,507
      Redeemable preferred stock                                 9,026         1,286            --         10,312
                                                           -----------   -----------   -----------    -----------
           Total fixed income securities                   $ 5,225,701   $   432,736   $   (55,699)   $ 5,602,738
                                                           ===========   ===========   ===========    ===========

      DECEMBER 31, 2012
      U.S. government and agencies                         $   333,787   $    83,260    $       --    $   417,047
      Municipal                                                704,032       123,669        (9,040)       818,661
      Corporate                                              3,482,420       423,330        (7,224)     3,898,526
      Foreign government                                       303,649        92,986           (94)       396,541
      RMBS                                                     284,885        11,708          (915)       295,678
      CMBS                                                     195,605        11,871        (6,760)       200,716
      ABS                                                       98,415         4,652          (941)       102,126
      Redeemable preferred stock                                 9,087         1,543            --         10,630
                                                           -----------   -----------   -----------    -----------
           Total fixed income securities                   $ 5,411,880   $   753,019   $   (24,974)   $ 6,139,925
                                                           ===========   ===========   ===========    ===========

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows as of December 31, 2013:

($ IN THOUSANDS)                                      AMORTIZED        FAIR
                                                        COST          VALUE
                                                     -----------   -----------
          Due in one year or less                    $   237,779   $   243,799
          Due after one year through five years        1,231,218     1,354,142
          Due after five years through ten years       1,886,134     1,986,043
          Due after ten years                          1,462,225     1,594,348
                                                     -----------   -----------
                                                       4,817,356     5,178,332
          RMBS, CMBS and ABS                             408,345       424,406
                                                     -----------   -----------
            Total                                    $ 5,225,701   $ 5,602,738
                                                     ===========   ===========

     Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. RMBS, CMBS and ABS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

          ($ IN THOUSANDS)                              2013           2012           2011
                                                     -----------    -----------    -----------
          Fixed income securities                    $   289,571    $   305,849    $   326,000
          Mortgage loans                                  31,375         32,882         30,726
          Equity securities                                4,870          3,589          2,818
          Limited partnership interests (1)                8,862         13,316          3,157
          Short-term investments                             210            355            525
          Policy loans                                     2,543          2,600          2,628
          Other                                               65            220            679
                                                     -----------    -----------    -----------
              Investment income, before expense          337,496        358,811        366,533
              Investment expense                         (12,379)       (12,616)       (10,264)
                                                     -----------    -----------    -----------
                Net investment income                $   325,117    $   346,195    $   356,269
                                                     ===========    ===========    ===========

          ----------
          (1)  Income from EMA limited partnerships is reported in net investment income in 2013 and 2012 and realized capital gains and losses in 2011.

REALIZED CAPITAL GAINS AND LOSSES

     Realized capital gains and losses by asset type for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                               2013            2012            2011
                                                     ------------    ------------    ------------
          Fixed income securities                    $     (1,537)   $      2,545    $     10,600
          Mortgage loans                                   (1,507)          1,452          (1,119)
          Equity securities                                27,944              --           9,575
          Limited partnership interests (1)                   (40)           (221)          8,752
          Derivatives                                      (9,949)         13,967          15,096
          Short-term investments                               --              --               3
                                                     ------------    ------------    ------------
             Realized capital gains and losses       $     14,911    $     17,743    $     42,907
                                                     ============    ============    ============

          ----------
          (1)  Income from EMA limited partnerships is reported in net investment income in 2013 and 2012 and realized capital gains and losses in 2011.

     Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                                                             2013            2012            2011
                                                                                   ------------    ------------    ------------
          Impairment write-downs                                                   $     (3,431)   $     (5,144)   $    (18,129)
          Change in intent write-downs                                                   (5,515)           (310)         (1,449)
                                                                                   ------------    ------------    ------------
          Net other-than-temporary impairment losses recognized in earnings              (8,946)         (5,454)        (19,578)
          Sales                                                                          33,806           9,230          38,631
          Valuation of derivative instruments                                            (9,965)         13,966          16,552
          Settlements of derivative instruments                                              16               1          (1,456)
          EMA limited partnership income                                                     --              --           8,758
                                                                                   ------------    ------------    ------------
             Realized capital gains and losses                                     $     14,911    $     17,743    $     42,907
                                                                                   ============    ============    ============

     Gross gains of $7.6 million, $22.1 million and $29.9 million and gross losses of $2.5 million, $16.0 million and $10.7 million were realized on sales of fixed income securities during 2013, 2012 and 2011, respectively.

     Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:

($ IN THOUSANDS)                                      2013                          2012                          2011
                                         -----------------------------  ----------------------------  -----------------------------
                                                    INCLUDED                      INCLUDED                      INCLUDED
                                           GROSS     IN OCI      NET     GROSS     IN OCI      NET     GROSS     IN OCI      NET
                                         ---------  --------  --------  --------  --------  --------  --------  --------  ---------
Fixed income securities:
 Municipal                               $  (1,727) $     --  $ (1,727) $     --  $     --  $     --  $   (406) $     --  $    (406)
 Corporate                                      --        --        --    (2,301)     (476)   (2,777)   (5,259)    1,567     (3,692)
 RMBS                                           28        --        28      (531)     (360)     (891)   (2,210)       91     (2,119)
 CMBS                                       (8,392)    3,464    (4,928)       --    (2,423)   (2,423)  (12,287)      568    (11,719)
                                         ---------  --------  --------  --------  --------  --------  --------  --------  ---------
Total fixed income securities              (10,091)    3,464    (6,627)   (2,832)   (3,259)   (6,091)  (20,162)    2,226    (17,936)
Mortgage loans                              (1,832)       --    (1,832)      637        --       637    (1,642)       --     (1,642)
Equity securities                             (487)       --      (487)       --        --        --        --        --         --
                                         ---------  --------  --------  --------  --------  --------  --------  --------  ---------

 Other-than-temporary impairment losses  $ (12,410) $  3,464  $ (8,946) $ (2,195) $ (3,259) $ (5,454) $(21,804) $  2,226  $ (19,578)
                                         =========  ========  ========  ========  ========  ========  ========  ========  =========

     The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income at the time of impairment for fixed income securities, which were not included in earnings, were $41 thousand and $58 thousand as of December 31, 2013 and 2012, respectively, and all related to RMBS. The amount excludes $299 thousand and $268 thousand as of December 31, 2013 and 2012, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

     Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ IN THOUSANDS)                                                                                2013          2012          2011
                                                                                             ----------    ----------    ----------
Beginning balance                                                                            $   (1,685)   $  (11,503)   $  (24,172)
Additional credit loss for securities previously other-than-temporarily impaired                     29        (4,796)       (4,387)
Additional credit loss for securities not previously other-than-temporarily impaired             (1,628)         (985)      (12,100)
Reduction in credit loss for securities disposed or collected                                       960        15,599        28,304
Reduction in credit loss for securities the Company has made the decision to sell
  or more likely than not will be required to sell                                                1,628            --             7
Change in credit loss due to accretion of increase in cash flows                                     --            --           845
                                                                                             ----------    ----------    ----------
Ending balance                                                                               $     (696)   $   (1,685)   $  (11,503)
                                                                                             ==========    ==========    ==========

     The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

($ IN THOUSANDS)                                                                  GROSS UNREALIZED
                                                                   FAIR       -------------------------     UNREALIZED NET
DECEMBER 31, 2013                                                 VALUE          GAINS        LOSSES        GAINS (LOSSES)
                                                               -----------    -----------   -----------    ---------------
Fixed income securities                                        $ 5,602,738    $   432,736   $   (55,699)   $       377,037
Equity securities                                                  202,622         38,978            (5)            38,973
Short-term investments                                              98,553              1            (1)                --
EMA limited partnerships (1)                                                                                            --
                                                                                                            --------------
  Unrealized net capital gains and losses, pre-tax                                                                 416,010

Amounts recognized for:
     Insurance reserves (2)                                                                                       (168,267)
     DAC and DSI (3)                                                                                               (13,911)
                                                                                                            --------------
       Amounts recognized                                                                                         (182,178)
Deferred income taxes                                                                                              (81,841)
                                                                                                            --------------
     Unrealized net capital gains and losses, after-tax                                                     $      151,991
                                                                                                            ==============
----------
(1)  Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and gross gains and losses are not applicable.

(2)  The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.

(3)  The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

                                                                                  GROSS UNREALIZED
                                                                   FAIR       -------------------------     UNREALIZED NET
DECEMBER 31, 2012                                                 VALUE          GAINS        LOSSES        GAINS (LOSSES)
                                                               -----------    -----------   -----------    ----------------
Fixed income securities                                        $ 6,139,925    $   753,019   $   (24,974)   $        728,045
Equity securities                                                  164,971         31,555          (317)             31,238
Short-term investments                                              61,948              1            --                   1
EMA limited partnerships                                                                                                127
                                                                                                           ----------------
  Unrealized net capital gains and losses, pre-tax                                                                  759,411

Amounts recognized for:
     Insurance reserves                                                                                            (360,887)
     DAC and DSI                                                                                                    (24,206)
                                                                                                           ----------------
       Amounts recognized                                                                                          (385,093)
Deferred income taxes                                                                                              (131,011)
                                                                                                           ----------------
     Unrealized net capital gains and losses, after-tax                                                    $        243,307
                                                                                                           ================

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ IN THOUSANDS)                                                                                2013          2012          2011
                                                                                             ----------    ----------    ----------
Fixed income securities                                                                      $ (351,008)   $  163,066    $  265,163
Equity securities                                                                                 7,735        10,861        (4,834)
Short-term investments                                                                               (1)            4            (3)
EMA limited partnerships                                                                           (127)           97            30
                                                                                             ----------    ----------    ----------
   Total                                                                                       (343,401)      174,028       260,356

Amounts recognized for:
  Insurance reserves                                                                            192,620       (90,058)     (167,226)
  DAC and DSI                                                                                    10,295        (9,162)      (10,811)
                                                                                             ----------    ----------    ----------
     Amounts recognized                                                                         202,915       (99,220)     (178,037)
  Deferred income taxes                                                                          49,170       (26,182)      (28,812)
                                                                                             ----------    ----------    ----------
 (Decrease) increase in unrealized net capital gains and losses, after-tax                   $  (91,316)   $   48,626    $   53,507
                                                                                             ==========    ==========    ==========

PORTFOLIO MONITORING

     The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

     For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

     If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

     For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security's decline in fair value is considered other than temporary and is recorded in earnings.

     For fixed income and equity securities managed by third parties, either the Company has contractually retained its decision making authority as it pertains to selling securities that are in an unrealized loss position or it recognizes any unrealized loss at the end of the period through a charge to earnings.

     The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

     The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ IN THOUSANDS)                                        LESS THAN 12 MONTHS                12 MONTHS OR MORE
                                                 --------------------------------  --------------------------------    TOTAL
                                                   NUMBER      FAIR    UNREALIZED    NUMBER      FAIR    UNREALIZED  UNREALIZED
                                                 OF ISSUES    VALUE      LOSSES    OF ISSUES    VALUE      LOSSES      LOSSES
                                                 ---------  ---------  ----------  ---------  ---------  ----------  ----------
DECEMBER 31, 2013
Fixed income securities
   Municipal                                            15  $  74,713  $   (5,180)         1  $  14,663  $   (4,684) $   (9,864)
   Corporate                                           209    805,236     (35,258)        16     72,904      (8,493)    (43,751)
   Foreign government                                   --         --          --          1      8,976        (977)       (977)
   RMBS                                                 --         --          --          5     15,742        (140)       (140)
   CMBS                                                  3      5,533         (38)        --         --          --         (38)
   ABS                                                   1      5,076          (4)         1      9,075        (925)       (929)
                                                 ---------  ---------  ----------  ---------  ---------  ----------  ----------
     Total fixed income securities                     228    890,558     (40,480)        24    121,360     (15,219)    (55,699)
Equity securities                                        5        637          (5)        --         --          --          (5)
                                                 ---------  ---------  ----------  ---------  ---------  ----------  ----------
     Total fixed income and equity securities          233  $ 891,195  $  (40,485)        24  $ 121,360  $  (15,219) $  (55,704)
                                                 =========  =========  ==========  =========  =========  ==========  ==========

Investment grade fixed income securities               175  $ 851,728  $  (37,398)        10  $  66,380  $   (9,785) $  (47,183)
Below investment grade fixed income securities          53     38,830      (3,082)        14     54,980      (5,434)     (8,516)
                                                 ---------  ---------  ----------  ---------  ---------  ----------  ----------
     Total fixed income securities                     228  $ 890,558  $  (40,480)        24  $ 121,360  $  (15,219) $  (55,699)
                                                 =========  =========  ==========  =========  =========  ==========  ==========

DECEMBER 31, 2012
Fixed income securities
   Municipal                                            --  $      --  $       --          6  $  45,374  $   (9,040) $   (9,040)
   Corporate                                            27    116,512      (2,068)        13     54,442      (5,156)     (7,224)
   Foreign government                                    1      9,854         (94)        --         --          --         (94)
   RMBS                                                  2         33          --          4     19,497        (915)       (915)
   CMBS                                                  1      1,995          (6)         5     21,115      (6,754)     (6,760)
   ABS                                                  --         --          --          2     12,838        (941)       (941)
                                                 ---------  ---------  ----------  ---------  ---------  ----------  ----------
    Total fixed income securities                       31  $ 128,394  $   (2,168)        30  $ 153,266  $  (22,806) $  (24,974)
Equity securities                                        2     24,954        (317)        --         --          --        (317)
                                                 ---------  ---------  ----------  ---------  ---------  ----------  ----------
     Total fixed income and equity securities           33  $ 153,348  $   (2,485)        30  $ 153,266  $  (22,806) $  (25,291)
                                                 =========  =========  ==========  =========  =========  ==========  ==========

Investment grade fixed income securities                23  $ 107,042  $   (1,359)        17  $  99,235  $  (11,525) $  (12,884)
Below investment grade fixed income securities           8     21,352        (809)        13     54,031     (11,281)    (12,090)
                                                 ---------  ---------  ----------  ---------  ---------  ----------  ----------
     Total fixed income securities                      31  $ 128,394  $   (2,168)        30  $ 153,266  $  (22,806) $  (24,974)
                                                 =========  =========  ==========  =========  =========  ==========  ==========

     As of December 31, 2013, $49.6 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost or cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $49.6 million, $42.5 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion, Kroll or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to increasing risk-free interest rates or widening credit spreads since the time of initial purchase.

     As of December 31, 2013, the remaining $6.1 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Investment grade fixed income securities comprising $4.7 million of these unrealized losses were evaluated based on factors such as discounted cash flows and the financial condition and near-term and long-term prospects of the issue or issuer and were determined to have adequate resources to fulfill contractual obligations. Of the $6.1 million, $1.4 million are related to below investment grade fixed income securities.

     RMBS, CMBS and ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities' positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread, and (iii) for RMBS and ABS in an unrealized loss position, credit enhancements from reliable bond insurers, where applicable. Municipal bonds in an unrealized loss position were evaluated based on the quality of the underlying securities. Unrealized losses on equity securities are primarily related to temporary equity market fluctuations of securities that are expected to recover.

     As of December 31, 2013, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis. As of December 31, 2013, the Company had the intent and ability to hold equity securities with unrealized losses for a period of time sufficient for them to recover.

LIMITED PARTNERSHIPS

     As of December 31, 2013 and 2012, the carrying value of equity method limited partnerships totaled $75.1 million and $70.1 million, respectively. The Company recognizes an impairment loss for equity method limited partnerships when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment. The Company had no write-downs related to equity method limited partnerships in 2013, 2012 or 2011.

     As of December 31, 2013 and 2012, the carrying value for cost method limited partnerships was $41.4 million and $29.7 million, respectively. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee's capital. Additionally, the Company's portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value of the underlying funds. In 2013, 2012 and 2011, the Company had no write-downs related to cost method limited partnerships.

MORTGAGE LOANS

     The Company's mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located throughout the United States and totaled, net of valuation allowance, $514.5 million and $570.4 million as of December 31, 2013 and 2012, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

          (% OF MORTGAGE LOAN PORTFOLIO CARRYING VALUE)              2013       2012
                                                                   --------   --------
          California                                                   25.6%      24.3%
          Illinois                                                     13.0       11.5
          New Jersey                                                    8.8        7.4
          Texas                                                         5.5        8.9
          Arizona                                                       5.3        5.7
          Ohio                                                          4.9        5.6
          Florida                                                       4.5        5.3

     The types of properties collateralizing the mortgage loans as of December 31 are as follows:

          (% OF MORTGAGE LOAN PORTFOLIO CARRYING VALUE)              2013       2012
                                                                   --------   --------
          Warehouse                                                    26.6%      28.3%
          Retail                                                       23.3       19.9
          Office buildings                                             20.2       22.6
          Apartment complex                                            20.1       21.4
          Other                                                         9.8        7.8
                                                                   --------   --------
             Total                                                    100.0%     100.0%
                                                                   ========   ========

     The contractual maturities of the mortgage loan portfolio as of December 31, 2013 are as follows:

               ($ IN THOUSANDS)          NUMBER   CARRYING
                                        OF LOANS    VALUE    PERCENT
                                        --------  ---------  -------
               2014                            5  $  21,756      4.2%
               2015                           16     90,513     17.6
               2016                           12     58,694     11.4
               2017                            8     42,992      8.4
               Thereafter                     54    300,534     58.4
                                        --------  ---------  -------
                  Total                       95  $ 514,489    100.0%
                                        ========  =========  =======

     Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2013.

     Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

     Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company's credit monitoring process.

     The following table reflects the carrying value of non-impaired fixed rate mortgage loans summarized by debt service coverage ratio distribution as of December 31. There were no variable rate mortgage loans as of December 31, 2013 or 2012.

          ($ IN THOUSANDS)

          DEBT SERVICE COVERAGE RATIO DISTRIBUTION                    2013         2012
                                                                   -----------  -----------
          Below 1.0                                                $    25,086  $    27,383
          1.0 - 1.25                                                    68,687       99,713
          1.26 - 1.50                                                  155,452      150,877
          Above 1.50                                                   253,039      292,392
                                                                   -----------  -----------
              Total non-impaired mortgage loans                    $   502,264  $   570,365
                                                                   ===========  ===========

     Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

     As of December 31, 2013, there were $12.2 million of impaired mortgage loans with a valuation allowance of $1.8 million. There were no impaired mortgage loans as of December 31, 2012. The average balance of impaired loans was $7.6 million, $1.2 million and $4.4 million during 2013, 2012 and 2011, respectively.

     The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:

  ($ IN THOUSANDS)                                        2013         2012          2011
                                                       ----------   ----------    ----------
  Beginning balance                                    $       --   $      637    $    1,670

  Net increase (decrease) in valuation allowance            1,832         (637)        1,642
  Charge offs                                                  --           --        (2,675)
                                                       ----------   ----------    ----------
  Ending balance                                       $    1,832   $       --      $    637
                                                       ==========   ==========    ==========

     There were no past due mortgage loans as of December 31, 2013 or 2012.

MUNICIPAL BONDS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio as of December 31. No other state represents more than 5% of the portfolio.

          (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)             2013       2012
                                                                   --------   --------
          California                                                   22.9%      21.3%
          Texas                                                        11.1       12.0
          Illinois                                                      5.9        6.0
          Oregon                                                        5.2        4.9

CONCENTRATION OF CREDIT RISK

     As of December 31, 2013, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

SECURITIES LOANED

     The Company's business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2013 and 2012, fixed income securities with a carrying value of $60.7 million and $57.9 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was zero in 2013, 2012 and 2011.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $285.7 million and $288.1 million as of December 31, 2013 and 2012, respectively.

     As of December 31, 2013, fixed income securities and short-term investments with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

     As of December 31, 2013, there were no fixed income securities that were non-income producing.

6.  FAIR VALUE OF ASSETS AND LIABILITIES

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1: Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2: Assets and liabilities whose values are based on the following:

         (a)  Quoted prices for similar assets or liabilities in active markets;
         (b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or
         (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

     The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company's processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

     The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

     The second situation where the Company classifies securities in Level 3 is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company's use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.

     Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. In addition, derivatives embedded in fixed income securities are not disclosed in the hierarchy as free-standing derivatives since they are presented with the host contracts in fixed income securities.

     In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

LEVEL 1 MEASUREMENTS

  - FIXED INCOME SECURITIES: Comprise certain U.S. Treasuries. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

  - EQUITY SECURITIES: Comprise actively traded, exchange-listed equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

  - SHORT-TERM: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

  - SEPARATE ACCOUNT ASSETS: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

LEVEL 2 MEASUREMENTS

  -  FIXED INCOME SECURITIES:

     U.S. GOVERNMENT AND AGENCIES: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

     MUNICIPAL: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

     CORPORATE, INCLUDING PRIVATELY PLACED: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

     FOREIGN GOVERNMENT: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

     RMBS AND ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

     CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

     REDEEMABLE PREFERRED STOCK: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

  - SHORT-TERM: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

LEVEL 3 MEASUREMENTS

  -  FIXED INCOME SECURITIES:

     MUNICIPAL: Municipal bonds that are not rated by third party credit rating agencies but are rated by the National Association of Insurance Commissioners ("NAIC"). The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also includes auction rate securities ("ARS") primarily backed by student loans that have become illiquid due to failures in the auction market are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, including the anticipated date liquidity will return to the market.

     CORPORATE, INCLUDING PRIVATELY PLACED: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.

     ABS: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

  - OTHER INVESTMENTS: Certain over-the-counter ("OTC") derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

  - OTHER ASSETS: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument that is valued internally. The model primarily uses stochastically determined cash flows, ultimate reinvestment spreads and applicable market data, such as interest rate and volatility assumptions. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

  - CONTRACTHOLDER FUNDS: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS

     Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values.

     The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2013. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2013.

($ IN THOUSANDS)                                                      QUOTED PRICES
                                                                        IN ACTIVE     SIGNIFICANT
                                                                       MARKETS FOR       OTHER       SIGNIFICANT      BALANCE
                                                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE      AS OF
                                                                         ASSETS         INPUTS         INPUTS       DECEMBER 31,
                                                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)         2013
                                                                      -------------  -------------  -------------  -------------
   ASSETS
     Fixed income securities:
        U.S. government and agencies                                  $       3,678  $     291,153  $          --  $     294,831
        Municipal                                                                --        674,669         51,315        725,984
        Corporate                                                                --      3,506,161        259,428      3,765,589
        Foreign government                                                       --        381,616             --        381,616
        RMBS                                                                     --        159,919             --        159,919
        CMBS                                                                     --        175,980             --        175,980
        ABS                                                                      --         63,708         24,799         88,507
        Redeemable preferred stock                                               --         10,312             --         10,312
                                                                      -------------  -------------  -------------  -------------
         Total fixed income securities                                        3,678      5,263,518        335,542      5,602,738
     Equity securities                                                      202,622             --             --        202,622
     Short-term investments                                                   3,157         95,396             --         98,553
     Other investments: Free-standing derivatives                                --             --          1,076          1,076
     Separate account assets                                                435,446             --             --        435,446
     Other assets                                                                --             --         27,826         27,826
                                                                      -------------  -------------  -------------  -------------
   TOTAL ASSETS AT FAIR VALUE                                         $     644,903  $   5,358,914  $     364,444  $   6,368,261
                                                                      =============  =============  =============  =============
   % of total assets at fair value                                             10.1%          84.2%           5.7%         100.0%

   LIABILITIES
    Contractholder funds:
       Derivatives embedded in life and annuity contracts             $          --  $          --  $      (9,197) $      (9,197)
                                                                      -------------  -------------  -------------  -------------
   TOTAL LIABILITIES AT FAIR VALUE                                    $          --  $          --  $      (9,197) $      (9,197)
                                                                      =============  =============  =============  =============
   % of total liabilities at fair value                                          --%            --%         100.0%         100.0%

     The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2012. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2012.

($ IN THOUSANDS)                                                      QUOTED PRICES
                                                                        IN ACTIVE     SIGNIFICANT
                                                                       MARKETS FOR       OTHER       SIGNIFICANT      BALANCE
                                                                        IDENTICAL      OBSERVABLE    UNOBSERVABLE      AS OF
                                                                         ASSETS         INPUTS         INPUTS       DECEMBER 31,
                                                                        (LEVEL 1)      (LEVEL 2)      (LEVEL 3)         2012
                                                                      -------------  -------------  -------------  -------------
   ASSETS
     Fixed income securities:
        U.S. government and agencies                                  $     111,133  $     305,914  $          --  $     417,047
        Municipal                                                                --        750,989         67,672        818,661
        Corporate                                                                --      3,638,175        260,351      3,898,526
        Foreign government                                                       --        396,541             --        396,541
        RMBS                                                                     --        295,678             --        295,678
        CMBS                                                                     --        200,716             --        200,716
        ABS                                                                      --         75,156         26,970        102,126
        Redeemable preferred stock                                               --         10,630             --         10,630
                                                                      -------------  -------------  -------------  -------------
         Total fixed income securities                                      111,133      5,673,799        354,993      6,139,925
     Equity securities                                                      164,971             --             --        164,971
     Short-term investments                                                   7,675         54,273             --         61,948
     Other investments: Free-standing derivatives                                --             --            306            306
     Separate account assets                                                436,380             --             --        436,380
     Other assets                                                                --             --         34,655         34,655
                                                                      -------------  -------------  -------------  -------------
   TOTAL ASSETS AT FAIR VALUE                                         $     720,159  $   5,728,072  $     389,954  $   6,838,185
                                                                      =============  =============  =============  =============
   % of total assets at fair value                                             10.5%          83.8%           5.7%         100.0%

   LIABILITIES
    Contractholder funds:
       Derivatives embedded in life and annuity contracts             $          --  $          --  $     (17,877) $     (17,877)
                                                                      -------------  -------------  -------------  -------------
   TOTAL LIABILITIES AT FAIR VALUE                                    $          --  $          --  $     (17,877) $     (17,877)
                                                                      =============  =============  =============  =============
   % of total liabilities at fair value                                          --%            --%         100.0%         100.0%

     The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

($ IN THOUSANDS)                        FAIR         VALUATION      UNOBSERVABLE                    WEIGHTED
                                        VALUE        TECHNIQUE         INPUT           RANGE        AVERAGE
                                     -----------  ---------------  --------------  --------------  ----------
DECEMBER 31, 2013

ARS backed by student loans          $    19,149  Discounted cash  Anticipated     36 - 54 months  39 - 51
                                                  flow model       date liquidity                  months
                                                                   will return to
                                                                   the market

Other assets - Structured settlement $    27,826  Stochastic cash  Ultimate        133.9 - 198.4   157.5
annuity reinsurance agreement                     flow model       reinvestment    basis points    basis
                                                                   spreads                         points

DECEMBER 31, 2012

ARS backed by student loans          $    31,429  Discounted cash  Anticipated     36 - 60 months  38 - 50
                                                  flow model       date liquidity                  months
                                                                   will return to
                                                                   the market

Other assets - Structured settlement $    34,655  Stochastic cash  Ultimate        133.8 - 196.0   156.4
annuity reinsurance agreement                     flow model       reinvestment    basis points    basis
                                                                   spreads                         points

     If the anticipated date liquidity will return to the market is sooner (later), it would result in a higher (lower) fair value. If the ultimate reinvestment spreads increased (decreased), it would result in a lower (higher) fair value.

     As of December 31, 2013 and 2012, Level 3 fair value measurements include $308.9 million and $310.1 million of fixed income securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. The Company does not develop the unobservable inputs used in measuring fair value; therefore, these are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013.

($ IN THOUSANDS)                                         BALANCE AS   TOTAL GAINS (LOSSES) INCLUDED IN:
                                                             OF       ---------------------------------   TRANSFERS     TRANSFERS
                                                        DECEMBER 31,        NET                             INTO         OUT OF
                                                            2012         INCOME (1)           OCI          LEVEL 3       LEVEL 3
                                                        ------------  ---------------   ---------------  ------------  ------------
ASSETS
  Fixed income securities:
     Municipal                                          $     67,672  $        (1,960)  $         2,614  $         --  $         --
     Corporate                                               260,351            8,509            (8,214)        9,663        (4,160)
     RMBS                                                         --               --                --            --            --
     ABS                                                      26,970               --              (951)           --            --
                                                        ------------  ---------------   ---------------  ------------  ------------
    Total fixed income securities                            354,993            6,549            (6,551)        9,663        (4,160)
   Free-standing derivatives, net                                306              431                --            --            --
   Other assets                                               34,655           (6,829)               --            --            --
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 ASSETS                     $    389,954  $           151   $        (6,551) $      9,663  $     (4,160)
                                                        ============  ===============   ===============  ============  ============

LIABILITIES
   Contractholder funds:
    Derivatives embedded in life and annuity contracts  $    (17,877) $         8,680   $            --  $         --  $         --
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 LIABILITIES                $    (17,877) $         8,680   $            --  $         --  $         --
                                                        ============  ===============   ===============  ============  ============

                                                                                                                       BALANCE AS OF
                                                                                                                       DECEMBER 31,
                                                         PURCHASES         SALES            ISSUES        SETTLEMENTS      2013
                                                        ------------  ---------------   ---------------  ------------  -------------
ASSETS
  Fixed income securities:
     Municipal                                          $         --  $       (15,067)  $            --  $     (1,944) $     51,315
     Corporate                                                 6,910          (10,615)               --        (3,016)      259,428
     RMBS                                                         --               --                --            --            --
     ABS                                                          --               --                --        (1,220)       24,799
                                                        ------------  ---------------   ---------------  ------------  ------------
    Total fixed income securities                              6,910          (25,682)               --        (6,180)      335,542
   Free-standing derivatives, net                                339               --                --            --         1,076
   Other assets                                                   --               --                --            --        27,826
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 ASSETS                     $      7,249  $       (25,682)  $            --  $     (6,180) $    364,444
                                                        ============  ===============   ===============  ============  ============

LIABILITIES
   Contractholder funds:
    Derivatives embedded in life and annuity contracts  $         --  $            --   $            --  $         --  $     (9,197)
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 LIABILITIES                $         --  $            --   $            --  $         --  $     (9,197)
                                                        ============  ===============   ===============  ============  ============

----------
(1)  The effect to net income totals $8.8 million and is reported in the Statements of Operations and Comprehensive Income as
     follows: $(6.6) million in realized capital gains and losses, $6.7 million in net investment income, $(297) thousand in interest credited to contractholder funds and $9.0 million in contract benefits.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012.

($ IN THOUSANDS)                                         BALANCE AS   TOTAL GAINS (LOSSES) INCLUDED IN:
                                                             OF       ---------------------------------   TRANSFERS     TRANSFERS
                                                        DECEMBER 31,        NET                             INTO         OUT OF
                                                            2011         INCOME (1)           OCI          LEVEL 3       LEVEL 3
                                                        ------------  ---------------   ---------------  ------------  ------------
ASSETS
  Fixed income securities:
     Municipal                                          $     50,422  $            50   $         3,082  $     18,576  $         --
     Corporate                                               223,643            3,854            11,224        52,629            --
     RMBS                                                      2,730               --                --            --        (2,730)
     ABS                                                      26,425               --             3,668            --            --
                                                        ------------  ---------------   ---------------  ------------  ------------
    Total fixed income securities                            303,220            3,904            17,974        71,205        (2,730)
   Free-standing derivatives, net                             (2,867)            (296)               --            --            --
   Other assets                                               16,869           17,786                --            --            --
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 ASSETS                     $    317,222  $        21,394   $        17,974  $     71,205  $     (2,730)
                                                        ============  ===============   ===============  ============  ============

LIABILITIES
   Contractholder funds:
    Derivatives embedded in life and annuity contracts  $    (21,854) $         3,977   $            --  $         --  $         --
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 LIABILITIES                $    (21,854) $         3,977   $            --  $         --  $         --
                                                        ============  ===============   ===============  ============  ============

                                                                                                                       BALANCE AS OF
                                                                                                                       DECEMBER 31,
                                                         PURCHASES         SALES            ISSUES        SETTLEMENTS      2012
                                                        ------------  ---------------   ---------------  ------------  -------------
ASSETS
  Fixed income securities:
     Municipal                                          $         --  $        (2,251)  $            --  $     (2,207) $     67,672
     Corporate                                                18,029          (18,812)               --       (30,216)      260,351
     RMBS                                                         --               --                --            --            --
     ABS                                                          --           (1,866)               --        (1,257)       26,970
                                                        ------------  ---------------   ---------------  ------------  ------------
    Total fixed income securities                             18,029          (22,929)               --       (33,680)      354,993
   Free-standing derivatives, net                              3,471               --                --            (2)          306
   Other assets                                                   --               --                --            --        34,655
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 ASSETS                     $     21,500  $       (22,929)  $            --  $    (33,682) $    389,954
                                                        ============  ===============   ===============  ============  ============

LIABILITIES
   Contractholder funds:
    Derivatives embedded in life and annuity contracts  $         --  $            --   $            --  $         --  $    (17,877)
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 LIABILITIES                $         --  $            --   $            --  $         --  $    (17,877)
                                                        ============  ===============   ===============  ============  ============

----------
(1)  The effect to net income totals $25.4 million and is reported in the Statements of Operations and Comprehensive Income as
     follows: $14.3 million in realized capital gains and losses, $7.1 million in net investment income, $(142) thousand in interest credited to contractholder funds and $4.1 million in contract benefits.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2011.

($ IN THOUSANDS)                                         BALANCE AS   TOTAL GAINS (LOSSES) INCLUDED IN:
                                                             OF       ---------------------------------   TRANSFERS     TRANSFERS
                                                        DECEMBER 31,        NET                             INTO         OUT OF
                                                            2010         INCOME (1)           OCI          LEVEL 3       LEVEL 3
                                                        ------------  ---------------   ---------------  ------------  ------------
ASSETS
  Fixed income securities:
     Municipal                                          $    103,369  $            43   $         1,054  $      5,378  $     (7,892)
     Corporate                                               225,207            8,719             4,191        10,882       (37,097)
     RMBS                                                     80,063           (1,066)            1,743            --       (56,510)
     CMBS                                                    141,869           (4,698)           15,987            --      (133,918)
     ABS                                                      40,851              149               252            --       (23,013)
                                                        ------------  ---------------   ---------------  ------------  ------------
    Total fixed income securities                            591,359            3,147            23,227        16,260      (258,430)
   Free-standing derivatives, net                             (3,011)          (3,153)               --            --            --
   Other assets                                               (4,870)          21,739                --            --            --
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 ASSETS                     $    583,478  $        21,733   $        23,227  $     16,260  $   (258,430)
                                                        ============  ===============   ===============  ============  ============

LIABILITIES
   Contractholder funds:
    Derivatives embedded in life and annuity contracts  $    (17,544) $        (4,310)  $            --  $         --  $         --
                                                        ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 LIABILITIES                $    (17,544) $        (4,310)  $            --  $         --  $         --
                                                        ============  ===============   ===============  ============  ============

                                                                                                                   BALANCE AS OF
                                                                                                                   DECEMBER 31,
                                                     PURCHASES         SALES            ISSUES        SETTLEMENTS      2011
                                                    ------------  ---------------   ---------------  ------------  -------------
ASSETS
  Fixed income securities:
     Municipal                                      $         --  $       (49,623)  $            --  $     (1,907) $     50,422
     Corporate                                            24,978          (11,680)               --        (1,557)      223,643
     RMBS                                                     --           (8,582)               --       (12,918)        2,730
     CMBS                                                     --          (19,240)               --            --            --
     ABS                                                  14,999           (3,856)               --        (2,957)       26,425
                                                    ------------  ---------------   ---------------  ------------  ------------
    Total fixed income securities                         39,977          (92,981)               --       (19,339)      303,220
   Free-standing derivatives, net                          1,867               --                --         1,430        (2,867) (2)
   Other assets                                               --               --                --            --        16,869
                                                    ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 ASSETS $                     41,844  $       (92,981)  $            --  $    (17,909) $    317,222
                                                    ============  ===============   ===============  ============  ============

LIABILITIES
   Contractholder funds:
    Derivatives embedded in life
    and annuity contracts                           $         --  $            --   $            --  $         --  $    (21,854)
                                                    ------------  ---------------   ---------------  ------------  ------------
     TOTAL RECURRING LEVEL 3 LIABILITIES            $         --  $            --   $            --  $         --  $    (21,854)
                                                    ============  ===============   ===============  ============  ============

----------
(1)  The effect to net income totals $17.4 million and is reported in the Statements of Operations and Comprehensive Income as
     follows: $13.4 million in realized capital gains and losses, $8.3 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits.
(2)  Comprises $38 thousand of assets and $2.9 million of liabilities.

      Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

     There were no transfers between Level 1 and Level 2 during 2013, 2012 or 2011.

     During 2011, certain RMBS, CMBS and ABS were transferred into Level 2 from Level 3 as a result of increased liquidity in the market and a sustained increase in the market activity for these assets. Additionally, in

2011 certain ABS that were valued based on non-binding broker quotes were transferred into Level 2 from Level 3 since the inputs were corroborated to be market observable.

     Transfers into Level 3 during 2013, 2012 and 2011 included situations where a fair value quote was not provided by the Company's independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2013, 2012 and 2011 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company's independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

     The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities held as of December 31.

          ($ IN THOUSANDS)                                                                      2013          2012          2011
                                                                                             ----------    ----------    ----------
          ASSETS
            Fixed income securities:
              Municipal                                                                      $   (1,458)   $       54    $      151
              Corporate                                                                           6,633         4,912         8,193
                                                                                             ----------    ----------    ----------
                 Total fixed income securities                                                    5,175         4,966         8,344
              Free-standing derivatives, net                                                        431          (279)       (1,714)
              Other assets                                                                       (6,829)       17,786        21,739
                                                                                             ----------    ----------    ----------
                 TOTAL RECURRING LEVEL 3 ASSETS                                              $   (1,223)   $   22,473    $   28,369
                                                                                             ==========    ==========    ==========

          LIABILITIES
              Contractholder funds: Derivatives embedded in life and annuity contracts       $    8,680    $    3,977    $   (4,310)
                                                                                             ----------    ----------    ----------
                 TOTAL RECURRING LEVEL 3 LIABILITIES                                         $    8,680    $    3,977    $   (4,310)
                                                                                             ==========    ==========    ==========

     The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $7.5 million in 2013 and are reported as follows: $(7.9) million in realized capital gains and losses, $6.7 million in net investment income, $(297) thousand in interest credited to contractholder funds and $9.0 million in contract benefits. These gains and losses total $26.5 million in 2012 and are reported as follows: $16.3 million in realized capital gains and losses, $6.2 million in net investment income, $(142) thousand in interest credited to contractholder funds and $4.1 million in contract benefits. These gains and losses total $24.1 million in 2011 and are reported as follows: $16.5 million in realized capital gains and losses, $11.9 million in net investment income, $(156) thousand in interest credited to contractholder funds and $(4.2) million in contract benefits.

     Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

FINANCIAL ASSETS

($ IN THOUSANDS)                                          DECEMBER 31, 2013         DECEMBER 31, 2012
                                                    --------------------------  --------------------------
                                                      CARRYING        FAIR        CARRYING        FAIR
                                                       VALUE         VALUE         VALUE         VALUE
                                                    ------------  ------------  ------------  ------------
Mortgage loans                                      $    514,489  $    534,241  $    570,365  $    602,516
Cost method limited partnerships                          41,419        44,401        29,746        30,920
Notes due from related party                                  --            --         2,833         2,833

     The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds. The fair value of notes due from related party, which are reported in other investments, is based on discounted cash flow calculations using current interest rates for instruments with comparable terms. The fair value measurements for mortgage loans, cost method limited partnerships and notes due from related party are categorized as Level 3.

FINANCIAL LIABILITIES

($ IN THOUSANDS)                                          DECEMBER 31, 2013         DECEMBER 31, 2012
                                                    --------------------------  --------------------------
                                                      CARRYING        FAIR        CARRYING        FAIR
                                                       VALUE         VALUE         VALUE         VALUE
                                                    ------------  ------------  ------------  ------------
Contractholder funds on investment contracts        $  2,771,149  $  2,912,758  $  3,050,538  $  3,222,131
Liability for collateral                                  62,610        62,610        59,772        59,772

     The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company's own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. The liability for collateral is valued at carrying value due to its short-term nature. The fair value measurements for contractholder funds on investment contracts are categorized as Level 3. The fair value measurements for liability for collateral are categorized as Level 2.

7.   DERIVATIVE FINANCIAL INSTRUMENTS AND OFF-BALANCE SHEET FINANCIAL
     INSTRUMENTS

     The Company uses derivatives to manage risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates. The Company does not use derivatives for speculative purposes.

     Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company's assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

     The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company's primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts; equity options in life product contracts, which provide equity returns to contractholders; and conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position. The Company's interest rate cap agreements are subject to enforceable master netting agreements; however, no offset amounts were required to net the carrying values as of December 31, 2013 or 2012.

     Non-hedge accounting is generally used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2013. None of these derivatives are designated as accounting hedging instruments.

($ IN THOUSANDS)                                                                 ASSET DERIVATIVES
                                                         -----------------------------------------------------------------
                                                                                   VOLUME-     FAIR
                                                                                  NOTIONAL    VALUE,    GROSS     GROSS
                                                         BALANCE SHEET LOCATION    AMOUNT       NET     ASSET    LIABILITY
                                                         -----------------------  ---------  --------  --------  ---------
INTEREST RATE CONTRACTS
   Interest rate cap agreements                            Other investments      $  40,100  $  1,076  $  1,076  $      --
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
   Conversion options                                    Fixed income securities         42        --        --         --
OTHER CONTRACTS
    Structured settlement annuity reinsurance agreement        Other assets              --    27,826    27,826         --
                                                                                  ---------  --------  --------  ---------
 TOTAL ASSET DERIVATIVES                                                          $  40,142  $ 28,902  $ 28,902  $      --
                                                                                  =========  ========  ========  =========

                                                                               LIABILITY DERIVATIVES
                                                         -----------------------------------------------------------------
                                                                                   VOLUME-     FAIR
                                                                                  NOTIONAL    VALUE,    GROSS     GROSS
                                                         BALANCE SHEET LOCATION    AMOUNT       NET     ASSET    LIABILITY
                                                         -----------------------  ---------  --------  --------  ---------
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
 Guaranteed accumulation benefits                         Contractholder funds    $ 136,770  $ (7,925) $     --  $  (7,925)
 Guaranteed withdrawal benefits                           Contractholder funds       28,924      (677)       --       (677)
 Equity-indexed options in life product                   Contractholder funds
  contracts                                                                           9,581      (595)       --       (595)
                                                                                  ---------  --------  --------  ---------
TOTAL LIABILITY DERIVATIVES                                                         175,275    (9,197) $     --  $  (9,197)
                                                                                  =========  ========  ========  =========
TOTAL DERIVATIVES                                                                 $ 215,417  $ 19,705
                                                                                  =========  ========

     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2012. None of these derivatives are designated as accounting hedging instruments.

($ IN THOUSANDS)                                                                    ASSET DERIVATIVES
                                                           ----------------------------------------------------------------------
                                                                                    VOLUME-       FAIR
                                                               BALANCE SHEET        NOTIONAL     VALUE,       GROSS      GROSS
                                                                 LOCATION            AMOUNT        NET        ASSET    LIABILITY
                                                           ----------------------- ----------  ----------  ----------  ----------
  INTEREST RATE CONTRACTS
     Interest rate cap agreements                          Other investments       $  152,400  $      306  $      306  $       --
  EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
     Conversion options                                    Fixed income securities      1,000          83          83          --
  OTHER CONTRACTS
      Structured settlement annuity reinsurance agreement  Other assets                    --      34,655      34,655          --
                                                                                   ----------  ----------  ----------  ----------
   TOTAL ASSET DERIVATIVES                                                         $  153,400  $   35,044  $   35,044  $       --
                                                                                   ==========  ==========  ==========  ==========
                                                                            LIABILITY DERIVATIVES
                                                   ----------------------------------------------------------------------
                                                                            VOLUME-       FAIR
                                                       BALANCE SHEET        NOTIONAL     VALUE,       GROSS      GROSS
                                                         LOCATION            AMOUNT        NET        ASSET    LIABILITY
                                                   ----------------------  ----------  ----------  ----------  ----------
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
 Guaranteed accumulation benefits                   Contractholder funds   $  148,926  $  (15,508) $       --  $  (15,508)
 Guaranteed withdrawal benefits                     Contractholder funds       29,800      (2,071)         --      (2,071)
 Equity-indexed options in life product contracts   Contractholder funds        6,589        (298)         --        (298)
                                                                           ----------  ----------  ----------  ----------
TOTAL LIABILITY DERIVATIVES                                                   185,315     (17,877) $       --  $  (17,877)
                                                                           ==========  ==========  ==========  ==========
TOTAL DERIVATIVES                                                          $  338,715  $   17,167
                                                                           ==========  ==========

     The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income for the years ended December 31.

($ IN THOUSANDS)                                                                             2013
                                                                    ---------------------------------------------------------------
                                                                                                                         TOTAL
                                                                       REALIZED                       INTEREST         GAIN(LOSS)
                                                                        CAPITAL                      CREDITED TO     RECOGNIZED IN
                                                                       GAINS AND       CONTRACT    CONTRACTHOLDER    NET INCOME ON
                                                                         LOSSES        BENEFITS         FUNDS         DERIVATIVES
                                                                    --------------- -------------- ---------------  ---------------

 Interest rate contracts                                            $           431 $           -- $            --  $           431
 Embedded derivative financial instruments                                      (83)         8,977            (297)           8,597
 Other contracts - structured settlement annuity reinsurance
  agreement                                                                 (10,297)            --              --          (10,297)
                                                                    --------------- -------------- ---------------  ---------------
       Total                                                        $        (9,949)$        8,977 $          (297) $        (1,269)
                                                                    =============== ============== ===============  ===============

                                                                                             2012
                                                                    ---------------------------------------------------------------
                                                                                                                         TOTAL
                                                                       REALIZED                       INTEREST         GAIN(LOSS)
                                                                        CAPITAL                      CREDITED TO     RECOGNIZED IN
                                                                       GAINS AND       CONTRACT    CONTRACTHOLDER    NET INCOME ON
                                                                         LOSSES        BENEFITS         FUNDS         DERIVATIVES
                                                                    --------------- -------------- ---------------  ---------------

 Interest rate contracts                                            $          (296)$           -- $            --  $          (296)
 Embedded derivative financial instruments                                      (13)         4,119            (142)           3,964
 Other contracts - structured settlement annuity reinsurance
  agreement                                                                  14,276             --              --           14,276
                                                                    --------------- -------------- ---------------  ---------------
       Total                                                        $        13,967 $        4,119 $          (142) $        17,944
                                                                    =============== ============== ===============  ===============

                                                                                             2011
                                                                    ---------------------------------------------------------------
                                                                                                                         TOTAL
                                                                       REALIZED                       INTEREST         GAIN(LOSS)
                                                                        CAPITAL                      CREDITED TO     RECOGNIZED IN
                                                                       GAINS AND       CONTRACT    CONTRACTHOLDER    NET INCOME ON
                                                                         LOSSES        BENEFITS         FUNDS         DERIVATIVES
                                                                    --------------- -------------- ---------------  ---------------

 Interest rate contracts                                            $        (3,153)$           -- $            --  $        (3,153)
 Embedded derivative financial instruments                                        3         (4,154)           (156)          (4,307)
 Other contracts - structured settlement annuity reinsurance
  agreement                                                                  18,246             --              --           18,246
                                                                    --------------- -------------- ---------------  ---------------
       Total                                                        $        15,096 $       (4,154)$          (156) $        10,786
                                                                    =============== ============== ===============  ===============


     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements ("MNAs") and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2013, the Company did not have any collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

     Counterparty credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

     The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company's OTC derivatives.

($ IN THOUSANDS)                               2013                                                       2012
                     ------------------------------------------------------  ------------------------------------------------------
                     NUMBER OF                                  EXPOSURE,    NUMBER OF                                 EXPOSURE,
                     COUNTER-     NOTIONAL       CREDIT          NET OF      COUNTER-      NOTIONAL       CREDIT        NET OF
RATING (1)            PARTIES    AMOUNT (2)   EXPOSURE (2)   COLLATERAL (2)   PARTIES     AMOUNT (2)   EXPOSURE (2) COLLATERAL (2)
-------------------  ----------- ----------- -------------- ---------------  -----------  -----------  ------------ ---------------
A+                            1  $    21,700 $         624  $           624             1 $    18,800  $        209 $         209
A                             2       10,700           227              227             1       7,900            45            45
A-                           --           --            --               --             2      68,700            21            21
BBB+                          1        2,700           156              156             1       5,000            31            31
BBB                           1        5,000            69               69            --          --            --            --
                     ----------- ----------- -------------  ---------------   ----------- -----------  ------------ -------------
Total                         5  $    40,100 $      1,076   $         1,076             5 $   100,400  $        306 $         306
                     =========== =========== =============  ===============   =========== ===========  ============ =============

----------
(1) Rating is the lower of S&P or Moody's ratings.
(2) Only OTC derivatives with a net positive fair value are included for each counterparty.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

     Certain of the Company's derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company's financial strength credit ratings by Moody's or S&P fall below a certain level or in the event the Company is no longer rated by either Moody's or S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company's financial strength credit ratings by Moody's or S&P, or in the event the Company is no longer rated by either Moody's or S&P. The Company had no derivative instruments with termination, cross-default or collateral credit-risk-contingent features that were in a liability position as of December 31, 2013 or 2012.

OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

     The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests and commitments to extend mortgage loans totaled $198.2 million and zero, respectively, as of December 31, 2013 and $118.6 million and $4.0 million, respectively, as of December 31, 2012. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.

     Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

8.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     As of December 31, the reserve for life-contingent contract benefits consists of the following:

             ($ IN THOUSANDS)                                              2013             2012
                                                                     --------------   ---------------
             Immediate fixed annuities:
                Structured settlement annuities                      $    1,903,194   $     2,080,767
                Other immediate fixed annuities                              43,775            34,068
             Traditional life insurance                                     192,114           185,534
             Accident and health insurance                                   10,396             8,188
             Other                                                            1,837             2,324
                                                                     --------------   ---------------
                Total reserve for life-contingent contract benefits  $    2,151,316   $     2,310,881
                                                                     ==============   ===============

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

          PRODUCT                        MORTALITY                 INTEREST RATE         ESTIMATION METHOD
--------------------------    -------------------------------   ------------------   ---------------------------
Structured settlement         U.S. population with projected    Interest rate        Present value of
   annuities                  calendar year improvements;       assumptions range    contractually specified
                              mortality rates adjusted for      from 2.9% to 9.0%    future benefits
                              each impaired life based on
                              reduction in life expectancy

Other immediate fixed         1983 individual annuity           Interest rate        Present value of expected
  annuities                   mortality table; Annuity 2000     assumptions range    future benefits based on
                              mortality table with internal     from 0% to 11.5%     historical experience
                              modifications; Annuity 2000
                              mortality table

Traditional life insurance    Actual company experience plus    Interest rate        Net level premium reserve
                              loading                           assumptions range    method using the
                                                                from 4.0% to 8.0%    Company's withdrawal
                                                                                     experience rates;
                                                                                     includes reserves for
                                                                                     unpaid claims

Accident and health           Actual company experience plus    Interest rate        Unearned premium;
   insurance                  loading                           assumptions range    additional contract
                                                                from 5.0% to 6.0%    reserves for mortality
                                                                                     risk and unpaid claims

Other:                        Annuity 2000 mortality table      Interest rate        Projected benefit ratio
   Variable annuity           with internal modifications       assumptions range    applied to cumulative
   guaranteed minimum                                           from 4.0% to 5.8%    assessments
   death benefits (1)

----------
(1)In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance
   Company of America, a subsidiary of Prudential Financial, Inc. (collectively "Prudential").

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $168.3 million and $360.9 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2013 and 2012, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     As of December 31, contractholder funds consist of the following:

($ IN THOUSANDS)                            2013            2012
                                      --------------   --------------
Interest-sensitive life insurance     $      696,878   $      684,584
                                      --------------   --------------
Investment contracts:
   Fixed annuities                         2,952,798        3,242,717
   Other investment contracts                 20,881           31,139
                                      --------------   --------------
     Total contractholder funds       $    3,670,557   $    3,958,440
                                      ==============   ==============

     The following table highlights the key contract provisions relating to contractholder funds:

                PRODUCT                                 INTEREST RATE                    WITHDRAWAL/SURRENDER CHARGES
-------------------------------------------    ---------------------------------    --------------------------------------
Interest-sensitive life insurance              Interest rates credited range        Either a percentage of account balance
                                               from 0% to 10.0% for                 or dollar amount grading off generally
                                               equity-indexed life (whose           over 20 years
                                               returns are indexed to the S&P
                                               500) and 2.7% to 5.1% for all
                                               other products

Fixed annuities                                Interest rates credited range        Either a declining or a level
                                               from 0% to 9.0% for immediate        percentage charge generally over ten
                                               annuities and 1.0% to 5.4% for       years or less.  Additionally,
                                               other fixed annuities                approximately 13.4% of fixed annuities
                                                                                    are subject to market value adjustment
                                                                                    for discretionary withdrawals

Other investment contracts:                    Interest rates used in               Withdrawal and surrender charges are
     Guaranteed minimum                        establishing reserves range          based on the terms of the related
       income, accumulation and                from 1.7% to 10.3%                   interest-sensitive life insurance or
       withdrawal benefits on variable                                              fixed annuity contract
       annuities (1) and secondary
       guarantees on interest-sensitive
       life insurance and fixed annuities

----------
(1) In 2006, the Company disposed its variable annuity business through a reinsurance agreement with Prudential.

     Contractholder funds activity for the years ended December 31 is as follows:

           ($ IN THOUSANDS)                                    2013              2012              2011
                                                         -------------   ----------------   ---------------
           Balance, beginning of year                    $   3,958,440   $      4,344,897   $     4,688,791
           Deposits                                            109,282            115,708           121,999
           Interest credited                                   129,687            144,284           154,657
           Benefits                                           (152,822)          (149,800)         (155,403)
           Surrenders and partial withdrawals                 (284,755)          (409,575)         (381,834)
           Contract charges                                    (70,856)           (67,695)          (65,034)
           Net transfers from (to) separate accounts               153                 38               (55)
           Other adjustments                                   (18,572)           (19,417)          (18,224)
                                                         -------------   ----------------   ---------------
           Balance, end of year                          $   3,670,557   $      3,958,440   $     4,344,897
                                                         =============   ================   ===============

     The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $362.5 million and $380.7 million of equity, fixed income and balanced mutual funds and $65.0 million and $51.3 million of money market mutual funds as of December 31, 2013 and 2012, respectively.

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

($ IN MILLIONS)                                                                        DECEMBER 31,
                                                                            ---------------------------------
                                                                                    2013             2012
                                                                            ----------------  ---------------
IN THE EVENT OF DEATH
   Separate account value                                                   $          427.4  $         432.0
   Net amount at risk (1)                                                   $           12.2  $          27.8
   Average attained age of contractholders                                          65 years         64 years

AT ANNUITIZATION (INCLUDES INCOME BENEFIT GUARANTEES)
   Separate account value                                                   $           29.9  $          30.5
   Net amount at risk (2)                                                   $            2.0  $           4.5
   Weighted average waiting period until annuitization options available                None           1 year

FOR CUMULATIVE PERIODIC WITHDRAWALS
   Separate account value                                                   $           28.6  $          29.1
   Net amount at risk (3)                                                   $            0.2  $           0.5

ACCUMULATION AT SPECIFIED DATES
   Separate account value                                                   $          135.8  $         148.0
   Net amount at risk (4)                                                   $            1.7  $           5.1
   Weighted average waiting period until guarantee date                              4 years          5 years

----------
(1)  Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2)  Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3)  Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4)  Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

     Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

     The following table summarizes the liabilities for guarantees:

($ IN THOUSANDS)                             LIABILITY FOR
                                              GUARANTEES            LIABILITY         LIABILITY FOR
                                              RELATED TO               FOR             GUARANTEES
                                            DEATH BENEFITS         GUARANTEES          RELATED TO
                                                  AND              RELATED TO         ACCUMULATION
                                          INTEREST-SENSITIVE         INCOME          AND WITHDRAWAL
                                             LIFE PRODUCTS          BENEFITS            BENEFITS          TOTAL
                                          -------------------   ----------------  ------------------   ------------
Balance, December 31, 2012 (1)            $            10,463   $          5,174  $           17,579   $     33,216
                                          -------------------   ----------------  ------------------   ------------
     Less reinsurance recoverables                      2,077              5,166              17,579         24,822
                                          -------------------   ----------------  ------------------   ------------
Net balance as of December 31, 2012                     8,386                  8                  --          8,394
Incurred guarantee benefits                             1,553                 --                  --          1,553
Paid guarantee benefits                                    --                 --                  --             --
                                          -------------------   ----------------  ------------------   ------------
     Net change                                         1,553                 --                  --          1,553
Net balance as of December 31, 2013                     9,939                  8                  --          9,947
     Plus reinsurance recoverables                      1,680              2,333               8,602         12,615
                                          -------------------   ----------------  ------------------   ------------
Balance, December 31, 2013 (2)            $            11,619   $          2,341  $            8,602   $     22,562
                                          ===================   ================  ==================   ============

Balance, December 31, 2011 (3)            $             7,572   $          3,971  $           21,698   $     33,241
     Less reinsurance recoverables                      2,336              3,963              21,698         27,997
                                          -------------------   ----------------  ------------------   ------------
Net balance as of December 31, 2011                     5,236                  8                  --          5,244
Incurred guarantee benefits                             3,150                 --                  --          3,150
Paid guarantee benefits                                    --                 --                  --             --
                                          -------------------   ----------------  ------------------   ------------
     Net change                                         3,150                 --                  --          3,150
Net balance as of December 31, 2012                     8,386                  8                  --          8,394
     Plus reinsurance recoverables                      2,077              5,166              17,579         24,822
                                          -------------------   ----------------  ------------------   ------------
Balance, December 31, 2012 (2)            $            10,463   $          5,174  $           17,579   $     33,216
                                          ===================   ================  ==================   ============

----------
(1)  Included in the total liability balance as of December 31, 2012 are reserves for variable annuity death benefits of $2.1 million, variable annuity income benefits of $5.2 million, variable annuity accumulation benefits of $15.5 million, variable annuity withdrawal benefits of $2.1 million and other guarantees of $8.4 million.
(2)  Included in the total liability balance as of December 31, 2013 are reserves for variable annuity death benefits of $1.7 million, variable annuity income benefits of $2.3 million, variable annuity accumulation benefits of $7.9 million, variable annuity withdrawal benefits of $1.0 million and other guarantees of $9.9 million.
(3)  Included in the total liability balance as of December 31, 2011 are reserves for variable annuity death benefits of $2.3 million, variable annuity income benefits of $4.0 million, variable annuity accumulation benefits of $18.7 million, variable annuity withdrawal benefits of $3.0 million and other guarantees of $5.2 million.

9.  REINSURANCE

     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

     As of December 31, 2013 and 2012, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

     In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $203.3 million and $224.5 million as of December 31, 2013 and 2012, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2013, premiums and contract charges of $9.0 million, contract benefits of $11.0 million, interest credited to contractholder funds of $5.5 million, and operating costs and expenses of $1.5 million were ceded to Prudential. In 2012, premiums and contract charges of $8.4 million, contract benefits of $1.9 million, interest credited to contractholder funds of $6.0 million, and operating costs and expenses of $1.4 million were ceded to Prudential. In 2011, premiums and contract charges of $11.4 million, contract benefits of $5.4 million, interest credited to contractholder funds of $6.8 million, and operating costs and expenses of $1.7 million were ceded to Prudential. In addition, as of December 31, 2013 and 2012 the Company had reinsurance recoverables of

$228 thousand and $325 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

     As of December 31, 2013, the gross life insurance in force was $38.41 billion of which $535.3 million and $9.77 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ IN THOUSANDS)                                           2013            2012              2011
                                                      --------------   --------------   ---------------
Direct                                                $      155,193   $      152,197   $       156,130

Assumed - non-affiliate                                          835              849               889
Ceded
  Affiliate                                                   (3,961)         (35,904)          (31,505)
  Non-affiliate                                              (23,140)         (23,417)          (26,863)
                                                      --------------   --------------   ---------------
    Premiums and contract charges, net of reinsurance $      128,927   $       93,725   $        98,651
                                                      ==============   ==============   ===============

     The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ IN THOUSANDS)                                            2013             2012             2011
                                                      --------------   --------------   ---------------
Direct                                                $      213,437   $      196,463   $       207,769
Assumed - non-affiliate                                        1,008              709               682
Ceded
  Affiliate                                                   (6,440)          (4,865)           (6,570)
  Non-affiliate                                               (4,288)         (11,393)          (17,715)
                                                      --------------   --------------   ---------------
    Contract benefits, net of reinsurance             $      203,717    $     180,914    $      184,166
                                                      ==============    =============    ==============

     The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ IN THOUSANDS)                                            2013            2012              2011
                                                      --------------   --------------   ---------------
Direct                                                $      135,354   $      150,355   $       161,283
Assumed - non-affiliate                                           25               17                19
Ceded
  Non-affiliate                                               (5,468)          (6,032)           (6,855)
                                                      --------------   --------------   ---------------
    Interest credited to contractholder funds, net of
       reinsurance                                    $      129,911   $      144,340   $       154,447
                                                      ==============   ==============   ===============

     In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.5 million in each of 2013, 2012 and 2011 under the terms of the structured settlement annuity reinsurance agreement (see Note 4).

10.  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Deferred policy acquisition costs for the years ended December 31 are as follows:

      ($ IN THOUSANDS)                                      2013            2012              2011
                                                      --------------   --------------   ---------------
      Balance, beginning of year                      $      130,201   $      132,614   $       136,377
      Acquisition costs deferred                              19,553           19,423            17,842
      Amortization charged to income                         (29,783)         (13,145)          (11,102)
      Effect of unrealized gains and losses                    9,865           (8,691)          (10,503)
                                                      --------------   --------------   ---------------
      Balance, end of year                            $      129,836   $      130,201   $       132,614
                                                      ==============   ==============   ===============

     DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

  ($ IN THOUSANDS)                                  2013          2012          2011
                                                 ----------    ----------    ----------
  Balance, beginning of year                     $    1,717    $    2,019    $    2,024
  Sales inducements deferred                            381           409           526
  Amortization charged to income                       (604)         (465)         (316)
  Effect of unrealized gains and losses                 243          (246)         (215)
                                                 ----------    ----------    ----------
  Balance, end of year                           $    1,737    $    1,717    $    2,019
                                                 ==========    ==========    ==========

11.  GUARANTEES AND CONTINGENT LIABILITIES

GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile's statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2013 and 2012, the liability balance included in other liabilities and accrued expenses was $8.9 million and $12.4 million, respectively. The related premium tax offsets included in other assets were $8.3 million and $8.3 million as of December 31, 2013 and 2012, respectively.

GUARANTEES

     Related to the disposal through reinsurance of our variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including in connection with the Company's and ALIC's provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2013.

REGULATION AND COMPLIANCE

     The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, and otherwise expand overall regulation of insurance products and the insurance industry. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

12.  INCOME TAXES

     The Company joins with the Corporation and its other subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group's 2009 and 2010 federal income tax returns and issued a Revenue Agent's Report on April 15, 2013. The Allstate Group protested certain of the adjustments contained in the report and the case was forwarded to Appeals on June 13, 2013. The IRS has also completed its examination of the Allstate Group's federal income tax returns for the years 2005-2008 and a final settlement for those years has been approved by the Joint Committee on Taxation. The Allstate Group's tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

     The Company had no liability for unrecognized tax benefits as of December 31, 2013, 2012 or 2011, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

     The components of the deferred income tax assets and liabilities as of December 31 are as follows:

          ($ IN THOUSANDS)                                            2013               2012
                                                                ---------------    ---------------
          DEFERRED ASSETS
          Accrued liabilities                                   $            41    $           181
          Unrealized foreign currency translation adjustments                --                316
          Life and annuity reserves                                          --                 --
          Other assets                                                       --                106
                                                                ---------------    ---------------
             Total deferred assets                                           41                603
                                                                ---------------    ---------------
          DEFERRED LIABILITIES
          Unrealized net capital gains                                  (81,841)          (131,011)
          Difference in tax bases of investments                        (40,544)           (39,939)
          DAC                                                           (25,395)           (26,185)
          Life and annuity reserves                                     (21,051)            (4,445)
          Cumulative translation adjustment                                (143)                --
          Other liabilities                                              (4,408)            (5,078)
                                                                ---------------    ---------------
             Total deferred liabilities                                (173,382)          (206,658)
                                                                ---------------    ---------------
              Net deferred liability                            $      (173,341)   $      (206,055)
                                                                ===============    ===============

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

     The components of income tax expense for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                    2013            2012          2011
                                          ------------   ------------   ------------
          Current                         $      6,463   $      7,286   $      1,036
          Deferred                              15,998         20,260         36,326
                                          ------------   ------------   ------------
              Total income tax expense    $     22,461   $     27,546   $     37,362
                                          ============   ============   ============

     The Company paid income taxes of $11.7 million in 2013 and received refunds of $5.9 million and $6.0 million in 2012 and 2011, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                              2013              2012             2011
                                          -------------    -------------    -------------
     Statutory federal income tax rate             35.0%            35.0%            35.0%
     State income tax expense                       2.3              1.7              1.2
     Other                                         (1.5)            (1.2)            (1.0)
                                          -------------    -------------    -------------
       Effective income tax rate                   35.8%            35.5%            35.2%
                                          =============    =============    =============

13.  STATUTORY FINANCIAL INFORMATION AND DIVIDEND LIMITATIONS

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

     Statutory net income was $25.9 million, $18.8 million and $46.0 million in 2013, 2012 and 2011, respectively. Statutory capital and surplus was $553.9 million and $540.0 million as of December 31, 2013 and 2012, respectively.

DIVIDEND LIMITATIONS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the New York State Insurance Department ("NYSID") is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The Company did not pay dividends in 2013. The maximum amount of dividends that the Company can pay without prior NYSID approval during 2014 is $13.8 million. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $377.4 million as of December 31, 2013, and cannot result in capital and surplus being less than the minimum amount required by law.

     Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital ("RBC") requirements adopted by state insurance regulators. A company's "authorized control level RBC" is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total statutory capital and surplus and authorized control level RBC of the Company were $553.9 million and $60.3 million, respectively, as of December 31, 2013.

14.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $5.3 million, $3.6 million and $2.3 million in 2013, 2012 and 2011, respectively.

     The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

ALLSTATE 401(k) SAVINGS PLAN

     Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $773 thousand, $717 thousand and $700 thousand in 2013, 2012 and 2011, respectively.

15.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                                                                             2013
                                                                                          -------------------------------
                                                                                           PRE-TAX      TAX     AFTER-TAX
                                                                                          ----------  --------  ---------
          Unrealized net holding losses arising during the period, net of related offsets $ (112,511) $ 39,379  $ (73,132)
          Less: reclassification adjustment of realized capital gains and losses              27,975    (9,791)    18,184
                                                                                          ----------  --------  ---------
          Unrealized net capital gains and losses                                           (140,486)   49,170    (91,316)
          Unrealized foreign currency translation adjustments                                  1,312      (459)       853
                                                                                          ----------  --------  ---------
          Other comprehensive loss                                                        $ (139,174) $ 48,711  $ (90,463)
                                                                                          ==========  ========  =========

                                                                                                       2012
                                                                                          -------------------------------
                                                                                           PRE-TAX      TAX     AFTER-TAX
                                                                                          ----------  --------  ---------
          Unrealized net holding gains arising during the period, net of related offsets  $   75,239  $(26,333) $  48,906
          Less: reclassification adjustment of realized capital gains and losses                 431      (151)       280
                                                                                          ----------  --------  ---------
          Unrealized net capital gains and losses                                             74,808   (26,182)    48,626
          Unrealized foreign currency translation adjustments                                   (642)      225       (417)
                                                                                          ----------  --------  ---------
          Other comprehensive income                                                      $   74,166  $(25,957) $  48,209
                                                                                          ==========  ========  =========

                                                                                                       2011
                                                                                          -------------------------------
                                                                                           PRE-TAX      TAX     AFTER-TAX
                                                                                          ----------  --------  ---------
          Unrealized net holding gains arising during the period, net of related offsets  $  110,583  $(38,704) $  71,879
          Less: reclassification adjustment of realized  capital gains and losses             28,264    (9,892)    18,372
                                                                                          ----------  --------  ---------
          Unrealized net capital gains and losses                                             82,319   (28,812)    53,507
          Unrealized foreign currency translation adjustments                                   (262)       92       (170)
                                                                                          ----------  --------  ---------
          Other comprehensive income                                                      $  82,057   $(28,720) $  53,337
                                                                                          ==========  ========  =========

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       SCHEDULE I - SUMMARY OF INVESTMENTS
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2013

($ IN THOUSANDS)
                                                                                                             AMOUNT AT
                                                                                                               WHICH
                                                                                COST/                        SHOWN IN
                                                                              AMORTIZED         FAIR        THE BALANCE
                                                                                COST            VALUE          SHEET
                                                                            --------------   -----------   --------------
TYPE OF INVESTMENT
Fixed maturities:
  Bonds:
    United States government, government agencies and authorities           $      237,510   $   294,831   $      294,831
    States, municipalities and political subdivisions                              677,780       725,984          725,984
    Foreign governments                                                            320,327       381,616          381,616
    Public utilities                                                               818,055       886,685          886,685
    Convertibles and bonds with warrants attached                                       --            --               --
    All other corporate bonds                                                    2,754,658     2,878,904        2,878,904
  Residential mortgage-backed securities                                           154,242       159,919          159,919
  Commercial mortgage-backed securities                                            166,927       175,980          175,980
  Asset-backed securities                                                           87,176        88,507           88,507
  Redeemable preferred stocks                                                        9,026        10,312           10,312
                                                                            --------------   -----------   --------------
     Total fixed maturities                                                      5,225,701   $ 5,602,738        5,602,738
                                                                            --------------   -----------   --------------
Equity securities:
  Common stocks:
     Banks, trusts and insurance companies                                           1,392   $     1,438            1,438
     Industrial, miscellaneous and all other                                       162,257       201,184          201,184
                                                                                             -----------
     Total equity securities                                                                     202,622
                                                                                             -----------
Mortgage loans on real estate (none acquired in satisfaction of debt)              514,489   $   534,241          514,489
                                                                                             ===========
Policy loans                                                                        40,511                         40,511
Derivative instruments                                                               1,076   $     1,076            1,076
                                                                                             ===========
Limited partnership interests                                                      116,480                        116,480
Other long-term investments                                                             --                             --
Short-term investments                                                              98,553   $    98,553           98,553
                                                                            --------------   ===========   --------------
     Total investments                                                      $    6,160,459                 $    6,576,469
                                                                            ==============                 ==============

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            SCHEDULE IV - REINSURANCE

($ IN THOUSANDS)                                                                                      PERCENTAGE
                                                         CEDED TO        ASSUMED                       OF AMOUNT
                                           GROSS          OTHER         FROM OTHER           NET       ASSUMED
                                           AMOUNT      COMPANIES (1)    COMPANIES          AMOUNT       TO NET
                                       ------------  ----------------  -------------  --------------  -----------
YEAR ENDED DECEMBER 31, 2013
Life insurance in force                $ 37,835,153  $     10,303,425  $     578,980  $   28,110,708          2.1%
                                       ============  ================  =============  ==============

Premiums and contract charges:
  Life insurance                       $    140,834  $         25,564  $         835  $      116,105          0.7%
  Accident and health insurance              14,359             1,537             --          12,822           --%
                                       ------------  ----------------  -------------  --------------
  Total premiums and contract charges  $    155,193  $         27,101  $         835  $      128,927          0.6%
                                       ============  ================  =============  ==============

YEAR ENDED DECEMBER 31, 2012
Life insurance in force                $ 36,532,268  $     16,858,998  $     602,378  $   20,275,648          3.0%
                                       ============  ================  =============  ==============

Premiums and contract charges:
  Life insurance                       $    138,973  $         57,654  $         849  $       82,168          1.0%
  Accident and health insurance              13,224             1,667             --          11,557           --%
                                       ------------  ----------------  -------------  --------------
  Total premiums and contract charges  $    152,197  $         59,321  $         849  $       93,725          0.9%
                                       ============  ================  =============  ==============
YEAR ENDED DECEMBER 31, 2011
Life insurance in force                $ 35,166,813  $     16,567,759  $     623,979  $   19,223,033          3.2%
                                       ============  ================  =============  ==============

Premiums and contract charges:
  Life insurance                       $    143,652  $         56,534  $         889  $       88,007          1.0%
  Accident and health insurance              12,478             1,834             --          10,644           --%
                                       ------------  ----------------  -------------  --------------
  Total premiums and contract charges  $    156,130  $         58,368  $         889  $       98,651          0.9%
                                       ============  ================  =============  ==============

----------
(1) No reinsurance or coinsurance income was netted against premiums ceded in 2013, 2012 or 2011.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
            SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ IN THOUSANDS)
                                                                         ADDITIONS
                                                                  ------------------------
                                                   BALANCE AS OF   CHARGED TO                           BALANCE AS OF
                                                     BEGINNING      COSTS AND      OTHER                   END OF
DESCRIPTION                                          OF PERIOD      EXPENSES     ADDITIONS  DEDUCTIONS     PERIOD
------------------------------------------------   -------------  ------------  ----------  ----------- -------------
YEAR ENDED DECEMBER 31, 2013

Allowance for estimated losses on mortgage loans   $          --  $      1,832  $       --  $       --  $       1,832

YEAR ENDED DECEMBER 31, 2012

Allowance for estimated losses on mortgage loans   $         637  $       (637) $       --  $       --  $          --

YEAR ENDED DECEMBER 31, 2011

Allowance for estimated losses on mortgage loans   $       1,670  $      1,642  $       --  $    2,675  $         637

         -----------------------------------------------------------------------
         ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
         FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 AND FOR THE PERIODS ENDED DECEMBER 31, 2013 AND 2012, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Allstate Life of New York Variable Life Separate Account A and Board of Directors of
Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2013, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in
Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2013, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

CHICAGO, IL

MARCH 28, 2014

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   DWS Investments
                        AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein     Variable
                              Fund              Fund              Fund              Fund              Fund         Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VPS               VPS               VPS               VPS               VPS             DWS VIP
                           Growth and       International     International       Small Cap         Small/Mid        Equity 500
                         Income Class A    Growth Class A     Value Class A    Growth Class A   Cap Value Class A      Index A
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $           9,056 $          16,550 $          11,446 $          16,854 $           1,268 $         127,698
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $           9,056 $          16,550 $          11,446 $          16,854 $           1,268 $         127,698
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $           9,056 $          16,550 $          11,446 $          16,854 $           1,268 $         127,698
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $           9,056 $          16,550 $          11,446 $          16,854 $           1,268 $         127,698
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      326               859               764               718                55             6,717
                        ================= ================= ================= ================= ================= =================
Cost of investments     $           6,142 $          14,539 $          10,256 $          12,295 $             993 $          86,884
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.85 $            9.16 $            7.71 $           20.69 $           17.05 $           27.07
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.85 $            9.16 $            7.71 $           20.69 $           17.05 $           27.07
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 Fidelity        Fidelity           Fidelity          Fidelity
                         DWS Investments                         Variable        Variable           Variable          Variable
                            Variable        DWS Variable        Insurance       Insurance          Insurance         Insurance
                         Insurance Trust      Series II       Products Fund   Products Fund       Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account     Sub-Account         Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- --------------    ----------------- -----------------
                                                DWS VIP                                                VIP
                             DWS VIP        Global Income       VIP Asset          VIP              Emerging             VIP
                        Small Cap Index A     Builder A          Manager       Contrafund            Markets        Equity-Income
                        ----------------- ----------------- ----------------- --------------    ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          66,338 $          60,758 $          77,084 $      908,414    $           3,086 $         621,226
                        ----------------- ----------------- ----------------- --------------    ----------------- -----------------
    Total assets        $          66,338 $          60,758 $          77,084 $      908,414    $           3,086 $         621,226
                        ================= ================= ================= ==============    ================= =================
NET ASSETS
Accumulation units      $          66,338 $          60,758 $          77,084 $      908,414    $           3,086 $         621,226
                        ----------------- ----------------- ----------------- --------------    ----------------- -----------------
    Total net assets    $          66,338 $          60,758 $          77,084 $      908,414    $           3,086 $         621,226
                        ================= ================= ================= ==============    ================= =================
FUND SHARE INFORMATION
Number of shares                    3,750             2,226             4,471         26,446                  342            26,673
                        ================= ================= ================= ==============    ================= =================
Cost of investments     $          44,914 $          47,650 $          64,206 $      621,059    $           2,996 $         541,610
                        ================= ================= ================= ==============    ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           35.98 $           16.01 $           21.70 $        14.34(a) $           10.73 $           13.39
                        ================= ================= ================= ==============    ================= =================
    Highest             $           35.98 $           16.01 $           21.70 $        32.99    $           10.73 $           24.27
                        ================= ================= ================= ==============    ================= =================

(a) The high and low ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                 VIP               VIP                                 VIP
                               VIP             Growth             High               VIP           Index 500 -     VIP Investment
                             Growth           & Income           Income           Index 500       Service Class      Grade Bond
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         683,684 $          25,322 $          20,395 $         742,871 $         128,293 $         273,308
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         683,684 $          25,322 $          20,395 $         742,871 $         128,293 $         273,308
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         683,684 $          25,322 $          20,395 $         742,871 $         128,293 $         273,308
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         683,684 $          25,322 $          20,395 $         742,871 $         128,293 $         273,308
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   11,965             1,323             3,516             3,988               691            22,112
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         416,867 $          17,995 $          20,318 $         532,318 $          98,060 $         282,307
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.30 $           14.32 $           15.27 $           22.23 $           14.78 $           13.36
                        ================= ================= ================= ================= ================= =================
    Highest             $           21.38 $           14.32 $           15.27 $           22.23 $           14.78 $           16.26
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable          Franklin
                            Insurance         Insurance         Insurance         Insurance         Insurance         Templeton
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund      Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                        VIP
                               VIP                                                   VIP               VIP             Global
                               Mid               VIP               VIP              Real              Value            Income
                               Cap          Money Market        Overseas           Estate          Strategies        Securities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          31,856 $         254,542 $         244,219 $          20,628 $           5,119 $          24,246
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          31,856 $         254,542 $         244,219 $          20,628 $           5,119 $          24,246
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          31,856 $         254,542 $         244,219 $          20,628 $           5,119 $          24,246
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          31,856 $         254,542 $         244,219 $          20,628 $           5,119 $          24,246
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      875           254,542            11,832             1,262               356             1,266
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          28,191 $         254,542 $         199,756 $          19,045 $           3,676 $          24,007
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           16.01 $           10.30 $           21.56 $           12.54 $           15.61 $           16.12
                        ================= ================= ================= ================= ================= =================
    Highest             $           16.01 $           14.64 $           21.56 $           12.54 $           15.61 $           16.12
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin          Franklin          Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton         Templeton         Templeton         Templeton
                           Investments       Investments       Investments       Investments       Investments       Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VIP                             VIP Mutual           VIP                VIP               VIP
                              High               VIP             Global            Mutual             Small           Small-Mid
                             Income            Income           Discovery          Shares           Cap Value        Cap Growth
                           Securities        Securities        Securities        Securities        Securities        Securities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          16,518 $          10,804 $           1,962 $           3,347 $          29,087 $          11,970
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          16,518 $          10,804 $           1,962 $           3,347 $          29,087 $          11,970
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          16,518 $          10,804 $           1,962 $           3,347 $          29,087 $          11,970
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          16,518 $          10,804 $           1,962 $           3,347 $          29,087 $          11,970
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,353               654                84               153             1,185               422
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          15,912 $           9,961 $           1,764 $           2,519 $          19,669 $           8,823
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           16.08 $           14.19 $           14.68 $           13.66 $           17.11 $           16.48
                        ================= ================= ================= ================= ================= =================
    Highest             $           16.08 $           14.19 $           14.68 $           13.66 $           17.11 $           16.48
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin
                            Templeton         Templeton
                           Investments       Investments      Ibbotson Fund     Ibbotson Fund     Ibbotson Fund     Ibbotson Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VIP                             Aggressive         Balanced        Conservative         Growth
                            Strategic            VIP             Growth              ETF               ETF               ETF
                             Income             U.S.            ETF Asset           Asset             Asset             Asset
                           Securities        Government        Allocation        Allocation        Allocation        Allocation
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $           7,117 $          15,897 $         117,622 $         183,305 $          25,529 $         214,259
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $           7,117 $          15,897 $         117,622 $         183,305 $          25,529 $         214,259
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $           7,117 $          15,897 $         117,622 $         183,305 $          25,529 $         214,259
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $           7,117 $          15,897 $         117,622 $         183,305 $          25,529 $         214,259
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      563             1,231            10,246            16,396             2,271            19,639
                        ================= ================= ================= ================= ================= =================
Cost of investments     $           7,137 $          16,642 $         100,861 $         170,682 $          25,549 $         182,701
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.64 $           12.17 $           12.49 $           12.71 $           12.11 $           12.70
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.64 $           12.17 $           19.34 $           16.76 $           13.09 $           18.47
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                               Invesco           Invesco           Invesco           Invesco           Invesco
                          Ibbotson Fund         Funds             Funds             Funds             Funds             Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Income and                                                                                Invesco V.I.
                             Growth         Invesco V.I.      Invesco V.I.                         Invesco V.I.       Growth and
                            ETF Asset         American          American         Invesco V.I.      Government        Income Fund
                           Allocation         Franchise           Value          Core Equity       Securities        - Series I
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          49,659 $         214,181 $           3,759 $          20,099 $          38,053 $         213,183
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          49,659 $         214,181 $           3,759 $          20,099 $          38,053 $         213,183
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          49,659 $         214,181 $           3,759 $          20,099 $          38,052 $         213,183
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          49,659 $         214,181 $           3,759 $          20,099 $          38,053 $         213,183
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    4,556             4,230               189               523             3,269             8,109
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          47,622 $         158,820 $           2,742 $          13,530 $          39,065 $         149,568
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           12.44 $           13.66 $           16.47 $           17.05 $           10.66 $           14.82
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.81 $           13.66 $           16.47 $           17.05 $           10.66 $           29.17
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Invesco
                             Invesco           Invesco           Invesco            Funds          Janus Aspen       Janus Aspen
                              Funds             Funds             Funds          (Class II)          Series            Series
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                             Invesco V.I.                        Invesco V.I.
                          Invesco V.I.         Mid Cap        Invesco V.I.         Mid Cap
                           High Yield        Core Equity    Value Opportunity      Growth           Balanced         Enterprise
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          24,591 $          95,896 $          78,297 $         224,533 $          12,195 $          16,101
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          24,591 $          95,896 $          78,297 $         224,533 $          12,195 $          16,101
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          24,591 $          95,896 $          78,297 $         224,533 $          12,195 $          16,101
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          24,591 $          95,896 $          78,297 $         224,533 $          12,195 $          16,101
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    4,314             6,338             8,365            42,126               403               273
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          22,783 $          77,924 $          62,877 $         131,596 $          11,117 $          11,207
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           12.08 $           20.39 $           15.51 $           22.56 $           15.78 $           15.50
                        ================= ================= ================= ================= ================= =================
    Highest             $           12.08 $           20.39 $           15.51 $           22.56 $           15.78 $           15.50
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    Janus Aspen
                           Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen         Series
                             Series            Series            Series            Series            Series       (Service Shares)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                     Mid
                            Flexible            Forty            Global              Cap                               Balanced
                              Bond            Portfolio        Technology           Value           Overseas      (Service Shares)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          15,492 $          69,164 $          11,654 $           5,497 $          25,353 $         265,744
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          15,492 $          69,164 $          11,654 $           5,497 $          25,353 $         265,744
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          15,492 $          69,164 $          11,654 $           5,497 $          25,353 $         265,744
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          15,492 $          69,164 $          11,654 $           5,497 $          25,353 $         265,744
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    1,311             1,297             1,421               285               603             8,378
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          16,426 $          44,436 $           7,755 $           4,615 $          25,399 $         233,298
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.57 $           12.94 $           17.37 $           15.01 $            9.30 $           25.99
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.57 $           25.78 $           17.37 $           15.01 $            9.30 $           25.99
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Legg Mason         Legg Mason
                                                                                                    Partners           Partners
                           Janus Aspen       Janus Aspen       Janus Aspen         Lazard           Variable           Variable
                             Series            Series            Series          Retirement       Portfolios I,     Portfolios I,
                        (Service Shares)  (Service Shares)  (Service Shares)    Series, Inc.          Inc.               Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account        Sub-Account
                        ----------------- ----------------- ----------------- ----------------- -----------------  -----------------
                                                                                                    Legg Mason         Legg Mason
                                                                                                    ClearBridge       ClearBridge
                                               Mid Cap                             Emerging          Variable          Variable
                         Global Research        Value           Overseas            Markets     Fundamental All Cap    Large Cap
                        (Service Shares)  (Service Shares)  (Service Shares)        Equity         Value Class I      Value Class I
                        ----------------- ----------------- ----------------- ----------------- ------------------ -----------------
ASSETS
Investments, at fair
  value                 $          33,591 $         123,575 $          80,310 $          27,631 $          105,179 $          24,616
                        ----------------- ----------------- ----------------- ----------------- ------------------ -----------------
    Total assets        $          33,591 $         123,575 $          80,310 $          27,631 $          105,179 $          24,616
                        ================= ================= ================= ================= ================== =================
NET ASSETS
Accumulation units      $          33,591 $         123,575 $          80,310 $          27,631 $          105,179 $          24,616
                        ----------------- ----------------- ----------------- ----------------- ------------------ -----------------
    Total net assets    $          33,591 $         123,575 $          80,310 $          27,631 $          105,179 $          24,616
                        ================= ================= ================= ================= ================== =================
FUND SHARE INFORMATION
Number of shares                      875             6,511             1,963             1,285              4,216             1,285
                        ================= ================= ================= ================= ================== =================
Cost of investments     $          23,901 $          96,473 $          82,847 $          25,234 $           85,607 $          18,659
                        ================= ================= ================= ================= ================== =================
ACCUMULATION UNIT VALUE
    Lowest              $           22.15 $           23.19 $            9.22 $           54.46 $            13.09 $           20.53
                        ================= ================= ================= ================= ================== =================
    Highest             $           22.15 $           23.19 $            9.22 $           54.46 $            13.09 $           20.53
                        ================= ================= ================= ================= ================== =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                           Legg Mason
                            Partners        MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable
                            Variable          Insurance         Insurance         Insurance         Insurance         Insurance
                        Portfolios I, Inc.      Trust             Trust             Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Legg Mason
                         Western Assets                       MFS Investors
                         Variable Global      MFS High           Growth         MFS Investors        MFS New          MFS Total
                         High Yield Bond   Yield Portfolio       Stock             Trust           Discovery           Return
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         108,071 $          66,243 $          43,849 $          12,162 $         324,146 $          83,835
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         108,071 $          66,243 $          43,849 $          12,162 $         324,146 $          83,835
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         108,071 $          66,243 $          43,849 $          12,162 $         324,146 $          83,835
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         108,071 $          66,243 $          43,849 $          12,162 $         324,146 $          83,835
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   13,309            10,548             2,862               406            14,687             3,577
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         107,552 $          65,226 $          30,404 $           8,102 $         191,834 $          68,309
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           20.06 $           10.40 $           20.90 $           21.03 $           45.51 $           25.62
                        ================= ================= ================= ================= ================= =================
    Highest             $           20.06 $           10.40 $           20.90 $           21.03 $           45.51 $           25.62
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                          MFS Variable      MFS Variable       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance         Insurance         Variable          Variable          Variable          Variable
                              Trust             Trust         Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                  Oppenheimer      Oppenheimer
                                                               Oppenheimer          Core            Discovery        Oppenheimer
                          MFS Utilities       MFS Value      Capital Income         Bond          MidCap Growth     Equity Income
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          70,434 $          77,021 $           7,481 $           2,504 $         113,572 $           9,907
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          70,434 $          77,021 $           7,481 $           2,504 $         113,572 $           9,907
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          70,434 $          77,021 $           7,481 $           2,504 $         113,572 $           9,906
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          70,434 $          77,021 $           7,481 $           2,504 $         113,572 $           9,907
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,209             3,995               541               320             1,524               851
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          54,513 $          51,836 $           6,449 $           2,490 $          68,714 $           7,398
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           49.21 $           22.89 $           10.27 $            8.87 $           17.88 $           16.02
                        ================= ================= ================= ================= ================= =================
    Highest             $           49.21 $           22.89 $           10.27 $            8.87 $           17.88 $           16.02
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                           Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Variable          Variable          Variable      Variable Account   Panorama Series   PIMCO Variable
                          Account Funds     Account Funds     Account Funds      Funds (SS)        Fund, Inc.      Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                             Oppenheimer       Oppenheimer
                                               Global          Main Street                         Oppenheimer
                           Oppenheimer        Strategic           Small          Oppenheimer      International
                             Global            Income              Cap           Global (SS)         Growth         Foreign Bond
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $           5,640 $           4,024 $         604,805 $         360,308 $         162,816 $          45,629
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $           5,640 $           4,024 $         604,805 $         360,308 $         162,816 $          45,629
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $           5,640 $           4,024 $         604,805 $         360,308 $         162,816 $          45,629
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $           5,640 $           4,024 $         604,805 $         360,308 $         162,816 $          45,629
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      138               748            21,756             8,903            63,352             4,540
                        ================= ================= ================= ================= ================= =================
Cost of investments     $           4,232 $           4,035 $         355,866 $         254,894 $         100,277 $          46,239
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.32 $           12.99 $           17.89 $           22.53 $           13.60 $           18.65
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.32 $           12.99 $           39.14 $           22.53 $           44.80 $           18.65
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                         PIMCO Variable    PIMCO Variable    PIMCO Variable    Putnam Variable   Putnam Variable        Rydex
                         Insurance Trust   Insurance Trust   Insurance Trust  Trust (Class IA)  Trust (Class IA)   Variable Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                      Guggenheim
                                                                                                 VT International       VT U.S.
                                                PIMCO             PIMCO         VT High Yield      Value Fund        Long Short
                          Money Market       Real Return      Total Return       (Class IA)        (Class IA)        Equity Fund
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         124,894 $         101,380 $         174,241 $          62,842 $          92,505 $          32,170
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         124,894 $         101,380 $         174,241 $          62,842 $          92,505 $          32,170
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         124,894 $         101,380 $         174,241 $          62,842 $          92,505 $          32,170
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         124,894 $         101,380 $         174,241 $          62,842 $          92,505 $          32,170
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                  124,894             8,046            15,869             8,814             8,274             2,193
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         124,894 $         105,471 $         172,503 $          58,557 $          69,414 $          26,102
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           11.74 $           16.06 $           19.50 $           26.45 $           27.06 $           22.64
                        ================= ================= ================= ================= ================= =================
    Highest             $           11.74 $           16.06 $           19.50 $           26.45 $           27.06 $           22.64
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price     T. Rowe Price          The               The               The               The
                             Equity            Equity             Alger             Alger             Alger             Alger
                          Series, Inc.      Series, Inc.       Portfolios        Portfolios        Portfolios        Portfolios
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                     Alger             Alger            Alger
                          T. Rowe Price                           Alger            Capital          Large Cap          MidCap
                            Blue Chip       T. Rowe Price       Balanced        Appreciation         Growth            Growth
                             Growth         Equity Income       Class I-2         Class I-2         Class I-2         Class I-2
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         198,961 $         409,846 $           1,280 $         220,912 $         239,415 $         318,699
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         198,961 $         409,846 $           1,280 $         220,912 $         239,415 $         318,699
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         198,961 $         409,846 $           1,280 $         220,912 $         239,415 $         318,699
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         198,961 $         409,846 $           1,280 $         220,912 $         239,415 $         318,699
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   10,483            14,406                95             3,009             3,813            17,368
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         107,182 $         293,199 $           1,148 $         146,119 $         154,328 $         242,269
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           23.03 $           28.71 $           12.42 $           16.78 $           14.42 $           12.61
                        ================= ================= ================= ================= ================= =================
    Highest             $           23.03 $           28.71 $           12.42 $           38.32 $           21.66 $           32.07
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Van Eck           Van Eck           Van Eck
                          The Universal     The Universal     The Universal       Worldwide         Worldwide         Worldwide
                          Institutional     Institutional     Institutional       Insurance         Insurance         Insurance
                           Funds, Inc.       Funds, Inc.       Funds, Inc.          Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                         Morgan Stanley    Morgan Stanley    Morgan Stanley        Van Eck                             Van Eck
                          UIF Emerging           UIF            UIF U.S.          Worldwide          Van Eck          Worldwide
                             Markets           Growth          Real Estate        Emerging          Worldwide       Multi-Manager
                             Class I           Class I           Class I           Markets         Hard Assets      Alternatives
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          11,042 $          60,866 $          95,174 $         123,900 $          68,747 $          15,974
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          11,042 $          60,866 $          95,174 $         123,900 $          68,747 $          15,974
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          11,042 $          60,866 $          95,174 $         123,900 $          68,747 $          15,974
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          11,042 $          60,866 $          95,174 $         123,900 $          68,747 $          15,974
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      752             1,962             6,047             8,315             2,190             1,546
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          10,143 $          35,576 $          83,076 $          96,963 $          64,443 $          15,215
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $            9.04 $           17.54 $           33.28 $           33.19 $           36.29 $           12.16
                        ================= ================= ================= ================= ================= =================
    Highest             $            9.04 $           27.18 $           33.28 $           33.19 $           36.29 $           12.16
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  DWS Investments
                        AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein     Variable
                              Fund              Fund              Fund              Fund              Fund         Insurance Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VPS               VPS               VPS               VPS               VPS             DWS VIP
                           Growth and       International     International      Small Cap        Small/Mid Cap      Equity 500
                        Income Class A     Growth Class A     Value Class A     Growth Class A    Value Class A        Index A
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $              93 $             150 $             639 $               - $               6 $           2,041
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                    93               150               639                 -                 6             2,041
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
    (LOSSES) ON
    INVESTMENTS
Realized gains
  (losses) on fund
  shares:
    Proceeds from
      sales                           610             1,990               572             2,017               463            15,800
    Cost of
      investments sold                452             1,856               552             1,519               379            11,784
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   158               134                20               498                84             4,016
Realized gain
  distributions                         -                 -                 -             2,200                59             2,424
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        158               134                20             2,698               143             6,440
Change in unrealized
  gains (losses)                    1,900             1,607             1,406             2,411               173            23,365
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                   2,058             1,741             1,426             5,109               316            29,805
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           2,151 $           1,891 $           2,065 $           5,109 $             322 $          31,846
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Fidelity          Fidelity          Fidelity          Fidelity
                         DWS Investments                        Variable          Variable          Variable          Variable
                            Variable        DWS Variable        Insurance         Insurance         Insurance         Insurance
                         Insurance Trust      Series II       Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                               DWS VIP                                                 VIP
                             DWS VIP        Global Income       VIP Asset                            Emerging             VIP
                        Small Cap Index A     Builder A          Manager       VIP Contrafund        Markets        Equity-Income
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             955 $           1,210 $           1,152 $           8,834 $              21 $          14,503
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   955             1,210             1,152             8,834                21            14,503
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            10,945             8,640             6,475            57,583             1,459            69,458
    Cost of investments
    sold                            8,575             7,227             5,687            42,951             1,477            58,696
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on fund
        shares                      2,370             1,413               788            14,632               (18)           10,762
Realized gain
  distributions                     2,295                 -               179               235                 3            38,391
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      4,665             1,413               967            14,867               (15)           49,153
Change in unrealized
  gains (losses)                   13,675             6,357             8,296           193,675                75            78,895
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                  18,340             7,770             9,263           208,542                60           128,048
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          19,295 $           8,980 $          10,415 $         217,376 $              81 $         142,551
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                 VIP               VIP                                 VIP
                                               Growth             High                             Index 500 -     VIP Investment
                           VIP Growth         & Income           Income         VIP Index 500     Service Class      Grade Bond
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           1,750 $             416 $           1,155 $          12,781 $           2,020 $           6,521
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 1,750               416             1,155            12,781             2,020             6,521
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            60,594             2,689             1,498            88,510            10,885            23,137
    Cost of investments
    sold                           42,754             1,991             1,451            67,505             8,727            23,032
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses)
        on fund shares             17,840               698                47            21,005             2,158               105
Realized gain
  distributions                       417                 -                 -             6,592               946             3,345
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                     18,257               698                47            27,597             3,104             3,450
Change in unrealized
  gains (losses)                  163,274             4,913              (179)          147,900            22,841           (14,792)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                 181,531             5,611              (132)          175,497            25,945           (11,342)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $         183,281 $           6,027 $           1,023 $         188,278 $          27,965 $          (4,821)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable          Franklin
                            Insurance         Insurance         Insurance         Insurance         Insurance         Templeton
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund      Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                        VIP
                               VIP                                                   VIP               VIP             Global
                               Mid               VIP                                Real              Value            Income
                               Cap           Money Market      VIP Overseas         Estate          Strategies        Securities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             145 $              76 $           3,023 $             376 $              43 $           1,089
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   145                76             3,023               376                43             1,089
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             3,089            56,608            22,060             1,998             2,769             2,091
    Cost of investments
      sold                          2,729            56,608            20,634             1,587             2,103             2,062
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on fund
        shares                        360                 -             1,426               411               666                29
Realized gain
  distributions                     3,585                 -               829               942                 -               270
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      3,945                 -             2,255             1,353               666               299
Change in unrealized
  gains (losses)                    3,647                 -            52,014            (1,474)              677              (951)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                   7,592                 -            54,269              (121)            1,343              (652)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           7,737 $              76 $          57,292 $             255 $           1,386 $             437
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin          Franklin          Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton         Templeton         Templeton         Templeton
                           Investments       Investments       Investments       Investments       Investments       Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VIP                             VIP Mutual            VIP               VIP               VIP
                              High               VIP             Global            Mutual             Small           Small-Mid
                             Income            Income           Discovery          Shares           Cap Value        Cap Growth
                           Securities        Securities        Securities        Securities        Securities        Securities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           1,119 $             527 $              48 $              67 $             392 $               -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 1,119               527                48                67               392                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             2,058               255               508               277             5,028             1,236
    Cost of investments
      sold                          2,058               236               463               222             3,733               966
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on fund
         shares                         -                19                45                55             1,295               270
Realized gain
  distributions                         -                 -               179                 -               434               606
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                          -                19               224                55             1,729               876
Change in unrealized
  gains (losses)                        5               570               177               574             5,706             2,326
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                       5               589               401               629             7,435             3,202
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           1,124 $           1,116 $             449 $             696 $           7,827 $           3,202
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin
                            Templeton         Templeton
                           Investments       Investments      Ibbotson Fund     Ibbotson Fund     Ibbotson Fund     Ibbotson Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VIP                             Aggressive         Balanced        Conservative         Growth
                            Strategic            VIP             Growth              ETF               ETF               ETF
                             Income             U.S.            ETF Asset           Asset             Asset             Asset
                           Securities        Government        Allocation        Allocation        Allocation        Allocation
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             289 $             460 $           1,395 $           2,791 $             380 $           2,789
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   289               460             1,395             2,791               380             2,789
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales               414               590            42,492            15,130             3,801            16,556
    Cost of investments
      sold                            415               605            36,273            14,113             3,735            14,461
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on fund
          shares                       (1)              (15)            6,219             1,017                66             2,095
Realized gain
  distributions                        60                 -               813               938               303               257
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
     (losses)                          59               (15)            7,032             1,955               369             2,352
Change in unrealized
  gains (losses)                     (170)             (761)            9,543            10,107              (151)           23,306
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                    (111)             (776)           16,575            12,062               218            25,658
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             178 $            (316)$          17,970 $          14,853 $             598 $          28,447
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                               Invesco           Invesco           Invesco           Invesco           Invesco
                          Ibbotson Fund         Funds             Funds             Funds             Funds             Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Income and                                                                               Invesco V.I.
                             Growth         Invesco V.I.      Invesco V.I.                        Invesco V.I.       Growth and
                            ETF Asset         American          American        Invesco V.I.       Government        Income Fund
                           Allocation       Franchise (b)       Value (c)        Core Equity       Securities      - Series I (d)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             824 $             823 $              22 $             250 $           1,325 $           2,852
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   824               823                22               250             1,325             2,852
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             8,873            34,480               664               948             3,164            14,255
    Cost of investments
      sold                          8,511            30,236               518               686             3,118            10,779
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on fund
        shares                        362             4,244               146               262                46             3,476
Realized gain
  distributions                       450                 -                 -                 -                 -             1,686
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        812             4,244               146               262                46             5,162
Change in unrealized
  gains (losses)                    1,392            59,059               711             3,898            (2,352)           45,955
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                   2,204            63,303               857             4,160            (2,306)           51,117
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           3,028 $          64,126 $             879 $           4,410 $            (981)$          53,969
                        ================= ================= ================= ================= ================= =================

(b) Previously known as Invesco VK V.I. American Franchise
(c) Previously known as Invesco VK V.I. American Value
(d) Previously known as Invesco LIT Growth and Income

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Invesco
                         Invesco           Invesco             Invesco              Funds          Janus Aspen       Janus Aspen
                          Funds             Funds               Funds            (Class II)          Series            Series
                       Sub-Account       Sub-Account         Sub-Account         Sub-Account       Sub-Account       Sub-Account
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
                                        Invesco V.I.                            Invesco V.I.
                      Invesco V.I.         Mid Cap           Invesco V.I.         Mid Cap
                       High Yield        Core Equity    Value Opportunity (e)    Growth (f)         Balanced         Enterprise
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
NET INVESTMENT
  INCOME (LOSS)
Dividends           $           1,180 $             614 $               1,013 $             432 $             169 $              68
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)             1,180               614                 1,013               432               169                68
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains
  (losses) on fund
  shares:
    Proceeds from
      sales                     1,236             4,140                 6,642             2,758             5,975               775
    Cost of
      investments
      sold                      1,135             3,425                 5,922             1,883             5,759               600
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares               101               715                   720               875               216               175
Realized gain
  distributions                     -             6,195                     -                 -               622                 -
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
    Net realized
      gains (losses)              101             6,910                   720               875               838               175
Change in unrealized
  gains (losses)                  308            13,574                18,056            58,305             1,106             3,407
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
    Net realized and
    unrealized gains
    (losses) on
    investments                   409            20,484                18,776            59,180             1,944             3,582
                    ----------------- ----------------- --------------------- ----------------- ----------------- -----------------
INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS   $           1,589 $          21,098 $              19,789 $          59,612 $           2,113 $           3,650
                    ================= ================= ===================== ================= ================= =================

(e) Previously known as Invesco VK V.I. Value Opportunity
(f) Previously known as Invesco LIT Mid Cap Growth (Class II)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Janus Aspen
                           Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen         Series
                             Series            Series            Series            Series            Series        (Service Shares)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                     Mid
                           Flexible             Forty            Global              Cap                             Balanced
                              Bond            Portfolio        Technology           Value           Overseas      (Service Shares)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             387 $             420 $               - $              58 $             687 $           3,257
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   387               420                 -                58               687             3,257
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             1,783             5,014               589               152             1,283            15,432
    Cost of investments
      sold                          1,906             3,688               446               135             1,319            14,109
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                  (123)            1,326               143                17               (36)            1,323
Realized gain
  distributions                       590                 -                 -                86                 -            13,121
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        467             1,326               143               103               (36)           14,444
Change in unrealized
  gains (losses)                     (906)           14,498             2,836               823             2,501            25,944
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
    unrealized gains
    (losses) on
    investments                      (439)           15,824             2,979               926             2,465            40,388
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             (52)$          16,244 $           2,979 $             984 $           3,152 $          43,645
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Legg Mason           Legg Mason
                          Janus Aspen        Janus Aspen      Janus Aspen       Lazard          Partners             Partners
                             Series             Series           Series       Retirement        Variable             Variable
                        (Service Shares)   (Service Shares) (Service Shares) Series, Inc.  Portfolios I, Inc.   Portfolios I, Inc.
                          Sub-Account        Sub-Account      Sub-Account    Sub-Account      Sub-Account          Sub-Account
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
                                                                                               Legg Mason           Legg Mason
                                               Mid Cap                         Emerging   ClearBridge Variable ClearBridge Variable
                        Global Research         Value           Overseas       Markets    Fundamental All Cap       Large Cap
                      (Service Shares) (g) (Service Shares) (Service Shares)    Equity       Value Class I        Value Class I
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
NET INVESTMENT
  INCOME (LOSS)
Dividends             $                331 $          1,267 $          2,473 $        384 $              1,340 $                369
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
    Net investment
      income (loss)                    331            1,267            2,473          384                1,340                  369
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains
  (losses) on fund
  shares:
    Proceeds from
      sales                          3,864            7,605           20,395        4,554               10,805                1,117
    Cost of
      investments sold               3,080            6,310           22,653        4,090                8,698                  915
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
      Realized gains
        (losses) on
        fund shares                    784            1,295           (2,258)         464                2,107                  202
Realized gain
  distributions                          -            2,191                -          160                7,044                1,097
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
    Net realized
      gains (losses)                   784            3,486           (2,258)         624                9,151                1,299
Change in unrealized
  gains (losses)                     6,359           20,393           10,613       (1,349)              15,600                4,259
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
    Net realized and
      unrealized gains
      (losses) on
      investments                    7,143           23,879            8,355         (725)              24,751                5,558
                      -------------------- ---------------- ---------------- ------------ -------------------- --------------------
INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS     $              7,474 $         25,146 $         10,828 $       (341)$             26,091 $              5,927
                      ==================== ================ ================ ============ ==================== ====================

(g) Previously known as Worldwide (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                               Legg Mason
                                Partners          MFS Variable    MFS Variable        MFS Variable    MFS Variable    MFS Variable
                                Variable            Insurance       Insurance           Insurance       Insurance       Insurance
                           Portfolios I, Inc.         Trust           Trust               Trust           Trust           Trust
                               Sub-Account         Sub-Account     Sub-Account         Sub-Account     Sub-Account     Sub-Account
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
                               Legg Mason
                         Western Assets Variable                                      MFS Investors
                                 Global             MFS High          MFS High            Growth      MFS Investors      MFS New
                             High Yield Bond       Income (h)    Yield Portfolio (i)      Stock           Trust         Discovery
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
NET INVESTMENT
  INCOME (LOSS)
Dividends                $                 6,358 $         8,570 $             1,554 $           235 $           121 $             -
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
    Net investment
      income (loss)                        6,358           8,570               1,554             235             121               -
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains
  (losses) on fund
  shares:
    Proceeds from
    sales                                  9,818          87,124               3,252           2,467           1,079          30,613
    Cost of
      investments
      sold                                 9,465          90,003               3,273           1,887             774          20,706
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
      Realized gains
        (losses) on
        fund shares                          353          (2,879)                (21)            580             305           9,907
Realized gain
  distributions                                -               -                   -           1,178               -           2,361
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
    Net realized
      gains (losses)                         353          (2,879)                (21)          1,758             305          12,268
Change in unrealized
  gains (losses)                            (463)         (4,031)              1,016           7,942           2,539          86,844
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
    Net realized and
      unrealized
      gains (losses)
      on investments                        (110)         (6,910)                995           9,700           2,844          99,112
                         ----------------------- --------------- ------------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS             $                 6,248 $         1,660 $             2,549 $         9,935 $         2,965 $        99,112
                         ======================= =============== =================== =============== =============== ===============

(h) For the period beginning January 1 2013, and ended August 16, 2013
(i) For the period beginning August 16 2013, and ended December 31, 2013

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                          MFS Variable      MFS Variable      MFS Variable       Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance         Insurance         Insurance         Variable          Variable          Variable
                              Trust             Trust             Trust         Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                   Oppenheimer       Oppenheimer
                            MFS Total                                            Oppenheimer          Core            Discovery
                             Return         MFS Utilities       MFS Value     Capital Income (j)      Bond        MidCap Growth (k)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           1,387 $           1,582 $           1,058 $             171 $             109 $              12
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 1,387             1,582             1,058               171               109                12
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains
  (losses) on fund
  shares:
    Proceeds from
      sales                        14,141             9,674            27,834             2,473               447             8,696

    Cost of investments
      sold                         12,038             7,685            19,504             2,168               433             5,926
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on fund
        shares                      2,103             1,989             8,330               305                14             2,770
Realized gain
  distributions                         -             1,263               274                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      2,103             3,252             8,604               305                14             2,770
Change in unrealized
  gains (losses)                   10,170             7,652            15,914               398              (122)           27,579
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      unrealized gains
      (losses) on
      investments                  12,273            10,904            24,518               703              (108)           30,349
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          13,660 $          12,486 $          25,576 $             874 $               1 $          30,361
                        ================= ================= ================= ================= ================= =================

(j) Previously known as Oppenheimer Balanced
(k) Previously known as Oppenheimer Small & MidCap Growth Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                           Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Variable          Variable          Variable          Variable      Variable Account   Panorama Series
                          Account Funds     Account Funds     Account Funds     Account Funds      Funds (SS)        Fund, Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                               Oppenheimer       Oppenheimer
                                                                 Global          Main Street                         Oppenheimer
                           Oppenheimer       Oppenheimer        Strategic           Small          Oppenheimer      International
                        Equity Income (l)    Global (m)          Income            Cap (n)       Global (SS) (o)       Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             126 $              60 $             209 $           4,755 $           3,929 $           1,904
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   126                60               209             4,755             3,929             1,904
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             2,839               515               786            44,792            51,000             8,803
    Cost of investments
      sold                          2,230               418               771            29,859            38,974             6,214
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   609                97                15            14,933            12,026             2,589
Realized gain
  distributions                         -                 -                 -             6,260                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        609                97                15            21,193            12,026             2,589
Change in unrealized
  gains (losses)                    1,561               953              (233)          150,957            63,025            28,569
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
    unrealized gains
    (losses) on
    investments                     2,170             1,050              (218)          172,150            75,051            31,158
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           2,296 $           1,110 $              (9)$         176,905 $          78,980 $          33,062
                        ================= ================= ================= ================= ================= =================

(l) Previously known as Oppenheimer Value
(m) Previously known as Oppenheimer Global Securities
(n) Previously known as Oppenheimer Main Street Small & Mid Cap
(o) Previously known as Oppenheimer Global Securities (SS)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                         PIMCO Variable    PIMCO Variable    PIMCO Variable    PIMCO Variable    Putnam Variable   Putnam Variable
                         Insurance Trust   Insurance Trust   Insurance Trust   Insurance Trust  Trust (Class IA)  Trust (Class IA)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                   VT International
                                                                  PIMCO             PIMCO         VT High Yield      Value Fund
                          Foreign Bond      Money Market       Real Return      Total Return       (Class IA)        (Class IA)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             927 $              78 $           1,837 $           3,781 $           4,500 $           2,273
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   927                78             1,837             3,781             4,500             2,273
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            11,986            29,532             4,854            12,559             9,599             6,209
    Cost of investments
      sold                         11,517            29,532             4,724            12,089             9,235             5,253
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   469                 -               130               470               364               956
Realized gain
  distributions                     2,573                 -               812             1,508                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      3,042                 -               942             1,978               364               956
Change in unrealized
  gains (losses)                   (3,871)                -           (12,098)           (9,068)               24            13,984
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
    unrealized gains
    (losses) on
    investments                      (829)                -           (11,156)           (7,090)              388            14,940
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $              98 $              78 $          (9,319)$          (3,309)$           4,888 $          17,213
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                           T. Rowe Price     T. Rowe Price           The               The               The
                              Rydex            Equity            Equity             Alger             Alger             Alger
                         Variable Trust     Series, Inc.      Series, Inc.       Portfolios        Portfolios        Portfolios
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Guggenheim                                                                 Alger             Alger
                             VT U.S.        T. Rowe Price                          Alger            Capital          Large Cap
                           Long Short         Blue Chip       T. Rowe Price       Balanced        Appreciation         Growth
                         Equity Fund (p)       Growth         Equity Income       Class I-2         Class I-2         Class I-2
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $               1 $              52 $           5,715 $              14 $             720 $           1,681
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                     1                52             5,715                14               720             1,681
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             1,375            10,959            26,750             1,028            26,207            28,499
    Cost of investments
      sold                          1,214             6,860            20,631               960            16,731            21,157
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   161             4,099             6,119                68             9,476             7,342
Realized gain
  distributions                         -                 -                 -                 -            22,484                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        161             4,099             6,119                68            31,960             7,342
Change in unrealized
  gains (losses)                    4,485            54,123            82,049                91            25,783            54,381
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
    unrealized gains
    (losses) on
    investments                     4,646            58,222            88,168               159            57,743            61,723
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           4,647 $          58,274 $          93,883 $             173 $          58,463 $          63,404
                        ================= ================= ================= ================= ================= =================

(p) Previously known as Guggenheim VT U.S. Long Short Momentum Fund


See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Van Eck           Van Eck
                               The          The Universal     The Universal     The Universal       Worldwide         Worldwide
                              Alger         Institutional     Institutional     Institutional       Insurance         Insurance
                           Portfolios        Funds, Inc.       Funds, Inc.       Funds, Inc.          Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                              Alger        Morgan Stanley    Morgan Stanley    Morgan Stanley        Van Eck
                             MidCap         UIF Emerging           UIF            UIF U.S.          Worldwide          Van Eck
                             Growth            Markets           Growth          Real Estate        Emerging          Worldwide
                            Class I-2          Class I           Class I           Class I           Markets         Hard Assets
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             948 $             115 $             226 $           1,073 $           1,648 $             443
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   948               115               226             1,073             1,648               443
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            35,511               242             5,214            10,688             4,567            14,948
    Cost of investments
      sold                         31,026               218             3,705             8,826             3,789            15,178
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                 4,485                24             1,509             1,862               778              (230)
Realized gain
  distributions                         -                 -             1,886                 -                 -             1,265
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      4,485                24             3,395             1,862               778             1,035
Change in unrealized
  gains (losses)                   81,022              (218)           15,999              (732)           10,570             5,092
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
    unrealized gains
    (losses) on
    investments                    85,507              (194)           19,394             1,130            11,348             6,127
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          86,455 $             (79)$          19,620 $           2,203 $          12,996 $           6,570
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
-----------------------------------------------------------------------------------------------------------------------------------

                             Van Eck
                            Worldwide
                            Insurance
                              Trust
                          Sub-Account
                        -----------------
                             Van Eck
                            Worldwide
                          Multi-Manager
                          Alternatives
                        -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $               -
                        -----------------
    Net investment
      income (loss)                     -
                        -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales               599
    Cost of investments
      sold                            597
                        -----------------
      Realized gains
        (losses) on
        fund shares                     2
Realized gain
  distributions                        81
                        -----------------
    Net realized gains
      (losses)                         83
Change in unrealized
  gains (losses)                      676
                        -----------------
    Net realized and
    unrealized gains
    (losses) on
    investments                       759
                        -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             759
                        =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                               AllianceBernstein             AllianceBernstein            AllianceBernstein
                                                      Fund                          Fund                         Fund
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                      VPS                           VPS                          VPS
                                                   Growth and                  International                International
                                                 Income Class A                Growth Class A               Value Class A
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $          93  $          86  $         150  $         189  $         639  $         120
Net realized gains (losses)                         158            191            134            (54)            20            (26)
Change in unrealized gains (losses)               1,900            531          1,607          1,546          1,406            843
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      2,151            808          1,891          1,681          2,065            937
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          3,232          3,111          4,848          5,496          2,406          2,247
Payments on termination                            (220)          (734)           (93)        (2,077)             -            (26)
Loans - net                                           -              -           (574)             -              -              -
Policy maintenance charge                        (1,795)        (1,635)        (2,263)        (2,257)          (639)          (523)
Transfers among the sub-accounts and with
  the Fixed Account - net                             -            (15)           458            438            (92)           852
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             1,217            727          2,376          1,600          1,675          2,550
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 3,368          1,535          4,267          3,281          3,740          3,487
NET ASSETS AT BEGINNING OF PERIOD                 5,688          4,153         12,283          9,002          7,706          4,219
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $       9,056  $       5,688  $      16,550  $      12,283  $      11,446  $       7,706
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          517            444          1,522          1,290          1,230            771
      Units issued                                  141            173            518            616            340            492
      Units redeemed                                (48)          (100)          (234)          (384)           (85)           (33)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                610            517          1,806          1,522          1,485          1,230
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           DWS Investments
                                               AllianceBernstein             AllianceBernstein                 Variable
                                                      Fund                          Fund                   Insurance Trust
                                                   Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                              VPS Small/Mid
                                                 VPS Small Cap                   Cap Value                  DWS VIP Equity
                                                 Growth Class A                   Class A                    500 Index A
                                          ----------------------------  ---------------------------- ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $           -  $           -  $           6  $           4  $       2,041  $       1,923
Net realized gains (losses)                       2,698            619            143             46          6,440          4,817
Change in unrealized gains (losses)               2,411            616            173             75         23,365          9,212
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      5,109          1,235            322            125         31,846         15,952
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          3,315          2,572            834            485         15,550         17,533
Payments on termination                            (347)          (166)          (229)             -         (8,810)       (19,004)
Loans - net                                           -              -              -              -         (3,286)       (10,600)
Policy maintenance charge                        (2,088)        (1,775)          (502)          (342)        (8,167)        (8,561)
Transfers among the sub-accounts and with
  the Fixed Account - net                           590            304              2             36         (1,018)          (302)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             1,470            935            105            179         (5,731)       (20,934)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 6,579          2,170            427            304         26,115         (4,982)
NET ASSETS AT BEGINNING OF PERIOD                10,275          8,105            841            537        101,583        106,565
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      16,854  $      10,275  $       1,268  $         841  $     127,698  $     101,583
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          723            657             69             52          4,950          6,007
      Units issued                                  207            146             37             37            429            558
      Units redeemed                               (116)           (80)           (32)           (20)          (662)        (1,615)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                814            723             74             69          4,717          4,950
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Fidelity
                                                DWS Investments                                               Variable
                                                    Variable                    DWS Variable                  Insurance
                                                Insurance Trust                  Series II                  Products Fund
                                                   Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                 DWS VIP
                                                 DWS VIP Small                 Global Income                  VIP Asset
                                                  Cap Index A                    Builder A                     Manager
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         955  $         458  $       1,210  $         839  $       1,152  $       1,001
Net realized gains (losses)                       4,665            298          1,413            389            967            708
Change in unrealized gains (losses)              13,675          6,089          6,357          5,261          8,296          5,420
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     19,295          6,845          8,980          6,489         10,415          7,129
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          5,712          6,580          8,158          8,858         11,343         12,277
Payments on termination                          (6,497)          (600)        (5,557)        (2,399)        (2,283)        (2,067)
Loans - net                                        (290)           (43)        (1,700)            22         (3,317)          (755)
Policy maintenance charge                        (5,626)        (5,489)        (5,465)        (6,456)        (5,614)        (6,479)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (1,208)         8,469            320            110            259             66
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            (7,909)         8,917         (4,244)           135            388          3,042
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                11,386         15,762          4,736          6,624         10,803         10,171
NET ASSETS AT BEGINNING OF PERIOD                54,952         39,190         56,022         49,398         66,281         56,110
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      66,338  $      54,952  $      60,758  $      56,022  $      77,084  $      66,281
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        2,117          1,754          4,080          4,065          3,534          3,365
      Units issued                                  100            489            299            325            342            390
      Units redeemed                               (374)          (126)          (584)          (310)          (324)          (221)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              1,843          2,117          3,795          4,080          3,552          3,534
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Fidelity                      Fidelity                     Fidelity
                                                    Variable                      Variable                     Variable
                                                   Insurance                     Insurance                    Insurance
                                                 Products Fund                 Products Fund                Products Fund
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ---------------------------- ----------------------------
                                                                                VIP Emerging                     VIP
                                                 VIP Contrafund                   Markets                   Equity-Income
                                          ----------------------------  ---------------------------- ----------------------------
                                               2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       8,834  $       9,023  $          21  $          32  $      14,503  $      15,323
Net realized gains (losses)                      14,867          7,100            (15)           (79)        49,153         32,188
Change in unrealized gains (losses)             193,675         81,072             75            450         78,895         29,142
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                    217,376         97,195             81            403        142,551         76,653
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                        102,259        112,458          1,670          1,675         90,082        101,252
Payments on termination                         (36,422)       (44,517)        (1,252)          (687)       (24,183)       (58,913)
Loans - net                                      (4,136)        (3,946)             -              -        (42,032)        (2,829)
Policy maintenance charge                       (54,363)       (56,431)          (867)          (927)       (46,963)       (49,461)
Transfers among the sub-accounts and with
  the Fixed Account - net                            61        (19,984)           262            182           (665)        (2,181)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             7,399        (12,420)          (187)           243        (23,761)       (12,132)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS               224,775         84,775           (106)           646        118,790         64,521
NET ASSETS AT BEGINNING OF PERIOD               683,639        598,864          3,192          2,546        502,436        437,915
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     908,414  $     683,639  $       3,086  $       3,192  $     621,226  $     502,436
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       28,518         28,729            309            281         27,354         27,794
      Units issued                                2,715          2,791            122            153          2,384          3,168
      Units redeemed                             (2,167)        (3,002)          (144)          (125)        (3,165)        (3,608)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period             29,066         28,518            287            309         26,573         27,354
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Fidelity                      Fidelity                     Fidelity
                                                    Variable                      Variable                     Variable
                                                   Insurance                     Insurance                    Insurance
                                                 Products Fund                 Products Fund                Products Fund
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                           ----------------------------  ----------------------------  ----------------------------
                                                                               VIP Growth &                      VIP
                                                   VIP Growth                      Income                    High Income
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       1,750  $       3,070  $         416  $         411  $       1,155  $         917
Net realized gains (losses)                      18,257         13,662            698            342             47             48
Change in unrealized gains (losses)             163,274         51,639          4,913          1,722           (179)           752
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                    183,281         68,371          6,027          2,475          1,023          1,717
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         97,290        104,736          6,914          7,662          9,275         10,188
Payments on termination                         (53,452)       (52,836)        (2,218)        (1,764)          (736)        (1,502)
Loans - net                                      (4,580)       (12,342)             -              -             32           (250)
Policy maintenance charge                       (51,207)       (54,963)        (3,507)        (2,888)        (5,214)        (4,766)
Transfers among the sub-accounts and with
  the Fixed Account - net                         2,665           (945)           903            321            677            230
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            (9,284)       (16,350)         2,092          3,331          4,034          3,900
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS               173,997         52,021          8,119          5,806          5,057          5,617
NET ASSETS AT BEGINNING OF PERIOD               509,687        457,666         17,203         11,397         15,338          9,721
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     683,684  $     509,687  $      25,322  $      17,203  $      20,395  $      15,338
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       33,326         34,224          1,605          1,260          1,064            771
      Units issued                                3,078          3,288            373            556            373            457
      Units redeemed                             (3,464)        (4,186)          (210)          (211)          (102)          (164)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period             32,940         33,326          1,768          1,605          1,335          1,064
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Fidelity                      Fidelity                     Fidelity
                                                    Variable                      Variable                     Variable
                                                   Insurance                     Insurance                    Insurance
                                                 Products Fund                 Products Fund                Products Fund
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                              VIP Index 500 -               VIP Investment
                                                 VIP Index 500                 Service Class                  Grade Bond
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $      12,781  $      12,009  $       2,020  $       1,419  $       6,521  $       5,896
Net realized gains (losses)                      27,597         14,536          3,104            941          3,450          9,706
Change in unrealized gains (losses)             147,900         54,176         22,841          5,079        (14,792)          (803)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                    188,278         80,721         27,965          7,439         (4,821)        14,799
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         98,735        107,091         42,947         39,894         57,194         60,870
Payments on termination                         (45,796)       (42,517)        (5,936)          (683)       (15,231)       (35,558)
Loans - net                                     (36,057)       (15,119)             -              -         (5,180)        (7,619)
Policy maintenance charge                       (59,759)       (64,416)       (16,558)       (12,775)       (23,987)       (28,780)
Transfers among the sub-accounts and with
  the Fixed Account - net                        13,828          8,724          5,673          2,812          7,937          9,545
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                           (29,049)        (6,237)        26,126         29,248         20,733         (1,542)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS               159,229         74,484         54,091         36,687         15,912         13,257
NET ASSETS AT BEGINNING OF PERIOD               583,642        509,158         74,202         37,515        257,396        244,139
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     742,871  $     583,642  $     128,293  $      74,202  $     273,308  $     257,396
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       34,721         35,111          6,634          3,884         15,945         15,812
      Units issued                                3,090          3,861          2,869          3,030          2,779          3,205
      Units redeemed                             (4,394)        (4,251)          (821)          (280)        (1,445)        (3,072)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period             33,417         34,721          8,682          6,634         17,279         15,945
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Fidelity                      Fidelity                     Fidelity
                                                    Variable                      Variable                     Variable
                                                   Insurance                     Insurance                    Insurance
                                                 Products Fund                 Products Fund                Products Fund
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                      VIP                        VIP Money
                                                    Mid Cap                        Market                    VIP Overseas
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         145  $         113  $          76  $         314  $       3,023  $       3,559
Net realized gains (losses)                       3,945          1,514              -              -          2,255         (2,123)
Change in unrealized gains (losses)               3,647            274              -              -         52,014         31,699
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      7,737          1,901             76            314         57,292         33,135
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         11,596         10,217         60,634         59,488         39,454         44,632
Payments on termination                            (865)          (483)       (22,305)       (13,217)       (20,342)       (17,127)
Loans - net                                        (574)             -         (3,251)          (856)           944         (5,949)
Policy maintenance charge                        (5,650)        (4,511)       (27,768)       (28,252)       (18,944)       (20,770)
Transfers among the sub-accounts and with
  the Fixed Account - net                         1,134          1,055        (12,838)        22,567         (3,841)        (2,462)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             5,641          6,278         (5,528)        39,730         (2,729)        (1,676)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                13,378          8,179         (5,452)        40,044         54,563         31,459
NET ASSETS AT BEGINNING OF PERIOD                18,478         10,299        259,994        219,950        189,656        158,197
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      31,856  $      18,478  $     254,542  $     259,994  $     244,219  $     189,656
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        1,573          1,007         18,775         15,794         11,476         11,558
      Units issued                                  644            686          4,002          4,122          1,051          1,581
      Units redeemed                               (226)          (120)        (4,306)        (1,141)        (1,198)        (1,663)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              1,991          1,573         18,471         18,775         11,329         11,476
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Fidelity                      Fidelity
                                                    Variable                      Variable                     Franklin
                                                   Insurance                     Insurance                    Templeton
                                                 Products Fund                 Products Fund                 Investments
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                                               VIP Global
                                                      VIP                        VIP Value                      Income
                                                  Real Estate                    Strategies                   Securities
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         376  $         231  $          43  $          27  $       1,089  $         459
Net realized gains (losses)                       1,353            350            666            146            299             22
Change in unrealized gains (losses)              (1,474)         1,597            677            785           (951)         1,361
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                        255          2,178          1,386            958            437          1,842
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          8,019          7,425          2,119          2,520          4,344          4,259
Payments on termination                          (1,633)             -         (1,800)          (435)        (1,464)          (184)
Loans - net                                           -              -             32           (250)             -              -
Policy maintenance charge                        (3,742)        (3,307)        (1,342)        (1,095)        (2,466)        (2,093)
Transfers among the sub-accounts and with
  the Fixed Account - net                         1,020            (77)           (12)           (11)         1,368         12,766
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             3,664          4,041         (1,003)           729          1,782         14,748
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 3,919          6,219            383          1,687          2,219         16,590
NET ASSETS AT BEGINNING OF PERIOD                16,709         10,490          4,736          3,049         22,027          5,437
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      20,628  $      16,709  $       5,119  $       4,736  $      24,246  $      22,027
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        1,357          1,009            396            324          1,391            396
      Units issued                                  439            368            131            171            245          1,043
      Units redeemed                               (151)           (20)          (199)           (99)          (132)           (48)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              1,645          1,357            328            396          1,504          1,391
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin                     Franklin
                                                   Templeton                     Templeton                    Templeton
                                                  Investments                   Investments                  Investments
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                                              VIP Mutual
                                                                                                                Global
                                                VIP High Income                  VIP Income                   Discovery
                                                   Securities                    Securities                   Securities
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       1,119  $         632  $         527  $         367  $          48  $          38
Net realized gains (losses)                           -            444             19              4            224             66
Change in unrealized gains (losses)                   5            756            570            284            177             43
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      1,124          1,832          1,116            655            449            147
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          8,725          8,183          3,114          2,762          1,160            958
Payments on termination                          (1,573)        (7,779)           (72)             -           (348)             -
Loans - net                                          32           (250)             -              -              -              -
Policy maintenance charge                        (4,191)        (5,654)        (1,403)        (1,099)          (759)          (611)
Transfers among the sub-accounts and with
  the Fixed Account - net                           618              6          1,489             56             22             23
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             3,611         (5,494)         3,128          1,719             75            370
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 4,735         (3,662)         4,244          2,374            524            517
NET ASSETS AT BEGINNING OF PERIOD                11,783         15,445          6,560          4,186          1,438            921
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      16,518  $      11,783  $      10,804  $       6,560  $       1,962  $       1,438
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          792          1,204            527            381            125             91
      Units issued                                  370            339            253            174             45             44
      Units redeemed                               (134)          (751)           (19)           (28)           (36)           (10)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              1,028            792            761            527            134            125
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin                     Franklin
                                                   Templeton                     Templeton                    Templeton
                                                  Investments                   Investments                  Investments
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                    VIP Mutual                  VIP Small Cap                VIP Small-Mid
                                                     Shares                        Value                      Cap Growth
                                                   Securities                    Securities                   Securities
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $          67  $          47  $         392  $         184  $           -  $           -
Net realized gains (losses)                          55             78          1,729            426            876            542
Change in unrealized gains (losses)                 574            181          5,706          2,673          2,326            140
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                        696            306          7,827          3,283          3,202            682
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          1,496          1,492          7,550          7,454          4,393          3,580
Payments on termination                               -           (480)        (2,949)        (2,095)          (308)          (252)
Loans - net                                           -              -              -              -              -              -
Policy maintenance charge                        (1,084)        (1,086)        (3,782)        (3,491)        (2,418)        (2,077)
Transfers among the sub-accounts and with
  the Fixed Account - net                           (37)           (13)          (335)           326           (543)            79
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                               375            (87)           484          2,194          1,124          1,330
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 1,071            219          8,311          5,477          4,326          2,012
NET ASSETS AT BEGINNING OF PERIOD                 2,276          2,057         20,776         15,299          7,644          5,632
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $       3,347  $       2,276  $      29,087  $      20,776  $      11,970  $       7,644
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          215            222          1,657          1,449            643            526
      Units issued                                   53             64            380            480            166            158
      Units redeemed                                (23)           (71)          (337)          (272)           (83)           (41)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                245            215          1,700          1,657            726            643
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin
                                                   Templeton                     Templeton
                                                  Investments                   Investments                 Ibbotson Fund
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                                              Aggressive
                                                 VIP Strategic                                                Growth ETF
                                                     Income                       VIP U.S.                      Asset
                                                   Securities                    Government                   Allocation
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         289  $         204  $         460  $          83  $       1,395  $         976
Net realized gains (losses)                          59             38            (15)            13          7,032            498
Change in unrealized gains (losses)                (170)           162           (761)           (52)         9,543          6,337
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                        178            404           (316)            44         17,970          7,811
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          3,475          1,643          1,895          2,184         84,551         44,298
Payments on termination                             (44)          (627)           (19)          (429)       (31,985)          (969)
Loans - net                                           -              -              -              -         (3,000)             -
Policy maintenance charge                          (913)          (678)        (1,338)        (1,264)       (38,324)       (23,729)
Transfers among the sub-accounts and with
  the Fixed Account - net                           734            (72)           172         12,169         11,846          4,766
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             3,252            266            710         12,660         23,088         24,366
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 3,430            670            394         12,704         41,058         32,177
NET ASSETS AT BEGINNING OF PERIOD                 3,687          3,017         15,503          2,799         76,564         44,387
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $       7,117  $       3,687  $      15,897  $      15,503  $     117,622  $      76,564
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          260            241          1,248            231          7,267          4,822
      Units issued                                  255            100            106          1,081          5,697          3,071
      Units redeemed                                (29)           (81)           (48)           (64)        (3,545)          (626)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                486            260          1,306          1,248          9,419          7,267
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                 Ibbotson Fund                 Ibbotson Fund                Ibbotson Fund
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                  Balanced ETF                  Conservative                  Growth ETF
                                                     Asset                       ETF Asset                      Asset
                                                   Allocation                    Allocation                   Allocation
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       2,791  $       1,088  $         380  $         278  $       2,789  $       2,121
Net realized gains (losses)                       1,955          3,738            369            381          2,352         11,404
Change in unrealized gains (losses)              10,107            880           (151)            88         23,306          1,233
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     14,853          5,706            598            747         28,447         14,758
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         76,961         49,143         14,897         10,144         87,927         73,417
Payments on termination                         (14,799)       (10,238)          (774)           (79)        (7,690)        (1,551)
Loans - net                                           -              -           (842)             -         (6,795)             -
Policy maintenance charge                       (38,526)       (23,861)        (7,614)        (4,912)       (42,847)       (34,730)
Transfers among the sub-accounts and with
  the Fixed Account - net                        77,061          2,461            662          1,364          5,968          5,493
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                           100,697         17,505          6,329          6,517         36,563         42,629
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS               115,550         23,211          6,927          7,264         65,010         57,387
NET ASSETS AT BEGINNING OF PERIOD                67,755         44,544         18,602         11,338        149,249         91,862
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     183,305  $      67,755  $      25,529  $      18,602  $     214,259  $     149,249
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        5,981          4,364          1,579          1,015         13,373          9,271
      Units issued                                9,453          2,773            847            727          4,464          4,806
      Units redeemed                             (1,255)        (1,156)          (317)          (163)        (1,359)          (704)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period             14,179          5,981          2,109          1,579         16,478         13,373
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                 Ibbotson Fund                 Invesco Funds                Invesco Funds
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                   Income and
                                                   Growth ETF                   Invesco V.I.
                                                     Asset                        American                   Invesco V.I.
                                                   Allocation                  Franchise (b)              American Value (c)
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013        2012 (q) (r)      2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         824  $         606  $         823  $           -  $          22  $          15
Net realized gains (losses)                         812          1,302          4,244           (551)           146             67
Change in unrealized gains (losses)               1,392            248         59,059         (3,698)           711            207
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      3,028          2,156         64,126         (4,249)           879            289
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         31,905         24,353         25,740         19,941          1,921          1,731
Payments on termination                          (8,194)        (4,488)       (19,223)       (16,452)          (189)          (151)
Loans - net                                           -              -         (9,043)          (807)             -              -
Policy maintenance charge                       (13,584)       (11,449)       (14,971)       (11,557)        (1,118)          (988)
Transfers among the sub-accounts and with
  the Fixed Account - net                         1,330          1,506         (1,412)       182,088            (93)            37
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            11,457          9,922        (18,909)       173,213            521            629
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                14,485         12,078         45,217        168,964          1,400            918
NET ASSETS AT BEGINNING OF PERIOD                35,174         23,096        168,964              -          2,359          1,441
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      49,659  $      35,174  $     214,181  $     168,964  $       3,759  $       2,359
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        3,041          2,161         17,330              -            192            137
      Units issued                                1,690          1,371          1,366         19,325             82             97
      Units redeemed                               (740)          (491)        (3,020)        (1,995)           (46)           (42)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              3,991          3,041         15,676         17,330            228            192
                                          =============  =============  =============  =============  =============  =============

(b) Previously known as Invesco VK V.I. American Franchise
(c) Previously known as Invesco VK V.I. American Value
(q) For period beginning April 27, 2012, and ended December 31, 2012
(r) On April 27, 2012 Invesco V.I. Capital Appreciation merged into Invesco V.I. American Franchise

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                          Invesco Funds         Invesco Funds                Invesco Funds
                                           Sub-Account           Sub-Account                  Sub-Account
                                          -------------  ----------------------------  ----------------------------
                                           Invesco V.I.                                       Invesco V.I.
                                             Capital             Invesco V.I.                  Government
                                          Appreciation           Core Equity                   Securities
                                          -------------  ----------------------------  ----------------------------
                                             2012 (r)        2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $           -  $         250  $         140  $       1,325  $       1,097
Net realized gains (losses)                      20,194            262            212             46             93
Change in unrealized gains (losses)               3,492          3,898          1,406         (2,352)          (373)
                                          -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     23,686          4,410          1,758           (981)           817
                                          -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         10,817          4,180          4,089         10,450         10,273
Payments on termination                              (3)          (215)             -         (1,534)          (449)
Loans - net                                          82             10           (577)          (632)          (158)
Policy maintenance charge                        (5,801)        (1,828)        (1,893)        (7,460)        (7,572)
Transfers among the sub-accounts and with
  the Fixed Account - net                      (180,749)        (1,095)          (876)         2,120          4,431
                                          -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                          (175,654)         1,052            743          2,944          6,525
                                          -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS              (151,968)         5,462          2,501          1,963          7,342
NET ASSETS AT BEGINNING OF PERIOD               151,968         14,637         12,136         36,090         28,748
                                          -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $           -  $      20,099  $      14,637  $      38,053  $      36,090
                                          =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       14,516          1,110          1,048          3,297          2,691
      Units issued                                  488            131            156            565            762
      Units redeemed                            (15,004)           (62)           (94)          (293)          (156)
                                          -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                  -          1,179          1,110          3,569          3,297
                                          =============  =============  =============  =============  =============

(r) On April 27, 2012 Invesco V.I. Capital Appreciation merged into Invesco V.I. American Franchise

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                 Invesco Funds                 Invesco Funds                Invesco Funds
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                  Invesco V.I.
                                                   Growth and                                                Invesco V.I.
                                                 Income Fund -                  Invesco V.I.                 Mid Cap Core
                                                  Series I (d)                   High Yield                     Equity
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       2,852  $       2,318  $       1,180  $       1,203  $         614  $          45
Net realized gains (losses)                       5,162          1,156            101            534          6,910            907
Change in unrealized gains (losses)              45,955         16,347            308          2,506         13,574          6,246
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     53,969         19,821          1,589          4,243         21,098          7,198
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         31,273         31,603          2,506          3,675         11,331         11,775
Payments on termination                         (10,094)        (4,949)          (667)       (12,163)          (450)        (4,987)
Loans - net                                      (1,597)        (3,023)             -              -         (1,819)          (500)
Policy maintenance charge                       (17,401)       (16,445)        (2,235)        (2,594)        (6,367)        (6,693)
Transfers among the sub-accounts and with
  the Fixed Account - net                          (727)        (2,802)           760            594           (136)         1,210
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             1,454          4,384            364        (10,488)         2,559            805
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                55,423         24,205          1,953         (6,245)        23,657          8,003
NET ASSETS AT BEGINNING OF PERIOD               157,760        133,555         22,638         28,883         72,239         64,236
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     213,183  $     157,760  $      24,591  $      22,638  $      95,896  $      72,239
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        7,737          7,353          2,005          2,997          4,565          4,503
      Units issued                                  746          1,033            137            208            367            467
      Units redeemed                               (594)          (649)          (107)        (1,200)          (227)          (405)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              7,889          7,737          2,035          2,005          4,705          4,565
                                          =============  =============  =============  =============  =============  =============

(d) Previously known as Invesco LIT Growth and Income

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Invesco Funds                 Janus Aspen
                                                 Invesco Funds                   (Class II)                     Series
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                  Invesco V.I.                  Invesco V.I.
                                                     Value                        Mid Cap
                                                Opportunity (e)                  Growth (f)                    Balanced
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       1,013  $         877  $         432  $           -  $         169  $         373
Net realized gains (losses)                         720         (1,904)           875          8,954            838            907
Change in unrealized gains (losses)              18,056         11,089         58,305          7,856          1,106            225
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     19,789         10,062         59,612         16,810          2,113          1,505
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         11,689         13,322          8,490          9,632          4,723          8,808
Payments on termination                          (4,142)       (14,182)        (1,161)        (3,022)        (4,179)        (1,447)
Loans - net                                      (1,076)          (643)          (408)          (252)             -              -
Policy maintenance charge                        (6,047)        (7,717)        (4,852)        (5,219)        (4,240)        (5,275)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (1,160)        (2,453)         1,658            848            263            120
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                              (736)       (11,673)         3,727          1,987         (3,433)         2,206
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                19,053         (1,611)        63,339         18,797         (1,320)         3,711
NET ASSETS AT BEGINNING OF PERIOD                59,244         60,855        161,194        142,397         13,515          9,804
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      78,297  $      59,244  $     224,533  $     161,194  $      12,195  $      13,515
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        5,107          6,175          9,762          9,627          1,029            848
      Units issued                                  426            629            337            505            174            417
      Units redeemed                               (486)        (1,697)          (144)          (370)          (431)          (236)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              5,047          5,107          9,955          9,762            772          1,029
                                          =============  =============  =============  =============  =============  =============

(e) Previously known as Invesco VK V.I. Value Opportunity
(f) Previously known as Invesco LIT Mid Cap Growth (Class II)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                  Janus Aspen                   Janus Aspen                  Janus Aspen
                                                     Series                        Series                       Series
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                                                Forty
                                                   Enterprise                  Flexible Bond                  Portfolio
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $          68  $           -  $         387  $         312  $         420  $         339
Net realized gains (losses)                         175             42            467             47          1,326            883
Change in unrealized gains (losses)               3,407          1,219           (906)            77         14,498          8,315
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      3,650          1,261            (52)           436         16,244          9,537
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          4,104          3,741          1,969          2,135         12,544         11,727
Payments on termination                            (526)             -         (1,531)          (347)           (61)        (1,489)
Loans - net                                          32           (250)             -              -         (2,528)             -
Policy maintenance charge                        (1,303)        (1,015)        (1,406)        (1,365)        (6,274)        (6,742)
Transfers among the sub-accounts and with
  the Fixed Account - net                            (4)            89            448         12,089         (1,207)        (1,809)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             2,303          2,565           (520)        12,512          2,474          1,687
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 5,953          3,826           (572)        12,948         18,718         11,224
NET ASSETS AT BEGINNING OF PERIOD                10,148          6,322         16,064          3,116         50,446         39,222
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      16,101  $      10,148  $      15,492  $      16,064  $      69,164  $      50,446
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          867            633          1,101            231          2,643          2,540
      Units issued                                  230            271             87            906            387            430
      Units redeemed                                (58)           (37)          (125)           (36)          (258)          (327)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              1,039            867          1,063          1,101          2,772          2,643
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                  Janus Aspen                   Janus Aspen                  Janus Aspen
                                                     Series                        Series                       Series
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                     Global                         Mid
                                                   Technology                    Cap Value                     Overseas
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $           -  $           -  $          58  $          26  $         687  $         116
Net realized gains (losses)                         143            308            103            143            (36)         1,571
Change in unrealized gains (losses)               2,836          1,059            823             60          2,501            414
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      2,979          1,367            984            229          3,152          2,101
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          2,871          2,986          2,257          2,329          6,644          7,062
Payments on termination                              10         (1,489)           (24)             -           (985)          (348)
Loans - net                                           -              -              -              -              -              -
Policy maintenance charge                        (1,411)        (1,830)          (937)          (854)        (3,309)        (3,209)
Transfers among the sub-accounts and with
  the Fixed Account - net                          (294)           (82)             1             48            783            438
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             1,176           (415)         1,297          1,523          3,133          3,943
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 4,155            952          2,281          1,752          6,285          6,044
NET ASSETS AT BEGINNING OF PERIOD                 7,499          6,547          3,216          1,464         19,068         13,024
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      11,654  $       7,499  $       5,497  $       3,216  $      25,353  $      19,068
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          586            612            270            136          2,350          1,821
      Units issued                                  124            146            107            137            520            604
      Units redeemed                                (39)          (172)           (11)            (3)          (142)           (75)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                671            586            366            270          2,728          2,350
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                  Janus Aspen                   Janus Aspen                  Janus Aspen
                                                     Series                        Series                       Series
                                                (Service Shares)              (Service Shares)             (Service Shares)
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                   Global
                                                    Balanced                      Research                  Mid Cap Value
                                                (Service Shares)            (Service Shares) (g)           (Service Shares)
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       3,257  $       5,318  $         331  $         234  $       1,267  $         775
Net realized gains (losses)                      14,444         14,760            784            885          3,486          6,116
Change in unrealized gains (losses)              25,944          4,928          6,359          4,477         20,393          2,257
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     43,645         25,006          7,474          5,596         25,146          9,148
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         41,253         42,600          4,332          5,451         17,267         18,382
Payments on termination                          (9,656)        (9,197)        (2,275)       (11,708)        (1,489)        (2,474)
Loans - net                                      (2,771)        (3,146)          (139)            48         (1,374)          (532)
Policy maintenance charge                       (22,674)       (23,794)        (2,055)        (2,649)        (9,474)       (10,143)
Transfers among the sub-accounts and with
  the Fixed Account - net                           (18)         3,813         (1,102)            98         (2,443)          (488)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             6,134         10,276         (1,239)        (8,760)         2,487          4,745
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                49,779         35,282          6,235         (3,164)        27,633         13,893
NET ASSETS AT BEGINNING OF PERIOD               215,965        180,683         27,356         30,520         95,942         82,049
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     265,744  $     215,965  $      33,591  $      27,356  $     123,575  $      95,942
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        9,955          9,443          1,582          2,115          5,204          4,931
      Units issued                                  911          1,180            135            212            481            612
      Units redeemed                               (641)          (668)          (200)          (745)          (357)          (339)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period             10,225          9,955          1,517          1,582          5,328          5,204
                                          =============  =============  =============  =============  =============  =============

(g) Previously known as Worldwide (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Legg Mason
                                                  Janus Aspen                      Lazard                      Partners
                                                     Series                      Retirement                    Variable
                                                (Service Shares)                Series, Inc.              Portfolios I, Inc.
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                                              Legg Mason
                                                                                                             ClearBridge
                                                    Overseas                      Emerging               Variable Fundamental
                                                (Service Shares)               Markets Equity           All Cap Value Class I
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       2,473  $         427  $         384  $         405  $       1,340  $       1,359
Net realized gains (losses)                      (2,258)         6,382            624            465          9,151           (267)
Change in unrealized gains (losses)              10,613          2,347         (1,349)         3,872         15,600          9,413
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     10,828          9,156           (341)         4,742         26,091         10,505
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         14,967         17,633          2,924          2,734         14,907         15,826
Payments on termination                         (10,974)        (2,919)          (302)        (1,238)        (8,531)       (11,056)
Loans - net                                      (1,384)        (2,594)        (1,547)           204           (791)           (93)
Policy maintenance charge                        (9,054)        (9,996)        (1,697)        (1,664)        (8,209)        (8,530)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (1,023)         5,419          2,117             25            176          1,240
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            (7,468)         7,543          1,495             61         (2,448)        (2,613)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 3,360         16,699          1,154          4,803         23,643          7,892
NET ASSETS AT BEGINNING OF PERIOD                76,950         60,251         26,477         21,674         81,536         73,644
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      80,310  $      76,950  $      27,631  $      26,477  $     105,179  $      81,536
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        9,536          8,452            480            480          8,234          8,552
      Units issued                                1,567          2,051            112             43            718          1,064
      Units redeemed                             (2,394)          (967)           (85)           (43)          (915)        (1,382)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              8,709          9,536            507            480          8,037          8,234
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                   Legg Mason                    Legg Mason
                                                    Partners                      Partners
                                                    Variable                      Variable                   MFS Variable
                                               Portfolios I, Inc.            Portfolios I, Inc.            Insurance Trust
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                   Legg Mason                    Legg Mason
                                                  ClearBridge                  Western Assets
                                                 Variable Large               Variable Global                  MFS High
                                               Cap Value Class I              High Yield Bond                   Income
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012          2013 (h)        2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         369  $         406  $       6,358  $       6,874  $       8,570  $       5,733
Net realized gains (losses)                       1,299            109            353            190         (2,879)           215
Change in unrealized gains (losses)               4,259          2,014           (463)         8,189         (4,031)         4,054
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      5,927          2,529          6,248         15,253          1,660         10,002
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          2,075          3,069         15,893         16,353          8,126         17,826
Payments on termination                            (467)             -         (6,128)        (2,922)        (3,420)        (1,374)
Loans - net                                         468             93         (2,626)        (1,491)            (3)        (1,647)
Policy maintenance charge                        (1,340)        (1,351)        (8,508)        (9,457)        (4,496)        (9,623)
Transfers among the sub-accounts and with
  the Fixed Account - net                          (337)        (1,318)         4,282            724        (82,396)             7
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                               399            493          2,913          3,207        (82,189)         5,189
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 6,326          3,022          9,161         18,460        (80,529)        15,191
NET ASSETS AT BEGINNING OF PERIOD                18,290         15,268         98,910         80,450         80,529         65,338
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      24,616  $      18,290  $     108,071  $      98,910  $           -  $      80,529
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        1,179          1,147          5,240          5,043          4,538          4,222
      Units issued                                   84            144            651            493            277            568
      Units redeemed                                (65)          (112)          (504)          (296)        (4,815)          (252)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              1,198          1,179          5,387          5,240              -          4,538
                                          =============  =============  =============  =============  =============  =============

(h) For the period beginning January 1 2013, and ended August 16, 2013

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                        MFS Variable           MFS Variable                    MFS Variable
                                                      Insurance Trust         Insurance Trust                Insurance Trust
                                                         Sub-Account            Sub-Account                    Sub-Account
                                                     -----------------  ----------------------------  ----------------------------
                                                       MFS High Yield          MFS Investors                   MFS Investors
                                                         Portfolio             Growth Stock                       Trust
                                                     -----------------  ----------------------------  ----------------------------
                                                             2013 (i)       2013           2012           2013           2012
                                                     -----------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)                         $           1,554  $         235  $         137  $         121  $          73
Net realized gains (losses)                                        (21)         1,758          2,235            305            127
Change in unrealized gains (losses)                              1,016          7,942          2,352          2,539          1,179
                                                     -----------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                                     2,549          9,935          4,724          2,965          1,379
                                                     -----------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                                         4,681          6,110          6,993          1,660          1,750
Payments on termination                                         (2,913)        (1,315)        (4,251)             -           (543)
Loans - net                                                        (16)          (396)           388           (401)           138
Policy maintenance charge                                       (2,431)        (3,393)        (3,827)          (929)          (987)
Transfers among the sub-accounts and with
  the Fixed Account - net                                       64,373            301            188           (111)           (21)
                                                     -----------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                                           63,694          1,307           (509)           219            337
                                                     -----------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                               66,243         11,242          4,215          3,184          1,716
NET ASSETS AT BEGINNING OF PERIOD                                    -         32,607         28,392          8,978          7,262
                                                     -----------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD                          $          66,243  $      43,849  $      32,607  $      12,162  $       8,978
                                                     =================  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                                           -          2,032          2,070            563            543
      Units issued                                               6,688            206            272             72             91
      Units redeemed                                              (320)          (140)          (310)           (56)           (71)
                                                     -----------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                             6,368          2,098          2,032            579            563
                                                     =================  =============  =============  =============  =============

(i) For the period beginning August 16 2013, and ended December 31, 2013

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                  MFS Variable                  MFS Variable                 MFS Variable
                                                Insurance Trust               Insurance Trust              Insurance Trust
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                    MFS New                      MFS Total
                                                   Discovery                       Return                   MFS Utilities
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $           -  $           -  $       1,387  $       1,836  $       1,582  $       4,358
Net realized gains (losses)                      12,268         23,220          2,103            691          3,252          4,569
Change in unrealized gains (losses)              86,844         19,454         10,170          4,720          7,652            (52)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     99,112         42,674         13,660          7,247         12,486          8,875
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         19,140         21,557         17,875         18,154          9,232         10,364
Payments on termination                          (9,151)        (3,753)        (9,313)        (7,785)        (3,643)       (14,695)
Loans - net                                     (12,151)        (1,423)        (3,684)        (2,532)        (3,388)        (1,323)
Policy maintenance charge                       (11,345)       (12,077)        (8,418)        (8,896)        (4,896)        (5,615)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (7,991)         2,080          1,392            551           (557)       (10,302)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                           (21,498)         6,384         (2,148)          (508)        (3,252)       (21,571)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                77,614         49,058         11,512          6,739          9,234        (12,696)
NET ASSETS AT BEGINNING OF PERIOD               246,532        197,474         72,323         65,584         61,200         73,896
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     324,146  $     246,532  $      83,835  $      72,323  $      70,434  $      61,200
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        7,666          7,445          3,360          3,390          1,499          2,054
      Units issued                                  236            479            505            526            143            289
      Units redeemed                               (780)          (258)          (593)          (556)          (210)          (844)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              7,122          7,666          3,272          3,360          1,432          1,499
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                Oppenheimer                  Oppenheimer
                                                  MFS Variable                    Variable                     Variable
                                                Insurance Trust                Account Funds                Account Funds
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                Oppenheimer
                                                                                  Capital                    Oppenheimer
                                                   MFS Value                     Income (j)                   Core Bond
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       1,058  $         971  $         171  $          75  $         109  $          92
Net realized gains (losses)                       8,604            920            305             59             14             25
Change in unrealized gains (losses)              15,914          6,901            398            523           (122)            62
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     25,576          8,792            874            657              1            179
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         11,119         13,174          3,598          3,811          1,216          1,262
Payments on termination                            (680)        (3,954)        (1,611)          (273)          (220)          (251)
Loans - net                                     (25,378)          (501)             -              -              -              -
Policy maintenance charge                        (5,949)        (6,190)        (2,175)        (2,543)          (585)          (707)
Transfers among the sub-accounts and with
  the Fixed Account - net                         6,596            (26)           (29)            70             32             17
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                           (14,292)         2,503           (217)         1,065            443            321
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                11,284         11,295            657          1,722            444            500
NET ASSETS AT BEGINNING OF PERIOD                65,737         54,442          6,824          5,102          2,060          1,560
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      77,021  $      65,737  $       7,481  $       6,824  $       2,504  $       2,060
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        3,902          3,756            752            632            232            193
      Units issued                                  736            462            231            225            101             88
      Units redeemed                             (1,274)          (316)          (254)          (105)           (51)           (49)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              3,364          3,902            729            752            282            232
                                          =============  =============  =============  =============  =============  =============

(j) Previously known as Oppenheimer Balanced

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                  Oppenheimer                   Oppenheimer                  Oppenheimer
                                                    Variable                      Variable                     Variable
                                                 Account Funds                 Account Funds                Account Funds
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                  Oppenheimer
                                                   Discovery                    Oppenheimer
                                                     MidCap                        Equity                    Oppenheimer
                                                   Growth (k)                    Income (l)                   Global (m)
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $          12  $           -  $         126  $          85  $          60  $          55
Net realized gains (losses)                       2,770          1,876            609             61             97              9
Change in unrealized gains (losses)              27,579          9,084          1,561            800            953            504
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     30,361         10,960          2,296            946          1,110            568
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         16,387         18,213          3,178          3,389          1,907          1,713
Payments on termination                          (3,098)        (2,949)        (1,958)            (1)          (114)          (117)
Loans - net                                      (3,070)           413              -              -              -              -
Policy maintenance charge                       (10,568)       (10,911)        (1,554)        (1,390)        (1,099)          (838)
Transfers among the sub-accounts and with
  the Fixed Account - net                          (171)         3,564            (11)            24            237            270
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                              (520)         8,330           (345)         2,022            931          1,028
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                29,841         19,290          1,951          2,968          2,041          1,596
NET ASSETS AT BEGINNING OF PERIOD                83,731         64,441          7,956          4,988          3,599          2,003
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     113,572  $      83,731  $       9,907  $       7,956  $       5,640  $       3,599
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        6,367          5,706            640            466            320            217
      Units issued                                  540          1,349            173            226            115            127
      Units redeemed                               (556)          (688)          (195)           (52)           (41)           (24)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              6,351          6,367            618            640            394            320
                                          =============  =============  =============  =============  =============  =============

(k) Previously known as Oppenheimer Small & MidCap Growth Fund
(l) Previously known as Oppenheimer Value
(m) Previously known as Oppenheimer Global Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                  Oppenheimer                   Oppenheimer                  Oppenheimer
                                                    Variable                      Variable                     Variable
                                                 Account Funds                 Account Funds              Account Funds (SS)
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ---------------------------- ----------------------------
                                                  Oppenheimer
                                                     Global                     Oppenheimer
                                                   Strategic                    Main Street                  Oppenheimer
                                                     Income                    Small Cap (n)               Global (SS) (o)
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         209  $         120  $       4,755  $       2,389  $       3,929  $       5,027
Net realized gains (losses)                          15             49         21,193          8,967         12,026          1,589
Change in unrealized gains (losses)                (233)           212        150,957         56,562         63,025         44,113
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                         (9)           381        176,905         67,918         78,980         50,729
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          1,058          3,437         75,734         81,375         60,253         66,518
Payments on termination                               -           (186)       (26,798)       (29,905)       (25,024)       (18,583)
Loans - net                                           -              -        (10,324)        (3,450)        (8,437)        (4,108)
Policy maintenance charge                        (1,157)        (1,025)       (41,026)       (42,561)       (29,667)       (31,568)
Transfers among the sub-accounts and with
  the Fixed Account - net                           154             21         (5,147)       (14,405)       (11,320)        (6,140)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                                55          2,247         (7,561)        (8,946)       (14,195)         6,119
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                    46          2,628        169,344         58,972         64,785         56,848
NET ASSETS AT BEGINNING OF PERIOD                 3,978          1,350        435,461        376,489        295,523        238,675
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $       4,024  $       3,978  $     604,805  $     435,461  $     360,308  $     295,523
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                          306            118         16,384         16,604         16,658         16,272
      Units issued                                   64            257          1,221          1,711          1,830          1,919
      Units redeemed                                (60)           (69)        (1,433)        (1,931)        (2,495)        (1,533)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period                310            306         16,172         16,384         15,993         16,658
                                          =============  =============  =============  =============  =============  =============

(n) Previously known as Oppenheimer Main Street Small & Mid Cap
(o) Previously known as Oppenheimer Global Securities (SS)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                Panorama Series                PIMCO Variable               PIMCO Variable
                                                   Fund, Inc.                 Insurance Trust              Insurance Trust
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                  Oppenheimer
                                                 International
                                                     Growth                     Foreign Bond                 Money Market
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       1,904  $       1,678  $         927  $       1,148  $          78  $          79
Net realized gains (losses)                       2,589          2,331          3,042          2,256              -              -
Change in unrealized gains (losses)              28,569         19,634         (3,871)         1,845              -              -
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     33,062         23,643             98          5,249             78             79
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         13,714         14,003          8,804         10,292         26,870         30,990
Payments on termination                          (3,310)        (8,698)       (11,307)        (4,573)       (26,318)       (10,081)
Loans - net                                         122            (72)          (585)          (990)        (1,336)        (1,867)
Policy maintenance charge                        (7,825)        (7,710)        (4,170)        (5,173)       (11,927)       (13,921)
Transfers among the sub-accounts and with
  the Fixed Account - net                          (612)         1,083            611            (53)         7,869         (2,988)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             2,089         (1,394)        (6,647)          (497)        (4,842)         2,133
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                35,151         22,249         (6,549)         4,752         (4,764)         2,212
NET ASSETS AT BEGINNING OF PERIOD               127,665        105,416         52,178         47,426        129,658        127,446
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     162,816  $     127,665  $      45,629  $      52,178  $     124,894  $     129,658
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        4,631          4,681          2,812          2,833         11,052         10,872
      Units issued                                  505            602            286            298          2,106          1,610
      Units redeemed                               (402)          (652)          (652)          (319)        (2,517)        (1,430)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              4,734          4,631          2,446          2,812         10,641         11,052
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                 PIMCO Variable                PIMCO Variable              Putnam Variable
                                                Insurance Trust               Insurance Trust              Trust (Class IA)
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                   PIMCO Real                   PIMCO Total                 VT High Yield
                                                     Return                        Return                     (Class IA)
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       1,837  $         927  $       3,781  $       4,185  $       4,500  $       4,289
Net realized gains (losses)                         942          6,112          1,978          4,558            364             35
Change in unrealized gains (losses)             (12,098)           223         (9,068)         6,044             24          4,174
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     (9,319)         7,262         (3,309)        14,787          4,888          8,498
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         20,806         20,687         28,128         31,020          8,307          8,492
Payments on termination                          (2,092)        (6,471)        (6,454)       (18,267)        (2,854)        (1,360)
Loans - net                                         351         (1,218)        (5,901)        (1,527)        (6,290)            (5)
Policy maintenance charge                        (9,620)       (11,423)       (13,382)       (15,469)        (4,101)        (4,183)
Transfers among the sub-accounts and with
  the Fixed Account - net                         7,196          2,100          9,887          1,196          1,246           (464)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            16,641          3,675         12,278         (3,047)        (3,692)         2,480
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 7,322         10,937          8,969         11,740          1,196         10,978
NET ASSETS AT BEGINNING OF PERIOD                94,058         83,121        165,272        153,532         61,646         50,668
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     101,380  $      94,058  $     174,241  $     165,272  $      62,842  $      61,646
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        5,277          5,072          8,295          8,448          2,519          2,410
      Units issued                                1,324            899          1,278            963            233            225
      Units redeemed                               (287)          (694)          (638)        (1,116)          (376)          (116)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              6,314          5,277          8,935          8,295          2,376          2,519
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                Putnam Variable                Rydex Variable               T. Rowe Price
                                                Trust (Class IA)                   Trust                 Equity Series, Inc.
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                       VT                        Guggenheim
                                                 International                  VT U.S. Long                T. Rowe Price
                                                   Value Fund                   Short Equity                  Blue Chip
                                                   (Class IA)                     Fund (p)                      Growth
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       2,273  $       2,028  $           1          $   -  $          52  $         209
Net realized gains (losses)                         956            (12)           161             38          4,099          3,288
Change in unrealized gains (losses)              13,984         11,919          4,485            996         54,123         18,614
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     17,213         13,935          4,647          1,034         58,274         22,111
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          3,960          4,472          4,299          4,543         23,818         25,616
Payments on termination                          (3,320)        (2,567)             4              -         (6,284)        (7,191)
Loans - net                                        (175)            74           (273)            96           (892)        (1,458)
Policy maintenance charge                        (1,969)        (2,176)        (2,194)        (2,437)       (15,440)       (16,036)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (1,416)         4,762           (431)            64         (1,336)        (1,889)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            (2,920)         4,565          1,405          2,266           (134)          (958)
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                14,293         18,500          6,052          3,300         58,140         21,153
NET ASSETS AT BEGINNING OF PERIOD                78,212         59,712         26,118         22,818        140,821        119,668
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      92,505  $      78,212  $      32,170  $      26,118  $     198,961  $     140,821
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        3,545          3,296          1,355          1,236          8,629          8,672
      Units issued                                  136            441            133            154            571            750
      Units redeemed                               (263)          (192)           (67)           (35)          (563)          (793)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              3,418          3,545          1,421          1,355          8,637          8,629
                                          =============  =============  =============  =============  =============  =============

(p) Previously known as Guggenheim VT U.S. Long Short Momentum Fund

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                 T. Rowe Price                      The                          The
                                              Equity Series, Inc.           The Alger Portfolios         The Alger Portfolios
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ----------------------------  ----------------------------
                                                                                                            Alger Capital
                                                 T. Rowe Price                 Alger Balanced                Appreciation
                                                 Equity Income                   Class I-2                    Class I-2
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       5,715  $       6,254  $          14  $           9  $         720  $       1,701
Net realized gains (losses)                       6,119            902             68             62         31,960          3,891
Change in unrealized gains (losses)              82,049         37,229             91             15         25,783         19,797
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     93,883         44,385            173             86         58,463         25,389
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         55,740         57,618          1,003            915         28,589         33,822
Payments on termination                         (18,466)        (8,917)          (548)          (585)       (12,975)        (8,315)
Loans - net                                      (2,662)        (2,105)             -              -         (6,608)        (1,942)
Policy maintenance charge                       (26,230)       (27,244)          (612)          (638)       (18,109)       (18,492)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (5,628)        (4,261)            (5)           241          2,426            747
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                             2,754         15,091           (162)           (67)        (6,677)         5,820
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                96,637         59,476             11             19         51,786         31,209
NET ASSETS AT BEGINNING OF PERIOD               313,209        253,733          1,269          1,250        169,126        137,917
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     409,846  $     313,209  $       1,280  $       1,269  $     220,912  $     169,126
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       14,150         13,429            118            123          6,357          6,016
      Units issued                                1,151          1,417             75            104            804            877
      Units redeemed                             (1,028)          (696)           (90)          (109)          (856)          (536)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period             14,273         14,150            103            118          6,305          6,357
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                      The                           The                     The Universal
                                              The Alger Portfolios          The Alger Portfolios      Institutional Funds, Inc.
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ---------------------------- ----------------------------
                                                                                                            Morgan Stanley
                                                Alger Large Cap                 Alger MidCap                 UIF Emerging
                                                     Growth                        Growth                      Markets
                                                   Class I-2                     Class I-2                     Class I
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $       1,681  $       2,087  $         948          $   -  $         115            $ -
Net realized gains (losses)                       7,342          3,660          4,485           (720)            24             19
Change in unrealized gains (losses)              54,381         10,969         81,022         35,531           (218)         1,277
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     63,404         16,716         86,455         34,811            (79)         1,296
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         34,777         37,158         41,558         46,641          3,093          3,162
Payments on termination                         (18,081)       (19,970)       (23,646)       (16,683)             -           (222)
Loans - net                                      (6,510)            39         (6,975)        (3,490)             -              -
Policy maintenance charge                       (15,480)       (17,256)       (24,258)       (26,666)        (1,270)        (1,256)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (3,504)         2,438         (1,974)         2,280            535             69
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            (8,798)         2,409        (15,295)         2,082          2,358          1,753
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                54,606         19,125         71,160         36,893          2,279          3,049
NET ASSETS AT BEGINNING OF PERIOD               184,809        165,684        247,539        210,646          8,763          5,714
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $     239,415  $     184,809  $     318,699  $     247,539  $      11,042  $       8,763
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       11,637         11,516         10,831         10,922            959            750
      Units issued                                1,116          1,456            854          1,224            289            270
      Units redeemed                             (1,566)        (1,335)        (1,346)        (1,315)           (27)           (61)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period             11,187         11,637         10,339         10,831          1,221            959
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Van Eck
                                                 The Universal                 The Universal                  Worldwide
                                           Institutional Funds, Inc.     Institutional Funds, Inc.         Insurance Trust
                                                  Sub-Account                   Sub-Account                  Sub-Account
                                          ----------------------------  ---------------------------- ----------------------------
                                                                                                               Van Eck
                                                 Morgan Stanley                Morgan Stanley                 Worldwide
                                                   UIF Growth                  UIF U.S. Real                   Emerging
                                                    Class I                    Estate Class I                  Markets
                                          ----------------------------  ----------------------------  ----------------------------
                                              2013           2012           2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         226          $   -  $       1,073  $         816  $       1,648            $ -
Net realized gains (losses)                       3,395          3,786          1,862          1,744            778            128
Change in unrealized gains (losses)              15,999          1,763           (732)        11,249         10,570         23,476
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                     19,620          5,549          2,203         13,809         12,996         23,604
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                          9,584         10,056         15,938         17,677         17,333         18,604
Payments on termination                          (3,482)          (146)        (7,394)       (11,360)        (2,039)        (2,977)
Loans - net                                        (133)           (65)        (1,558)          (885)          (624)          (336)
Policy maintenance charge                        (6,206)        (6,657)        (9,514)       (11,467)        (9,895)       (10,483)
Transfers among the sub-accounts and with
  the Fixed Account - net                           376         (6,204)          (179)          (670)           350         (1,222)
                                          -------------  -------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                               139         (3,016)        (2,707)        (6,705)         5,125          3,586
                                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                19,759          2,533           (504)         7,104         18,121         27,190
NET ASSETS AT BEGINNING OF PERIOD                41,107         38,574         95,678         88,574        105,779         78,589
                                          -------------  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      60,866  $      41,107  $      95,174  $      95,678  $     123,900  $     105,779
                                          =============  =============  =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        2,272          2,425          2,934          3,147          3,570          3,442
      Units issued                                  258            307            234            320            311            448
      Units redeemed                               (255)          (460)          (308)          (533)          (148)          (320)
                                          -------------  -------------  -------------  -------------  -------------  -------------
  Units outstanding at end of period              2,275          2,272          2,860          2,934          3,733          3,570
                                          =============  =============  =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                    Van Eck                      Van Eck
                                                   Worldwide                    Worldwide
                                                Insurance Trust              Insurance Trust
                                                  Sub-Account                  Sub-Account
                                          ---------------------------- ----------------------------
                                                                                 Van Eck
                                                    Van Eck                     Worldwide
                                                 Worldwide Hard               Multi-Manager
                                                     Assets                    Alternatives
                                          ----------------------------  ----------------------------
                                              2013           2012           2013           2012
                                          -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)              $         443  $         379          $   -          $   -
Net realized gains (losses)                       1,035          4,936             83             (1)
Change in unrealized gains (losses)               5,092         (3,022)           676            174
                                          -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                      6,570          2,293            759            173
                                          -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  POLICY TRANSACTIONS
Deposits                                         10,788         13,901          2,053          2,262
Payments on termination                          (3,826)             -           (390)          (771)
Loans - net                                          (2)          (147)            10             (2)
Policy maintenance charge                        (6,287)        (6,902)        (1,048)        (1,231)
Transfers among the sub-accounts and with
  the Fixed Account - net                        (3,349)           157            375            129
                                          -------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  policy transactions                            (2,676)         7,009          1,000            387
                                          -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS                 3,894          9,302          1,759            560
NET ASSETS AT BEGINNING OF PERIOD                64,853         55,551         14,215         13,655
                                          -------------  -------------  -------------  -------------
NET ASSETS AT END OF PERIOD               $      68,747  $      64,853  $      15,974  $      14,215
                                          =============  =============  =============  =============
UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                        1,975          1,749          1,229          1,196
      Units issued                                  365            326            136            127
      Units redeemed                               (446)          (100)           (52)           (94)
                                          -------------  -------------  -------------  -------------
  Units outstanding at end of period              1,894          1,975          1,313          1,229
                                          =============  =============  =============  =============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, which is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The assets within the Account are legally segregated from each other into sub-accounts (the "sub-accounts"). Allstate New York issues three life insurance policies, the Consultant Protector, the Consultant Accumulator, and Total Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Consultant Accumulator and Consultant Protector accept additional deposits from existing policyholders but are closed to new policyholders. Absent any policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts listed below invest in the corresponding mutual fund portfolios and the underlying mutual funds (collectively the "Funds" or individually a "Fund"):

     ALLIANCEBERNSTEIN FUND          FRANKLIN TEMPLETON INVESTMENTS (CONTINUED)
         VPS Growth and Income           VIP Small-Mid Cap Growth Securities
            Class A                      VIP Strategic Income Securities
         VPS International Growth        VIP U.S. Government
            Class A                  IBBOTSON FUND
         VPS International Value         Aggressive Growth ETF Asset Allocation
            Class A                      Balanced ETF Asset Allocation
         VPS Small Cap Growth            Conservative ETF Asset Allocation
            Class A                      Growth ETF Asset Allocation
         VPS Small/Mid Cap Value         Income and Growth ETF Asset Allocation
            Class A                  INVESCO FUNDS
     DWS INVESTMENTS VARIABLE            Invesco V.I. American Franchise
         INSURANCE TRUST                    (Previously known as Invesco VK
         DWS VIP Equity 500 Index A          V.I. American Franchise); (For
         DWS VIP Small Cap Index A           period beginning April 27, 2012,
     DWS VARIABLE SERIES II                  and ended December 31, 2012);
         DWS VIP Global Income               (On April 27, 2012 Invesco V.I.
            Builder A                        Capital Appreciation merged into
     FIDELITY VARIABLE INSURANCE             Invesco V.I. American Franchise)
         PRODUCTS FUND                   Invesco V.I. American Value
         VIP Asset Manager                   (Previously known as Invesco VK
         VIP Contrafund                      V.I. American Value)
         VIP Emerging Markets            Invesco V.I. Capital Appreciation
         VIP Equity-Income                   (On April 27, 2012 Invesco V.I.
         VIP Growth                          Capital Appreciation merged into
         VIP Growth & Income                 Invesco V.I. American Franchise)
         VIP High Income                 Invesco V.I. Core Equity
         VIP Index 500                   Invesco V.I. Government Securities
         VIP Index 500 - Service         Invesco V.I. Growth and Income Fund -
            Class                            Series I (Previously known as
         VIP Investment Grade Bond           Invesco LIT Growth and Income)
         VIP Mid Cap                     Invesco V.I. High Yield
         VIP Money Market                Invesco V.I. Mid Cap Core Equity
         VIP Overseas
         VIP Real Estate
         VIP Value Strategies
     FRANKLIN TEMPLETON INVESTMENTS
         VIP Global Income
            Securities
         VIP High Income Securities
         VIP Income Securities
         VIP Mutual Global
            Discovery Securities
         VIP Mutual Shares Securities
         VIP Small Cap Value
            Securities

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESCO FUNDS (CONTINUED)       OPPENHEIMER VARIABLE ACCOUNT FUNDS
         Invesco V.I. Value           (CONTINUED)
            Opportunity (Previously      Oppenheimer Equity Income (Previously
            known as Invesco VK              known as Oppenheimer Value)
            V.I. Value Opportunity)      Oppenheimer Global (Previously known
     INVESCO FUNDS (CLASS II)                as Oppenheimer Global Securities)
         Invesco V.I. Mid Cap            Oppenheimer Global Strategic Income
            Growth (Previously           Oppenheimer Main Street Small Cap
            known as Invesco LIT             (Previously known as Oppenheimer
            Mid Cap Growth                   Main Street Small & Mid Cap)
            (Class II))              OPPENHEIMER VARIABLE ACCOUNT FUNDS (SS)
     JANUS ASPEN SERIES                  Oppenheimer Global (SS) (Previously
         Balanced                            known as Oppenheimer Global
         Enterprise                          Securities (SS))
         Flexible Bond               PANORAMA SERIES FUND, INC.
         Forty Portfolio                 Oppenheimer International Growth
         Global Technology           PIMCO VARIABLE INSURANCE TRUST
         Mid Cap Value                   Foreign Bond
         Overseas                        Money Market
     JANUS ASPEN SERIES (SERVICE         PIMCO Real Return
         SHARES)                         PIMCO Total Return
         Balanced (Service Shares)   PUTNAM VARIABLE TRUST (CLASS IA)
         Global Research (Service        VT High Yield (Class IA)
            Shares) (Previously          VT International Value Fund (Class IA)
            known as Worldwide       RYDEX VARIABLE TRUST
            (Service Shares))            Guggenheim VT U.S. Long Short Equity
         Mid Cap Value (Service              Fund (Previously known as
            Shares)                          Guggenheim VT U.S. Long Short
         Overseas (Service Shares)           Momentum Fund)
     LAZARD RETIREMENT SERIES, INC.  T. ROWE PRICE EQUITY SERIES, INC.
         Emerging Markets Equity         T. Rowe Price Blue Chip Growth
     LEGG MASON PARTNERS VARIABLE        T. Rowe Price Equity Income
         PORTFOLIO I, INC.           THE ALGER PORTFOLIOS
         Legg Mason ClearBridge          Alger Balanced Class I-2
            Variable Fundamental         Alger Capital Appreciation Class I-2
            All Cap Value Class I        Alger Large Cap Growth Class I-2
         Legg Mason ClearBridge          Alger MidCap Growth Class I-2
            Variable Large Cap       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
            Value Class I                Morgan Stanley UIF Emerging Markets
         Legg Mason Western Assets           Class I
            Variable Global High         Morgan Stanley UIF Growth Class I
            Yield Bond                   Morgan Stanley UIF U.S. Real Estate
     MFS VARIABLE INSURANCE TRUST            Class I
         MFS High Income (For the    VAN ECK WORLDWIDE INSURANCE TRUST
            period beginning             Van Eck Worldwide Emerging Markets
            January 1, 2013, and         Van Eck Worldwide Hard Assets
            ended August 16, 2013)       Van Eck Worldwide Multi-Manager
         MFS High Yield Portfolio            Alternatives
            (For the period
            beginning August 16,
            2013, and ended
            December 31, 2013)
         MFS Investors Growth Stock
         MFS Investors Trust
         MFS New Discovery
         MFS Total Return
         MFS Utilities
         MFS Value
     OPPENHEIMER VARIABLE ACCOUNT
         FUNDS
         Oppenheimer Capital Income
            (Previously known as
            Oppenheimer Balanced)
         Oppenheimer Core Bond
         Oppenheimer Discovery
            MidCap Growth
            (Previously known as
            Oppenheimer Small &
            MidCap Growth Fund)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 4). Policyholders' interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders' deposits are included in the Allstate New York general account assets and earn a fixed rate of return.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     NET REALIZED GAINS AND LOSSES - Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account.

     The Account had no liability for unrecognized tax benefits as of December 31, 2013. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   FAIR VALUE OF ASSETS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

      LEVEL 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

      LEVEL 2: Assets whose values are based on the following:
               (a) Quoted prices for similar assets in active markets;
               (b) Quoted prices for identical or similar assets in markets that are not active; or
               (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

      LEVEL 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the assets.

     In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers. The account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period.

4.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. These amounts are included in payments on terminations.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as a redemption of units and are included in policy maintenance charge reported in the Statement of Changes in Net Assets. They are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and gender, the policy year, the face amount and the underwriting class.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.05% to 0.55% per annum of the net policy value and vary based on the policy year.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured person's risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.09 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $10 to $15 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS

     The cost of investments purchased during the year ended December 31, 2013 were as follows:

                                                                                               Purchases
                                                                                             -------------
     Investments in the AllianceBernstein Fund Sub-Accounts:
           VPS Growth and Income Class A                                                     $       1,921
           VPS International Growth Class A                                                          4,517
           VPS International Value Class A                                                           2,886
           VPS Small Cap Growth Class A                                                              5,686
           VPS Small/Mid Cap Value Class A                                                             632

     Investments in the DWS Investments Variable Insurance Trust Sub-Accounts:
           DWS VIP Equity 500 Index A                                                               14,535
           DWS VIP Small Cap Index A                                                                 6,286

     Investments in the DWS Variable Series II Sub-Account:
           DWS VIP Global Income Builder A                                                           5,606

     Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
           VIP Asset Manager                                                                         8,193
           VIP Contrafund                                                                           74,050
           VIP Emerging Markets                                                                      1,296
           VIP Equity-Income                                                                        98,590
           VIP Growth                                                                               53,476
           VIP Growth & Income                                                                       5,196
           VIP High Income                                                                           6,687
           VIP Index 500                                                                            78,834
           VIP Index 500 - Service Class                                                            39,977
           VIP Investment Grade Bond                                                                53,735
           VIP Mid Cap                                                                              12,460
           VIP Money Market                                                                         51,156
           VIP Overseas                                                                             23,182
           VIP Real Estate                                                                           6,981
           VIP Value Strategies                                                                      1,810

     Investments in the Franklin Templeton Investments Sub-Accounts:
           VIP Global Income Securities                                                              5,233
           VIP High Income Securities                                                                6,789
           VIP Income Securities                                                                     3,909
           VIP Mutual Global Discovery Securities                                                      809
           VIP Mutual Shares Securities                                                                718
           VIP Small Cap Value Securities                                                            6,339
           VIP Small-Mid Cap Growth Securities                                                       2,967
           VIP Strategic Income Securities                                                           4,015

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                               Purchases
                                                                                             -------------
     Investments in the Franklin Templeton Investments Sub-Accounts (continued):
           VIP U.S. Government                                                               $       1,759

     Investments in the Ibbotson Fund Sub-Accounts:
           Aggressive Growth ETF Asset Allocation                                                   67,788
           Balanced ETF Asset Allocation                                                           119,557
           Conservative ETF Asset Allocation                                                        10,812
           Growth ETF Asset Allocation                                                              56,165
           Income and Growth ETF Asset Allocation                                                   21,604

     Investments in the Invesco Funds Sub-Accounts:
           Invesco V.I. American Franchise (b)                                                      16,393
           Invesco V.I. American Value (c)                                                           1,207
           Invesco V.I. Core Equity                                                                  2,250
           Invesco V.I. Government Securities                                                        7,432
           Invesco V.I. Growth and Income Fund - Series I (d)                                       20,249
           Invesco V.I. High Yield                                                                   2,780
           Invesco V.I. Mid Cap Core Equity                                                         13,506
           Invesco V.I. Value Opportunity (e)                                                        6,919

     Investments in the Invesco Funds (Class II) Sub-Account:
           Invesco V.I. Mid Cap Growth (f)                                                           6,918

     Investments in the Janus Aspen Series Sub-Accounts:
           Balanced                                                                                  3,332
           Enterprise                                                                                3,145
           Flexible Bond                                                                             2,240
           Forty Portfolio                                                                           7,908
           Global Technology                                                                         1,764
           Mid Cap Value                                                                             1,592
           Overseas                                                                                  5,103

     Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
           Balanced (Service Shares)                                                                37,944
           Global Research (Service Shares) (g)                                                      2,957

     (b) Previously known as Invesco VK V.I. American Franchise
     (c) Previously known as Invesco VK V.I. American Value
     (d) Previously known as Invesco LIT Growth and Income
     (e) Previously known as Invesco VK V.I. Value Opportunity
     (f) Previously known as Invesco LIT Mid Cap Growth (Class II)
     (g) Previously known as Worldwide (Service Shares)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                               Purchases
                                                                                             -------------
     Investments in the Janus Aspen Series (ServiceShares) Sub-Accounts (continued):
           Mid Cap Value (Service Shares)                                                    $      13,550
           Overseas (Service Shares)                                                                15,400

     Investments in the Lazard Retirement Series, Inc. Sub-Account:
           Emerging Markets Equity                                                                   6,593

     Investments in the Legg Mason Partners Variable Portfolios I, Inc.
         Sub-Accounts:
           Legg Mason ClearBridge Variable Fundamental All Cap Value Class I                        16,741
           Legg Mason ClearBridge Variable Large Cap Value Class I                                   2,982
           Legg Mason Western Assets Variable Global High Yield Bond                                19,089

     Investments in the MFS Variable Insurance Trust Sub-Accounts:
           MFS High Income (h)                                                                      13,505
           MFS High Yield Portfolio (i)                                                             68,499
           MFS Investors Growth Stock                                                                5,188
           MFS Investors Trust                                                                       1,419
           MFS New Discovery                                                                        11,476
           MFS Total Return                                                                         13,381
           MFS Utilities                                                                             9,267
           MFS Value                                                                                14,873

     Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
           Oppenheimer Capital Income (j)                                                            2,426
           Oppenheimer Core Bond                                                                       999
           Oppenheimer Discovery MidCap Growth (k)                                                   8,188
           Oppenheimer Equity Income (l)                                                             2,620
           Oppenheimer Global (m)                                                                    1,507
           Oppenheimer Global Strategic Income                                                       1,050
           Oppenheimer Main Street Small Cap (n)                                                    48,246

     Investments in the Oppenheimer Variable Account Funds (SS) Sub-Account:
           Oppenheimer Global (SS) (o)                                                              40,736

     (h) For the period beginning January 1, 2013, and ended August 16, 2013
     (i) For the period beginning August 16, 2013, and ended December 31, 2013
     (j) Previously known as Oppenheimer Balanced
     (k) Previously known as Oppenheimer Small & MidCap Growth Fund
     (l) Previously known as Oppenheimer Value
     (m) Previously known as Oppenheimer Global Securities
     (n) Previously known as Oppenheimer Main Street Small & Mid Cap
     (o) Previously known as Oppenheimer Global Securities (SS)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                               Purchases
                                                                                             -------------
     Investments in the Panorama Series Fund, Inc. Sub-Account:
           Oppenheimer International Growth                                                  $      12,796

     Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
           Foreign Bond                                                                              8,839
           Money Market                                                                             24,769
           PIMCO Real Return                                                                        24,144
           PIMCO Total Return                                                                       30,126

     Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
           VT High Yield (Class IA)                                                                 10,407
           VT International Value Fund (Class IA)                                                    5,562

     Investments in the Rydex Variable Trust Sub-Account:
           Guggenheim VT U.S. Long Short Equity Fund (p)                                             2,780

     Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
           T. Rowe Price Blue Chip Growth                                                           10,877
           T. Rowe Price Equity Income                                                              35,219

     Investments in the The Alger Portfolios Sub-Accounts:
           Alger Balanced Class I-2                                                                    880
           Alger Capital Appreciation Class I-2                                                     42,734
           Alger Large Cap Growth Class I-2                                                         21,383
           Alger MidCap Growth Class I-2                                                            21,164

     Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
           Morgan Stanley UIF Emerging Markets Class I                                               2,715
           Morgan Stanley UIF Growth Class I                                                         7,464
           Morgan Stanley UIF U.S. Real Estate Class I                                               9,054

     Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
           Van Eck Worldwide Emerging Markets                                                       11,341
           Van Eck Worldwide Hard Assets                                                            13,980
           Van Eck Worldwide Multi-Manager Alternatives                                              1,681
                                                                                             -------------
                                                                                             $   1,625,445
                                                                                             =============

     (p) Previously known as Guggenheim VT U.S. Long Short Momentum Fund

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2013.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

          * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions. Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.

          ** TOTAL RETURN - These amounts represent the total return for periods indicated, including changes in the value of the underlying Fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

                                                           Consultant Accumulator and Consultant Protector Policies

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   DWS Investments Variable Insurance Trust
   Sub-Accounts:
      DWS VIP Equity 500 Index A
         2013                                         4,717   $       27.07   $     127,698              1.78%           31.93%
         2012                                         4,950           20.52         101,583              1.85            15.70
         2011                                         6,008           17.74         106,565              1.56             1.83
         2010                                         7,015           17.42         122,194              1.82            14.70
         2009                                         6,397           15.19          97,145              2.31            26.32
      DWS VIP Small Cap Index A
         2013                                         1,843           35.98          66,338              1.57            38.64
         2012                                         2,117           25.95          54,952              0.97            16.25
         2011                                         1,755           22.33          39,190              0.75            -4.41
         2010                                         2,543           23.36          59,386              0.84            26.39
         2009                                         2,432           18.48          44,937              1.52            26.57
Investments in the
   DWS Variable Series II
   Sub-Account:
      DWS VIP Global Income Builder A
         2013                                         3,795           16.01          60,758              2.07            16.63
         2012                                         4,080           13.73          56,022              1.59            12.98
         2011                                         4,065           12.15          49,398              1.77            -1.42
         2010                                         4,989           12.33          61,503              2.98            11.22
         2009                                         4,703           11.08          52,124              3.44            23.43
Investments in the
   Fidelity Variable Insurance Products
   Fund
   Sub-Accounts:
      VIP Asset Manager
         2013                                         3,552           21.70          77,084              1.61            15.71
         2012                                         3,534           18.76          66,281              1.64            12.48
         2011                                         3,365           16.67          56,110              2.06            -2.56
         2010                                         3,282           17.11          56,166              1.76            14.26
         2009                                         3,050           14.98          45,679              2.56            29.11

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Consultant Accumulator and Consultant Protector Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Contrafund
         2013                                        26,365   $       32.99   $     869,664              1.11%           31.29%
         2012                                        26,201           25.13         658,318              1.41            16.42
         2011                                        26,993           21.58         582,577              1.08            -2.53
         2010                                        26,014           22.14         576,003              1.24            17.22
         2009                                        25,304           18.89         477,986              1.60            35.71
      VIP Equity-Income
         2013                                        24,399           24.27         592,107              2.58            28.15
         2012                                        25,519           18.94         483,261              3.26            17.31
         2011                                        26,307           16.14         424,671              2.70             0.97
         2010                                        24,332           15.99         389,013              1.91            15.15
         2009                                        21,827           13.88         303,058              2.45            30.21
      VIP Growth
         2013                                        30,053           21.38         642,390              0.29            36.34
         2012                                        30,855           15.68         483,767              0.63            14.69
         2011                                        31,971           13.67         437,057              0.40             0.20
         2010                                        30,578           13.64         417,171              0.28            24.17
         2009                                        28,577           10.99         313,983              0.47            28.29
      VIP Index 500
         2013                                        33,418           22.23         742,871              1.93            32.24
         2012                                        34,721           16.81         583,642              2.20            15.92
         2011                                        35,110           14.50         509,158              2.13             2.04
         2010                                        31,399           14.21         446,242              2.06            15.02
         2009                                        28,131           12.36         347,587              2.17            26.61
      VIP Investment Grade Bond
         2013                                        14,651           16.26         238,188              2.46            -1.78
         2012                                        13,733           16.55         227,300              2.35             5.90
         2011                                        14,731           15.63         230,238              3.38             7.33
         2010                                        14,489           14.56         210,984              3.92             7.80
         2009                                        12,542           13.51         169,411              8.69            15.72
      VIP Money Market
         2013                                        14,799           14.64         216,706              0.03             0.03
         2012                                        15,354           14.64         224,760              0.13             0.14
         2011                                        13,270           14.62         193,987              0.11             0.11
         2010                                        12,459           14.60         181,940              0.19             0.24
         2009                                         8,555           14.57         124,632              0.73             0.72
      VIP Overseas
         2013                                        11,329           21.56         244,219              1.39            30.44
         2012                                        11,476           16.53         189,656              2.05            20.74
         2011                                        11,558           13.69         158,197              1.58           -17.16
         2010                                        10,188           16.52         168,343              1.43            13.11
         2009                                         9,091           14.61         132,802              2.29            26.53
Investments in the
   Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2013                                             -             N/A               -               N/A              N/A
         2012                                             -             N/A               -               N/A              N/A
         2011                                             -             N/A               -              1.35            -4.85
         2010                                           478           14.98           7,162              0.49            15.58
         2009                                           477           12.96           6,185              0.77            29.62
      Balanced ETF Asset Allocation
         2013                                           769           16.76          12,889              2.22            12.19
      Conservative ETF Asset Allocation
         2013                                             -             N/A               -               N/A              N/A
         2012                                             -             N/A               -               N/A              N/A
         2011                                             -             N/A               -              1.17             3.42
         2010                                           251           11.68           2,933              1.84             6.67
      Growth ETF Asset Allocation
         2013                                           874           18.47          16,143              1.53            16.78
         2012                                           780           15.82          12,341              1.76            13.24
         2011                                           655           13.97           9,151              1.41            -3.50
         2010                                         1,276           14.48          18,464              0.56            14.19
         2009                                         1,163           12.68          14,747              1.07            26.77

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Consultant Accumulator and Consultant Protector Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Invesco Funds
   Sub-Accounts:
      Invesco V.I. American Franchise (b)
         2013  (q) (r)                               15,676   $       13.66   $     214,181              0.43%           40.14%
         2012                                        17,330            9.75         168,964              0.00            -2.50
      Invesco V.I. Capital Appreciation
         2013                                             -             N/A               -                 -              N/A
         2012 (r)                                         -             N/A               -                 -            15.45
         2011                                        14,517           10.47         151,968              0.16            -7.91
         2010                                        13,837           11.37         157,302              0.73            15.49
         2009                                        13,146            9.84         129,396              0.68            21.08
      Invesco V.I. Core Equity
         2013                                         1,179           17.05          20,099              1.44            29.25
         2012                                         1,110           13.19          14,637              1.05            13.88
         2011                                         1,048           11.58          12,136              0.99            -0.06
         2010                                         1,009           11.59          11,691              0.99             9.56
         2009                                           868           10.58           9,179              2.05            28.30
      Invesco V. I. Government Securities
         2013                                         3,569           10.66          38,053              3.57            -2.62
         2012                                         3,288           10.95          36,003              3.39             2.48
         2011 (s)                                     2,654           10.68          28,351              0.00             6.84
      Invesco V. I. Growth and Income Fund - Series I (d)
         2013                                         6,709           29.17         195,702              1.54            34.08
         2012                                         6,752           21.75         146,874              1.59            14.63
         2011                                         6,712           18.98         127,364              1.34            -2.01
         2010                                         6,232           19.37         120,682              0.09            12.51
         2009                                         5,923           17.21         101,954              3.93            24.37
      Invesco V. I. High Yield
         2013                                         2,035           12.08          24,591              5.00             7.01
         2012                                         2,005           11.29          22,638              4.67            17.17
         2011 (s)                                     2,997            9.64          28,883              0.00            -3.63
      Invesco V.I. Mid Cap Core Equity
         2013                                         4,704           20.39          95,896              0.73            28.81
         2012                                         4,565           15.83          72,239              0.07            10.96
         2011                                         4,504           14.26          64,236              0.29            -6.38
         2010                                         5,157           15.23          78,574              0.55            14.11
         2009                                         5,041           13.35          67,301              1.50            30.21
      Invesco V.I. Value Opportunity (e)
         2013                                         5,047           15.51          78,297              1.47            33.75
         2012                                         5,107           11.60          59,244              1.46            17.70
         2011                                         6,175            9.85          60,855              0.92            -3.05
         2010                                         5,854           10.16          59,500              0.60             7.35
         2009                                         5,453            9.47          51,629              1.84            48.00
Investments in the
   Invesco Funds (Class II)
   Sub-Account:
      Invesco V.I. Mid Cap Growth (f)
         2013                                         9,954           22.56         224,533              0.22            36.60
         2012                                         9,762           16.51         161,194              0.00            11.63
         2011                                         9,626           14.79         142,397              0.00            -9.36
         2010                                         9,599           16.32         156,652              0.00            27.27
         2009                                         9,793           12.82         125,574              0.00            56.37

         (b) Previously known as Invesco VK V.I. American Franchise
         (d) Previously known as Invesco LIT Growth and Income
         (e) Previously known as Invesco VK V.I. Value Opportunity
         (f) Previously known as Invesco LIT Mid Cap Growth (Class II)
         (q) For period beginning April 27, 2012, and ended December 31, 2012
         (r) On April 27, 2012 Invesco V.I. Capital Appreciation merged into Invesco V.I. American Franchise
         (s) For period beginning April 29, 2011, and ended December 31, 2011

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Consultant Accumulator and Consultant Protector Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Janus Aspen Series
   Sub-Account:
      Forty Portfolio
         2013                                         2,593   $       25.78   $      66,837              0.70%           31.23%
         2012                                         2,493           19.64          48,978              0.76            24.16
         2011                                         2,418           15.82          38,255              0.40            -6.69
         2010                                         2,074           16.96          35,170              0.36             6.75
         2009                                         1,751           15.88          27,809              0.04            46.33
Investments in the
   Janus Aspen Series (Service Shares)
   Sub-Accounts:
      Balanced (Service Shares)
         2013                                        10,225           25.99         265,744              1.35            19.80
         2012                                         9,955           21.69         215,965              2.68            13.37
         2011                                         9,443           19.14         180,683              2.27             1.35
         2010                                         8,688           18.88         164,027              2.53             8.12
         2009                                         8,258           17.46         144,191              2.75            25.58
      Global Research (Service Shares) (g)
         2013                                         1,517           22.15          33,591              1.09            28.08
         2012                                         1,582           17.29          27,356              0.81            19.86
         2011                                         2,115           14.43          30,520              0.48           -13.99
         2010                                         2,273           16.77          38,125              0.47            15.52
         2009                                         2,055           14.52          29,839              1.26            37.40
      Mid Cap Value (Service Shares)
         2013                                         5,328           23.19         123,575              1.15            25.81
         2012                                         5,204           18.44          95,942              0.87            10.79
         2011                                         4,931           16.64          82,049              0.59            -2.98
         2010                                         5,049           17.15          86,590              0.51            15.36
         2009                                         4,619           14.87          68,666              0.36            32.92
      Overseas (Service Shares)
         2013                                         8,709            9.22          80,310              3.15            14.28
         2012                                         9,536            8.07          76,950              0.62            13.18
         2011                                         8,451            7.13          60,251              0.40           -32.34
         2010                                         7,493           10.54          78,950              0.53            25.02
         2009                                         7,648            8.43          64,464              0.44            79.07
Investments in the
   Lazard Retirement Series, Inc.
   Sub-Account:
      Emerging Markets Equity
         2013                                           507           54.46          27,631              1.42            -1.24
         2012                                           480           55.15          26,477              1.68            22.05
         2011                                           480           45.19          21,674              1.77           -18.00
         2010                                           577           55.10          31,789              1.20            22.69
         2009                                           577           44.91          25,925              3.17            69.85
Investments in the
   Legg Mason Partners Variable
   Portfolios I, Inc
   Sub-Accounts:
      Legg Mason ClearBridge Variable
      Fundamental All Cap Value Class I
         2013                                         8,037           13.09         105,179              1.44            32.16
         2012                                         8,234            9.90          81,536              1.75            14.98
         2011                                         8,551            8.61          73,644              1.36            -6.20
         2010                                         8,916            9.18          81,867              1.76            16.60
         2009                                         7,958            7.87          62,661              1.39            29.36

         (g) Previously known as Worldwide (Service Shares)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Consultant Accumulator and Consultant Protector Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Legg Mason Partners Variable Portfolios I, Inc
   Sub-Accounts (continued):
      Legg Mason ClearBridge Variable Large
      Cap Value Class I
         2013                                         1,199   $       20.53   $      24,616              1.72%           32.37%
         2012                                         1,179           15.51          18,290              2.42            16.50
         2011                                         1,147           13.31          15,268              2.40             4.95
         2010                                         1,005           12.69          12,738              2.98             9.46
         2009                                           863           11.59          10,001              1.91            24.50
      Legg Mason Western Assets Variable
      Global High Yield Bond
         2013                                         5,387           20.06         108,071              6.14             6.27
         2012                                         5,240           18.88          98,910              7.67            18.33
         2011                                         5,043           15.95          80,450              8.23             1.71
         2010                                         4,915           15.69          77,088              9.26            14.92
         2009                                         4,566           13.65          62,317             11.45            55.55
Investments in the
    MFS Variable Insurance Trust
    Sub-Accounts:
      MFS High Income
         2013 (h)                                         -             N/A               -             21.28             2.48
         2012                                         4,538           17.75          80,529              7.86            14.69
         2011                                         4,223           15.47          65,338              9.37             4.10
         2010                                         3,868           14.86          57,494              6.97            14.73
         2009                                         3,378           12.95          43,765              7.65            45.55
      MFS High Yield Portfolio
         2013 (i)                                     6,368           10.40          66,243              4.69             4.02
      MFS Investors Growth Stock
         2013                                         2,098           20.90          43,849              0.62            30.29
         2012                                         2,032           16.04          32,607              0.45            16.97
         2011                                         2,070           13.71          28,392              0.55             0.58
         2010                                         1,874           13.64          25,551              0.40            12.47
         2009                                         1,602           12.12          19,417              0.67            39.55
      MFS Investors Trust
         2013                                           579           21.03          12,162              1.15            32.05
         2012                                           563           15.93           8,978              0.90            19.18
         2011                                           543           13.36           7,262              0.94            -2.18
         2010                                           523           13.66           7,141              1.12            11.10
         2009                                           415           12.30           5,104              1.57            26.90
      MFS New Discovery
         2013                                         7,122           45.51         324,146              0.00            41.52
         2012                                         7,666           32.16         246,532              0.00            21.22
         2011                                         7,444           26.53         197,474              0.00           -10.27
         2010                                         7,838           29.56         231,702              0.00            36.34
         2009                                         8,000           21.68         173,463              0.00            63.18
      MFS Total Return
         2013                                         3,272           25.62          83,835              1.78            19.05
         2012                                         3,360           21.52          72,323              2.66            11.26
         2011                                         3,390           19.35          65,584              2.68             1.77
         2010                                         3,078           19.01          58,523              2.52             9.93
         2009                                         2,526           17.29          43,684              2.95            18.03
      MFS Utilities
         2013                                         1,432           49.21          70,434              2.40            20.52
         2012                                         1,499           40.83          61,200              6.45            13.48
         2011                                         2,054           35.98          73,896              3.33             6.78
         2010                                         2,057           33.69          69,297              2.56            13.81
         2009                                         1,386           29.60          41,033              4.54            33.22
      MFS Value
         2013                                         3,364           22.89          77,021              1.48            35.89
         2012                                         3,902           16.85          65,737              1.62            16.26
         2011                                         3,757           14.49          54,442              1.53            -0.30
         2010                                         3,383           14.53          49,175              1.34            11.53
         2009                                         2,749           13.03          35,827              1.18            22.71

         (h) For the period beginning January 1 2013, and ended August 16, 2013
         (i) For the period beginning August 16 2013, and ended December 31,
             2013

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Consultant Accumulator and Consultant Protector Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Oppenheimer Variable Account Funds
   Sub-Accounts:
      Oppenheimer Discovery MidCap Growth (k)
         2013                                         6,351   $       17.88   $     113,572              0.01%           35.98%
         2012                                         6,367           13.15          83,731              0.00            16.45
         2011                                         5,706           11.29          64,441              0.00             1.10
         2010                                         5,204           11.17          58,138              0.00            27.46
         2009                                         4,676            8.76          40,984              0.00            32.61
      Oppenheimer Main Street Small Cap (n)
         2013                                        14,848           39.14         581,117              0.91            41.01
         2012                                        15,105           27.75         419,241              0.59            17.99
         2011                                        15,500           23.52         364,624              0.59            -2.21
         2010                                        15,179           24.06         365,132              0.56            23.41
         2009                                        14,544           19.49         283,513              0.82            37.20
   Oppenheimer Variable Account Funds
   (SS)Sub-Accounts:
      Oppenheimer Global (SS) (o)
         2013                                        15,993           22.53         360,308              1.20            26.99
         2012                                        16,658           17.74         295,523              1.88            20.95
         2011                                        16,272           14.67         238,675              1.04            -8.53
         2010                                        15,406           16.03         247,027              1.14            15.70
         2009                                        15,031           13.86         208,314              1.63            39.35
Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2013                                         3,155           44.80         141,359              1.31            25.87
         2012                                         3,132           35.59         111,466              1.44            22.22
         2011                                         3,157           29.12          91,942              0.95            -7.16
         2010                                         3,556           31.37         111,569              1.11            14.76
         2009                                         3,345           27.34          91,433              0.86            39.24
Investments in the
   PIMCO Variable Insurance Trust
   Sub-Accounts:
      Foreign Bond
         2013                                         2,446           18.65          45,629              1.90             0.50
         2012                                         2,812           18.56          52,178              2.30            10.86
         2011                                         2,833           16.74          47,426              2.09             6.77
         2010                                         3,091           15.68          48,464              1.89             8.49
         2009                                         2,647           14.45          38,263              3.84            15.64
      Money Market
         2013                                        10,641           11.74         124,894              0.06             0.06
         2012                                        11,052           11.73         129,658              0.06             0.06
         2011                                        10,871           11.72         127,446              0.06             0.06
         2010                                        11,928           11.72         139,747              0.05             0.05
         2009                                        13,154           11.71         154,044              0.11             0.12
      PIMCO Real Return
         2013                                         6,313           16.06         101,380              1.88            -9.91
         2012                                         5,277           17.83          94,058              1.05             8.76
         2011                                         5,072           16.39          83,121              2.13            11.68
         2010                                         4,840           14.67          71,036              1.47             8.11
         2009                                         4,059           13.57          55,103              3.72            18.39
      PIMCO Total Return
         2013                                         8,935           19.50         174,241              2.23            -2.11
         2012                                         8,295           19.92         165,272              2.63             9.61
         2011                                         8,448           18.17         153,532              2.63             3.61
         2010                                         8,444           17.54         148,116              2.43             8.10
         2009                                         7,591           16.23         123,171              5.87            14.09

         (k) Previously known as Oppenheimer Small & MidCap Growth Fund
         (n) Previously known as Oppenheimer Main Street Small & Mid Cap
         (o) Previously known as Oppenheimer Global Securities (SS)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Consultant Accumulator and Consultant Protector Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts:
      VT High Yield (Class IA)
         2013                                         2,376   $       26.45   $      62,842              7.23%            8.10%
         2012                                         2,519           24.47          61,646              7.64            16.34
         2011                                         2,409           21.03          50,668              8.10             1.85
         2010                                         2,556           20.65          52,758              7.26            14.54
         2009                                         2,386           18.03          43,006             11.85            50.31
      VT International Value Fund (Class IA)
         2013                                         3,418           27.06          92,505              2.66            22.63
         2012                                         3,545           22.07          78,212              2.94            21.80
         2011                                         3,296           18.12          59,712              2.89           -13.52
         2010                                         3,260           20.95          68,268              3.02             7.42
         2009                                         2,831           19.50          55,202              0.00            26.39
Investments in the
   Rydex Variable Trust
   Sub-Account:
      Guggenheim VT U.S. Long Short Equity
      Fund (p)
         2013                                         1,421           22.64          32,170              0.00            17.46
         2012                                         1,355           19.27          26,118              0.00             4.43
         2011                                         1,236           18.45          22,818              0.00            -6.56
         2010                                         1,474           19.75          29,098              0.00            11.21
         2009                                         1,456           17.76          25,851              0.09            27.29
Investments in the
   T. Rowe Price Equity Series, Inc.
   Sub-Accounts:
      T. Rowe Price Blue Chip Growth
         2013                                         8,637           23.03         198,961              0.03            41.15
         2012                                         8,629           16.32         140,821              0.16            18.26
         2011                                         8,672           13.80         119,668              0.00             1.52
         2010                                         8,318           13.59         113,076              0.00            16.39
         2009                                         7,340           11.68          85,727              0.00            42.18
      T. Rowe Price Equity Income
         2013                                        14,273           28.71         409,846              1.58            29.72
         2012                                        14,150           22.14         313,209              2.21            17.15
         2011                                        13,429           18.89         253,733              1.76            -0.71
         2010                                        13,159           19.03         250,426              1.86            15.02
         2009                                        11,734           16.55         194,145              1.91            25.60
Investments in the
   The Alger Portfolios
   Sub-Accounts:
      Alger Capital Appreciation Class I-2
         2013                                         5,343           38.32         204,771              0.37            35.19
         2012                                         5,662           28.35         160,497              1.11            18.30
         2011                                         5,553           23.96         133,058              0.11            -0.30
         2010                                         5,344           24.03         128,428              0.37            14.03
         2009                                         5,075           21.08         106,976              0.00            51.10
      Alger Large Cap Growth Class I-2
         2013                                        10,783           21.66         233,589              0.79            35.08
         2012                                        11,301           16.04         181,220              1.19             9.87
         2011                                        11,024           14.60         160,913              1.00            -0.35
         2010                                        10,598           14.65         155,240              0.70            13.39
         2009                                         9,523           12.92         123,017              0.63            47.57
      Alger MidCap Growth Class I-2
         2013                                         9,677           32.07         310,350              0.33            35.84
         2012                                        10,263           23.61         242,264              0.00            16.21
         2011                                        10,010           20.32         203,354              0.33            -8.27
         2010                                         9,558           22.15         211,696              0.00            19.38
         2009                                         9,074           18.55         168,346              0.00            51.70

         (p) Previously known as Guggenheim VT U.S. Long Short Momentum Fund

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Consultant Accumulator and Consultant Protector Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Morgan Stanley UIF Growth Class I
         2013                                         2,173   $       27.18   $      59,074              0.44%           48.07%
         2012                                         2,179           18.36          40,007              0.00            14.38
         2011                                         2,365           16.05          37,951              0.11            -2.80
         2010                                         2,298           16.51          37,951              0.12            22.86
         2009                                         2,165           13.44          29,092              0.00            65.55
      Morgan Stanley UIF U.S. Real Estate Class I
         2013                                         2,860           33.28          95,174              1.12             2.05
         2012                                         2,934           32.61          95,678              0.89            15.84
         2011                                         3,146           28.15          88,574              0.85             5.92
         2010                                         3,474           26.58          92,321              2.08            29.96
         2009                                         3,452           20.45          70,591              2.70            28.36
Investments in the
   Van Eck Worldwide Insurance Trust
   Sub-Accounts:
      Van Eck Worldwide Emerging Markets
         2013                                         3,733           33.19         123,900              1.44            12.02
         2012                                         3,570           29.63         105,779              0.00            29.81
         2011                                         3,443           22.83          78,589              1.02           -25.74
         2010                                         3,909           30.74         120,161              0.56            26.84
         2009                                         4,286           24.23         103,861              0.11           113.17
      Van Eck Worldwide Hard Assets
         2013                                         1,894           36.29          68,747              0.66            10.53
         2012                                         1,975           32.84          64,853              0.63             3.39
         2011                                         1,749           31.76          55,551              1.17           -16.45
         2010                                         1,563           38.01          59,427              0.29            29.23
         2009                                         1,615           29.41          47,517              0.21            57.54
      Van Eck Worldwide Multi-Manager
      Alternatives
         2013                                         1,314           12.16          15,974              0.00             5.05
         2012                                         1,229           11.57          14,215              0.00             1.33
         2011                                         1,196           11.42          13,655              0.85            -2.27
         2010                                         1,108           11.68          12,944              0.00             4.97
         2009                                         1,204           11.13          13,397              0.25            13.87

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        Total Accumulator Policies

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   AllianceBernstein Fund
   Sub-Accounts:
      VPS Growth and Income
      Class A
         2013                                           610   $       14.85   $       9,056              1.26%           34.96%
         2012                                           517           11.00           5,688              1.74            17.52
         2011                                           444            9.36           4,153              1.25             6.32
         2010                                           309            8.80           2,718              0.00            13.09
         2009                                           149            7.79           1,158              3.99            20.82
      VPS International Growth
      Class A
         2013                                         1,806            9.16          16,550              1.04            13.60
         2012                                         1,522            8.07          12,283              1.78            15.54
         2011                                         1,289            6.98           9,002              3.20           -15.85
         2010                                           784            8.30           6,501              2.09            12.90
         2009                                           264            7.35           1,939              1.55            39.58
      VPS International Value
      Class A
         2013                                         1,485            7.71          11,446              6.68            23.00
         2012                                         1,230            6.27           7,706              2.01            14.53
         2011                                           771            5.47           4,219              5.27           -19.25
         2010                                           467            6.78           3,165              4.39             4.59
         2009                                           162            6.48           1,052              1.97            34.68
      VPS Small Cap Growth
      Class A
         2013                                           815           20.69          16,854              0.00            45.66
         2012                                           723           14.20          10,275              0.00            15.02
         2011                                           656           12.35           8,105              0.00             4.46
         2010                                           444           11.82           5,246              0.00            36.90
         2009                                           315            8.63           2,720              0.00            41.76
      VPS Small/Mid Cap Value
      Class A
         2013                                            74           17.05           1,268              0.60            38.06
         2012                                            69           12.35             841              0.57            18.75
         2011                                            52           10.40             537              0.43            -8.39
         2010                                            86           11.35             972              0.11            26.91
         2009                                             8            8.95              74              0.35            42.86
Investments in the
   Fidelity Variable
   Insurance Products Fund
   Sub-Accounts:
      VIP Contrafund
         2013                                         2,701           14.34          38,749              1.11            31.29
         2012                                         2,317           10.93          25,321              1.41            16.42
         2011                                         1,735            9.39          16,287              1.08            -2.53
         2010                                           978            9.63           9,419              1.24            17.22
         2009                                           254            8.21           2,090              1.60            35.71
      VIP Emerging Markets
         2013                                           288           10.73           3,086              0.68             3.85
         2012                                           309           10.33           3,192              1.10            14.37
         2011                                           282            9.03           2,546              1.37           -21.01
         2010                                           140           11.43           1,603              1.50            14.35
      VIP Equity-Income
         2013                                         2,173           13.39          29,118              2.58            28.15
         2012                                         1,835           10.45          19,175              3.26            17.31
         2011                                         1,487            8.91          13,244              2.70             0.97
         2010                                         1,089            8.82           9,606              1.91            15.15
         2009                                           256            7.66           1,958              2.45            30.21
      VIP Growth
         2013                                         2,887           14.30          41,294              0.29            36.34
         2012                                         2,471           10.49          25,920              0.63            14.69
         2011                                         2,253            9.15          20,609              0.40             0.20
         2010                                         1,602            9.13          14,623              0.28            24.17
         2009                                           810            7.35           5,952              0.47            28.29

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     Total Accumulator Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Fidelity Variable
   Insurance Products Fund
   Sub-Accounts (continued):
      VIP Growth & Income
         2013                                         1,768   $       14.32   $      25,322              1.95%           33.56%
         2012                                         1,605           10.72          17,203              2.88            18.56
         2011                                         1,260            9.04          11,397              2.18             1.61
         2010                                           857            8.90           7,627              1.14            14.87
         2009                                            97            7.75             754              1.78            27.20
      VIP High Income
         2013                                         1,335           15.27          20,395              6.47             5.95
         2012                                         1,064           14.41          15,338              7.32            14.23
         2011                                           770           12.62           9,721              9.47             4.03
         2010                                           346           12.13           4,192             12.54            13.82
         2009                                            65           10.66             688             13.47            43.96
      VIP Index 500 - Service
      Class
         2013                                         8,682           14.78         128,293              2.00            32.11
         2012                                         6,634           11.18          74,202              2.54            15.81
         2011                                         3,884            9.66          37,515              2.22             1.93
         2010                                         2,796            9.48          26,496              2.38            14.91
         2009                                         1,376            8.25          11,343              3.43            26.48
      VIP Investment Grade Bond
         2013                                         2,628           13.36          35,120              2.46            -1.78
         2012                                         2,212           13.61          30,097              2.35             5.90
         2011                                         1,082           12.85          13,901              3.38             7.33
         2010                                           689           11.97           8,242              3.92             7.80
         2009                                           215           11.10           2,389              8.69            15.72
      VIP Mid Cap
         2013                                         1,991           16.01          31,856              0.57            36.23
         2012                                         1,573           11.75          18,478              0.78            14.83
         2011                                         1,007           10.23          10,299              0.36           -10.61
         2010                                           499           11.45           5,714              0.53            28.83
         2009                                           131            8.88           1,163              0.88            40.09
      VIP Money Market
         2013                                         3,672           10.30          37,836              0.03             0.03
         2012                                         3,421           10.30          35,234              0.13             0.14
         2011                                         2,524           10.29          25,964              0.11             0.11
         2010                                         1,728           10.28          17,759              0.19             0.24
         2009                                           797           10.25           8,167              0.73             0.72
      VIP Real Estate
         2013                                         1,645           12.54          20,628              2.02             1.82
         2012                                         1,357           12.31          16,709              1.70            18.57
         2011                                         1,010           10.38          10,490              1.46             8.09
         2010                                           585            9.61           5,624              1.75            30.42
         2009                                           250            7.37           1,838              3.43            37.69
      VIP Value Strategies
         2013                                           328           15.61           5,119              0.87            30.49
         2012                                           396           11.96           4,736              0.68            27.28
         2011                                           324            9.40           3,049              1.29            -8.81
         2010                                           206           10.31           2,127              0.88            26.63
         2009                                            26            8.14             215              0.89            57.59
Investments in the
   Franklin Templeton
   Investments
   Sub-Accounts:
      VIP Global Income
      Securities
         2013                                         1,504           16.12          24,246              4.71             1.89
         2012                                         1,391           15.82          22,027              3.34            15.31
         2011                                           396           13.72           5,437              5.74            -0.61
         2010                                           207           13.81           2,857              1.16            14.71
         2009                                            83           12.04           1,005              6.43            18.98

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     Total Accumulator Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Franklin Templeton
   Investments Fund
   Sub-Accounts (continued):
      VIP High Income Securities
         2013                                         1,028   $       16.08   $      16,518              7.91%            8.17%
         2012                                           792           14.87          11,783              4.64            15.94
         2011                                         1,204           12.82          15,445              6.30             4.63
         2010                                           251           12.26           3,078              5.85            13.71
         2009                                            42           10.78             450              0.82            42.99
      VIP Income Securities
         2013                                           761           14.19          10,804              6.07            14.18
         2012                                           527           12.43           6,560              6.83            12.91
         2011                                           380           11.01           4,186              6.31             2.71
         2010                                           221           10.72           2,365              7.95            12.87
         2009                                            79            9.50             750              7.01            35.88
      VIP Mutual Global
      Discovery Securities
         2013                                           134           14.68           1,962              2.83            27.95
         2012                                           125           11.48           1,438              3.19            13.63
         2011                                            91           10.10             921              2.33            -2.73
         2010                                            43           10.38             443              1.56            12.24
         2009                                            10            9.25              90              1.08            23.63
      VIP Mutual Shares
      Securities
         2013                                           245           13.66           3,347              2.39            28.53
         2012                                           215           10.62           2,276              2.19            14.61
         2011                                           222            9.27           2,057              2.69            -0.79
         2010                                           148            9.34           1,383              2.22            11.47
         2009                                            60            8.38             507              2.57            26.35
      VIP Small Cap Value
      Securities
         2013                                         1,700           17.11          29,087              1.57            36.50
         2012                                         1,657           12.53          20,776              1.02            18.75
         2011                                         1,449           10.56          15,299              0.88            -3.53
         2010                                           941           10.94          10,300              0.82            28.49
         2009                                           304            8.52           2,588              1.42            29.54
      VIP Small-Mid Cap Growth
      Securities
         2013                                           726           16.48          11,970              0.00            38.50
         2012                                           643           11.90           7,644              0.00            11.12
         2011                                           526           10.71           5,632              0.00            -4.59
         2010                                           399           11.22           4,481              0.00            27.94
         2009                                           215            8.77           1,885              0.00            43.95
      VIP Strategic Income
      Securities
         2013                                           486           14.64           7,117              5.36             3.52
         2012                                           260           14.14           3,687              6.07            13.12
         2011                                           241           12.50           3,017              6.03             2.78
         2010                                           137           12.16           1,676              3.63            11.21
         2009                                            47           10.94             518              5.09            26.11
      VIP U.S. Government
         2013                                         1,306           12.17          15,897              2.93            -1.99
         2012                                         1,248           12.42          15,503              0.91             2.12
         2011                                           230           12.16           2,799              3.34             5.96
         2010                                           163           11.48           1,866              3.18             5.56
         2009                                            55           10.87             593              1.40             3.34

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     Total Accumulator Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF
      Asset Allocation
         2013                                         9,419   $       12.49   $     117,622              1.44%           18.53%
         2012                                         7,267           10.54          76,564              1.61            14.46
         2011                                         4,822            9.21          44,387              1.35            -4.85
         2010                                         2,581            9.67          24,973              0.49            15.58
         2009                                         1,908            8.37          15,970              0.77            27.79
      Balanced ETF Asset
      Allocation
         2013                                        13,410           12.71         170,416              2.22            12.19
         2012                                         5,981           11.33          67,755              1.94            11.00
         2011                                         4,365           10.21          44,544              1.31            -0.56
         2010                                         3,258           10.26          33,442              0.81            11.85
         2009                                         2,973            9.18          27,280              1.53            19.74
      Conservative ETF Asset
      Allocation
         2013                                         2,109           12.11          25,529              1.72             2.77
         2012                                         1,579           11.78          18,602              1.86             5.48
         2011                                         1,015           11.17          11,338              1.17             3.42
         2010                                         1,082           10.80          11,684              1.84             6.67
         2009                                           496           10.12           5,018              0.99             8.57
      Growth ETF Asset
      Allocation
         2013                                        15,604           12.70         198,116              1.53            16.78
         2012                                        12,593           10.87         136,908              1.76            13.24
         2011                                         8,616            9.60          82,711              1.41            -3.50
         2010                                         5,683            9.95          56,537              0.56            14.19
         2009                                        10,926            8.71          95,193              1.07            24.94
      Income and Growth ETF
      Asset Allocation
         2013                                         3,991           12.44          49,659              1.94             7.58
         2012                                         3,041           11.56          35,174              2.08             8.18
         2011                                         2,160           10.69          23,096              1.29             1.37
         2010                                         1,196           10.55          12,612              0.94             9.04
         2009                                           697            9.67           6,739              1.57            13.72
Investments in the
   Invesco Funds
   Sub-Accounts:
      Invesco V. I. American
      Value (c)
         2013                                           228           16.47           3,759              0.72            34.27
         2012                                           192           12.26           2,359              0.80            17.31
         2011                                           138           10.46           1,441              0.80             0.92
         2010                                           272            9.84           2,679              0.09            12.51
         2009                                            35            8.47             296              1.26            39.21
      Invesco V. I. Government
      Securities
         2013                                             -           10.66               -              3.57            -2.62
         2012                                             8           10.95              87              3.39             2.48
         2011                                            37           10.68             397              0.00             6.84
      Invesco V. I  Growth and
      Income Fund - Series I (d)
         2013                                         1,180           14.82          17,481              1.54            34.08
         2012                                           985           11.05          10,886              1.59            14.63
         2011                                           642            9.64           6,191              1.34            -2.01
         2010                                           272            9.84           2,679              0.09            12.51
         2009                                           104            8.75             908              3.93            24.37

         (c) Previously known as Invesco VK V.I. American Value
         (d) Previously known as Invesco LIT Growth and Income

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     Total Accumulator Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Janus Aspen Series
   Sub-Accounts:
      Balanced
         2013                                           773   $       15.78   $      12,195              1.31%           20.15%
         2012                                         1,029           13.13          13,515              3.20            13.62
         2011                                           848           11.56           9,804              2.51             1.64
         2010                                           618           11.37           7,023              3.27             8.39
         2009                                           166           10.49           1,742              2.28            25.89
      Enterprise
         2013                                         1,039           15.50          16,101              0.52            32.38
         2012                                           867           11.71          10,148              0.00            17.29
         2011                                           633            9.98           6,322              0.00            -1.42
         2010                                           377           10.13           3,821              0.00            25.85
      Flexible Bond
         2013                                         1,063           14.57          15,492              2.45            -0.14
         2012                                         1,100           14.59          16,064              3.26             8.34
         2011                                           231           13.47           3,116              4.48             6.74
         2010                                           126           12.62           1,591              3.73             7.97
         2009                                            65           11.69             755              3.02            13.22
      Forty Portfolio
         2013                                           180           12.94           2,327              0.70            31.23
         2012                                           150            9.86           1,468              0.76            24.16
         2011                                           122            7.94             967              0.40            -6.69
         2010                                            29            8.51             246              0.36             6.75
         2009                                            14            7.97             109              0.04            46.33
      Global Technology
         2013                                           671           17.37          11,654              0.00            35.76
         2012                                           586           12.80           7,499              0.00            19.60
         2011                                           612           10.70           6,547              0.00            -8.68
         2010                                           306           11.72           3,589              0.00            24.83
         2009                                           109            9.39           1,027              0.00            57.09
      Mid Cap Value
         2013                                           366           15.01           5,497              1.32            26.09
         2012                                           270           11.91           3,216              1.10            11.14
         2011                                           137           10.71           1,464              0.96            -2.64
         2010                                            47           11.01             517              0.87            15.66
         2009                                            11            9.51             103              0.51            33.69
      Overseas
         2013                                         2,727            9.30          25,353              3.09            14.56
         2012                                         2,350            8.11          19,068              0.72            13.47
         2011                                         1,821            7.15          13,024              0.46           -32.17
         2010                                         1,155           10.54          12,179              0.68            25.31
         2009                                           391            8.41           3,290              0.61            79.56
Investments in the
   Oppenheimer Variable
   Account Funds
   Sub-Accounts:
      Oppenheimer Capital Income (j)
         2013                                           728           10.27           7,481              2.39            13.17
         2012                                           752            9.08           6,824              1.26            12.34
         2011                                           632            8.08           5,102              1.83             0.72
         2010                                           385            8.02           3,086              0.38            12.91
         2009                                            55            7.10             389              0.00            21.89
      Oppenheimer Core Bond
         2013                                           282            8.87           2,504              4.77            -0.10
         2012                                           232            8.88           2,060              5.08            10.29
         2011                                           194            8.05           1,560              4.29             8.27
         2010                                            85            7.44             634              1.99            11.41
         2009                                            97            6.68             648              0.00             9.61
      Oppenheimer Global (m)
         2013                                           394           14.32           5,640              1.30            27.31
         2012                                           320           11.25           3,599              1.97            21.26
         2011                                           216            9.28           2,003              1.14            -8.29
         2010                                           139           10.11           1,401              0.68            15.96
         2009                                            24            8.72             211              0.00            39.77

         (j) Previously known as Oppenheimer Balanced
         (m) Previously known as Oppenheimer Global Securities

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     Total Accumulator Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Oppenheimer Variable Account
   Funds
   Sub-Accounts (continued):
      Oppenheimer Equity Income (l)
         2013                                           618   $       16.02   $       9,907              1.41%           28.93%
         2012                                           640           12.42           7,956              1.31            16.08
         2011                                           466           10.70           4,988              0.94            -4.93
         2010                                           397           11.26           4,463              0.58            18.85
         2009                                            65            9.47             612              0.55            45.08
      Oppenheimer Global
      Strategic Income
         2013                                           310           12.99           4,024              5.23            -0.13
         2012                                           306           13.01           3,978              4.52            13.53
         2011                                           118           11.46           1,350              2.46             0.85
         2010                                            67           11.36             771              4.08            14.97
         2009                                            20            9.88             203              0.00            18.83
      Oppenheimer Main Street
      Small Cap (n)
         2013                                         1,324           17.89          23,688              0.91            41.01
         2012                                         1,279           12.69          16,220              0.59            17.99
         2011                                         1,104           10.75          11,865              0.59            -2.21
         2010                                           538           10.99           5,910              0.56            23.41
         2009                                            58            8.91             520              0.82            37.20
Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International
      Growth
         2013                                         1,577           13.60          21,457              1.31            25.87
         2012                                         1,499           10.81          16,200              1.44            22.22
         2011                                         1,524            8.84          13,474              0.95            -7.16
         2010                                           993            9.52           9,453              1.11            14.76
         2009                                           535            8.30           4,442              0.86            39.24
Investments in the
   The Alger Portfolios
   Sub-Accounts:
      Alger Balanced Class I-2
         2013                                           103           12.42           1,280              1.11            15.28
         2012                                           117           10.78           1,269              0.72             6.23
         2011                                           123           10.14           1,250              0.83             0.03
         2010                                           199           10.14           2,021              3.09            10.33
         2009                                            78            9.19             718              0.00            29.25
      Alger Capital Appreciation
      Class I-2
         2013                                           962           16.78          16,141              0.37            35.19
         2012                                           695           12.42           8,629              1.11            18.30
         2011                                           463           10.50           4,859              0.11            -0.30
         2010                                           229           10.53           2,413              0.37            14.03
         2009                                            19            9.23             171              0.00            51.10
      Alger Large Cap Growth Class I-2
         2013                                           404           14.42           5,826              0.79            35.08
         2012                                           336           10.68           3,589              1.19             9.87
         2011                                           491            9.72           4,772              1.00            -0.35
         2010                                           371            9.75           3,622              0.70            13.39
         2009                                           172            8.60           1,482              0.63            47.57
      Alger MidCap Growth Class I-2
         2013                                           662           12.61           8,349              0.33            35.84
         2012                                           568            9.28           5,275              0.00            16.21
         2011                                           913            7.99           7,292              0.33            -8.27
         2010                                           234            8.71           2,039              0.00            19.38
         2009                                           118            7.29             861              0.00            51.70

         (l) Previously known as Oppenheimer Value
         (n) Previously known as Oppenheimer Main Street Small & Mid Cap

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     Total Accumulator Policies (continued)

                                                             At December 31,                  For the year ended December 31,
                                              ---------------------------------------------   --------------------------------
                                                               Accumulation                     Investment           Total
                                                  Units         Unit Value     Net Assets      Income Ratio*        Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   The Universal Institutional
   Funds, Inc.
   Sub-Accounts:
      Morgan Stanley UIF Emerging
      Markets Class I
         2013                                         1,221   $        9.04   $      11,042              1.17%           -1.02%
         2012                                           959            9.14           8,763              0.00            19.95
         2011                                           750            7.62           5,714              0.40           -18.22
         2010                                           438            9.31           4,082              0.57            19.02
         2009                                           188            7.83           1,472              0.00            69.84
      Morgan Stanley UIF Growth Class I
         2013                                           102           17.54           1,791              0.44            48.07
         2012                                            93           11.84           1,100              0.00            14.38
         2011                                            60           10.36             622              0.11            -2.80
         2010                                            28           10.65             295              0.12            22.86
         2009                                             2            8.67              21              0.00            65.55

                                     PART C



Item 26.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

(b)  Not Applicable

     (c)(i) Form of Principal Underwriting Agreement. /2

     (ii) Form of Selling Agreement. /2

     (iii) Form of Schedule of Sales Commissions. /(filed herewith)

(d) Form of the TotalAccumulator Flexible Premium Variable Adjustable Life Policy. /3

(e) Form of Application for the TotalAccumulator Flexible Premium Variable Adjustable Life Policy /3

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)  Contracts of Reinsurance - Not Applicable

(h)  Fund Participation Agreements:

     (1) Form of Participation Agreement between The Alger American Fund and Allstate Life Insurance Company of New York /1

     (2) Form of Participation Agreement between Alliance Bernstein Variable Products Series Fund, Inc. and Allstate Life Insurance Company of New York /4

     (3) Form of Participation Agreement between Fidelity(R) Variable Insurance Products and Allstate Life Insurance Company of New York /7

     (4) Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust and Allstate Life Insurance Company of New York /5 (5) Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York /7

     (6) Form of Participation Agreement between Janus Aspen Series and Allstate Life Insurance Company of New York /1

     (7) Form of Participation Agreement between Oppenheimer Variable Account Funds and Allstate Life Insurance Company of New York /1

     (8) Form of Participation Agreement between Panorama Series Funds, Inc. and Allstate Life Insurance Company of New York /1

     (9) Form of Participation Agreement between Van Kampen Life Investment Trust and Allstate Life Insurance Company of New York /1

     (10) Form of Participation Agreement between The Universal Institutional Funds, Inc. and Allstate Life Insurance Company of New York /1

(i)  Administrative Contracts - Not Applicable

(j)  Other Material Contracts - Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York./6

(l) Actuarial Opinion and Consent. /6

(m) Sample Calculation. /3

(n) Other Consents:

     (1) Consent of Independent Registered Public Accounting Firm (filed herewith)

(o) Omitted Financial Statements - Not Applicable

(p) Initial Capital Arrangements - Not Applicable

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /3

(99)(a) Power of Attorney for Marcia D. Alazraki, Don Civgin,
Wilford J. Kavanaugh, Jesse E. Merten,
Samuel H. Pilch, John R. Raben, Jr., and Phyllis Hill Slater. /8


/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934).

/2 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-100935, dated June 30, 2003.

/3 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, File No. 333-148225, 811-21250, filed December 12, 2007.

/4 Incorporated by reference from Post-Effective Amendment No. 16 to Form N-4 Registration Statement (File No. 033-35445) dated May 1, 2000.

/5 Incorporated by reference from Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-74411) dated October 31, 2002.

/6 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed March 21, 2008 (File No. 333-148225, 811-21250).

/7 Incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 25, 2008 (File No. 333-148225, 811-21250).

/8 Incoporated by reference from Post-Effective Amendment No. 6 to Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed April 15, 2013 (File no. 333-148225, 811-21250).

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL                 POSITION AND OFFICE WITH
BUSINESS ADDRESS*                  DEPOSITOR OF THE ACCOUNT

MARCIA D. ALAZRAKI                DIRECTOR
DON CIVGIN                        DIRECTOR, CHAIRMAN OF THE BOARD,
                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER
ANGELA K. FONTANA                 DIRECTOR, VICE PRESIDENT, GENERAL COUNSEL
                                  AND SECRETARY
WILFORD J. KAVANAUGH              DIRECTOR AND SENIOR VICE PRESIDENT
JESSE E. MERTEN                   DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF
                                  FINANCIAL OFFICER
SAMUEL H. PILCH                   DIRECTOR, SENIOR GROUP VICE PRESIDENT AND CONTROLLER
JOHN R. RABEN, JR.                DIRECTOR
PHYLLIS HILL SLATER               DIRECTOR
MICHAEL S. DOWNING                SENIOR VICE PRESIDENT
JUDITH P. GREFFIN                 EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
D. SCOTT HARPER                   SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
JEFFREY J. MCRAE                  SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
HARRY R. MILLER                   SENIOR VICE PRESIDENT AND CHIEF RISK OFFICER
P. KELLY NOLL                     SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARIO RIZZO                       SENIOR VICE PRESIDENT AND TREASURER
MARK Q. PRINDIVILLE               VICE PRESIDENT AND INVESTMENT RISK MANAGER
P. JOHN RUGEL			  SENIOR VICE PRESIDENT
ERROL CRAMER                      VICE PRESIDENT
RANDAL DECOURSEY                  VICE PRESIDENT
SARAH R. DONAHUE                  VICE PRESIDENT
LISA J. FLANARY                   VICE PRESIDENT
ATIF J. IJAZ                      VICE PRESIDENT
DEAN M. WAY                       VICE PRESIDENT AND ILLUSTRATION ACTUARY
ROBERT W. BIRMAN                  CHIEF ADMINISTRATIVE OFFICER
JENNIFER M. HAGER                 ASSISTANT SECRETARY
JOHN BUCHANAN                     ASSISTANT SECRETARY
LISETTE S. WILLEMSEN              ASSISTANT SECRETARY
ELLIOT A. STULTZ                  ASSISTANT SECRETARY
THOMAS H. HELSDINGEN              ASSISTANT TREASURER
FRANK R. FIARITO                  ASSISTANT TREASURER
RAYMOND P. THOMAS                 ASSISTANT TREASURER
TRACY M. KIRCHHOFF                CHIEF COMPLIANCE OFFICER
THERESA M. RESNICK                APPOINTED ACTUARY

* The principal business address of Ms. Alazraki is 7 Times Square, New York, New York, 10036. The principal business address of
     Mr. Raben is 20 Linwood Avenue, Riverside, Connecticut
     06878. The principal business address of Ms. Slater is 14 Bond Street, Suite 410, Great Neck, Long Island, New York, 11021. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.


Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 20, 2014.

Item 29: INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS

Effective September 1, 2011, our former distributor ALFS, Inc. merged into Allstate Distributors, LLC. Both ALFS, Inc. and Allstate Distributors, LLC are wholly owned subsidiaries of Allstate Life Insurance
Company.

Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

Allstate Life Insurance Company of New York does not pay ADLLC any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ADLLC also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ADLLC serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ADLLC and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.


Name                         Position with Distributor

WILFORD J. KAVANAUGH      MANAGER AND CHAIRMAN OF THE BOARD
LISA J. FLANARY           MANAGER AND PRESIDENT
D. SCOTT HARPER           SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
JEFFREY J. MCRAE          SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
P. KELLY NOLL             SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARIO RIZZO               SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
SARAH R. DONAHUE          VICE PRESIDENT
MARIBEL V. GERSTNER       MANAGER AND VICE PRESIDENT
MARIAN GOLL               VICE PRESIDENT AND TREASURER
ALLEN R. REED             VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
DANA GOLDSTEIN            CHIEF COMPLIANCE OFFICER
ANGELA K. FONTANA         MANAGER AND ASSISTANT SECRETARY
JENNIFER M. HAGER         ASSISTANT SECRETARY
LISETTE S. WILLEMSEN      ASSISTANT SECRETARY


Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ADLLC, is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 32. MANAGEMENT SERVICES

         None.


Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the 24th day of April, 2014.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

                                  (REGISTRANT)



                BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                  (DEPOSITOR)



By: /s/ ANGELA K. FONTANA
--------------------------
Angela K. Fontana
Vice President,
General Counsel and Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 24th day of April, 2014.

*/MARCIA D. ALAZRAKI                     Director
--------------------
Marcia D. Alazraki



*/DON CIVGIN                             Director, Chairman of the Board, President and
-----------------                        Chief Executive Officer (Principal Executive Officer)
Don Civgin


/s/ANGELA K. FONTANA                     Director, Vice President, General Counsel
---------------------------              and Secretary
Angela K. Fontana



*/WILFORD J. KAVANAUGH                   Director and Senior Vice President
-----------------------
Wilford J. Kavanaugh


*/JESSE. E. MERTEN                       Director, Senior Vice President and Chief Financial
------------------                       Officer (Principal Financial Officer)
Jesse E. Merten


*/SAMUEL H. PILCH                        Director, Controller and Senior Group Vice
------------------                       President (Principal Accounting Officer)
Samuel H. Pilch


*/JOHN R. RABEN, JR.                     Director
--------------------
John R. Raben, Jr.


*/PHYLLIS HILL SLATER                    Director
---------------------
Phyllis Hill Slater




*/ By Angela K. Fontana, pursuant to Power of Attorney, filed herewith or previously filed.






                                  EXHIBIT INDEX

Exhibit No.                 Description

 (26)(n)(1)                  Consent of Independent Registered Public Accounting Firm
